UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 4.35% and 4.10%, respectively. These returns compare to the 12.65% average annual total return of the Fund’s blended benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s blended benchmark, which is 60% the MSCI World Index (Net, USD, Hedged) and 40% the Bloomberg Barclays U.S. Treasury Composite Index (Total Return, Unhedged, USD), generated average annual total returns of 14.23% and 7.98%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 9.71%, less than the S&P 500® Index’s annualized volatility of 24.84% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During the Reporting Period, the performance of the capital markets and the Fund were influenced most by the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

Global equities broadly generated gains in 2020, despite steep declines in the first calendar quarter. In the U.S., the equity market fell significantly during the first quarter, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Economic conditions deteriorated, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus. Exacerbating matters was crude oil prices that fell as supply increased and demand decreased. After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, U.S. equities appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data. U.S. equities continued to rally in the third calendar quarter, supported by a sharp cyclical recovery in economic data and optimism around a potential COVID-19 vaccine. In the fourth quarter of 2020, U.S. stocks extended their broad-based rally on the prospect of an end to the global pandemic and its economic impact with the approval and distribution of COVID-19 vaccines. While uncertainty surrounding the November U.S. elections and other policy questions created the potential for higher market volatility, the victory of the Democratic candidate for President proved positive for equity markets in the latter part of the quarter.

In the international developed markets, COVID-19 wreaked havoc across countries, communities and industries alike, disrupting global supply chains, international trade and private consumption patterns across the world. During the first quarter of 2020, many developed equity markets — in economies large and small — went into a tailspin, enduring declines of 30% or more at the trough. Exacerbating matters was the failure of oil-producing nations to agree to production cuts, which resulted in increased supply amid pandemic-driven reduced demand, applying downward pressure on crude oil prices. In the second calendar quarter, developed markets equities gained on optimism around a global economic recovery as lockdown measures began to ease. In Europe, equities were supported by a larger than consensus expected stimulus boost from the European Central Bank’s (“ECB”) Pandemic Emergency Purchase Programme and the European Union’s proposed €750 billion COVID-19 recovery plan. During July and August 2020, developed markets equities advanced, buoyed by supportive industrial and labor data, optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. This was followed by a decline in September, with a spike in COVID-19 cases globally, a pullback in information technology sector performance, and the U.S. Fed’s perspective on further policy support. After declining for a second consecutive month in October 2020, developed equity markets then rallied in the last two months of the calendar year, with cyclical and value-oriented stocks outperforming growth-oriented names in a reversal of a long-standing trend. The announcement of promising data from three COVID-19 vaccine developers gave a further boost to investor sentiment and the prospects of a global economic recovery.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

In the emerging markets, equities sold off during the first quarter of 2020, as investors were overtaken by the fear of a global recession caused by the COVID-19 outbreak. Countries implemented lockdowns to try and flatten the curve of new infections, with largely all but essential businesses being forced to close. Aside from COVID-19, emerging markets equities also faced adverse effects from the start of an oil price dispute between Russia and Saudi Arabia, which caused global crude oil prices to drop approximately 25% in a single day. During the second calendar quarter, emerging markets equities rebounded significantly as markets saw improved economic conditions even as the COVID-19 pandemic persisted. Many governments bolstered their respective economic recoveries through large stimulus packages, and several emerging markets countries made progress in reopening their economies, as the strict lockdowns implemented earlier had helped in slowing the number of new cases. In the third calendar quarter, emerging markets equities appreciated overall, as investor optimism grew around the potential discovery and distribution of a viable vaccine against COVID-19. That said, they declined modestly in September 2020 following an uptick in global COVID-19 cases and increased uncertainty around the then-upcoming U.S. elections. During the fourth calendar quarter, emerging markets equities gained in the wake of the November U.S. election and as COVID-19 vaccines started being distributed across the world.

Regarding fixed income, spread, or non-government bond, sector performance was mixed during the Reporting Period overall. High yield corporate bonds and asset backed securities outperformed U.S. Treasury securities, followed at some distance by commercial mortgage-backed securities, investment grade corporate bonds and mortgage-backed securities. Sovereign emerging markets debt and agency securities underperformed Treasury securities. During the Reporting Period, U.S. Treasury yields fell along the curve, or spectrum of maturities. Yields on shorter-and intermediate-term maturities dropped more than long-term yields, resulting in the steepening of the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 100 basis points to end the Reporting Period at 0.92%.

When the Reporting Period started in January 2020, macroeconomic data was generally positive but geopolitical uncertainty increased amid U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak in China of COVID-19. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had by then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market volatility and economic conditions. In early March, the Fed reduced its targeted federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving” risks to U.S. economic activity from COVID-19. (A basis point is 1/100th of a percentage point.) Then, on March 15th, the Fed slashed the target federal funds rate to near zero. Other G10 central banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. (Also known as Group of 10 nations, the G10 are actually 11 countries that participate in an agreement to provide the International Monetary Fund with additional funds to increase its lending ability. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.) Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan, and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added further to market volatility. Early in the month, a dispute between Russia and the Organization of the Petroleum Exporting Countries, also known as OPEC, led Saudi Arabia to lower the price at which it sold crude oil. In this environment, spread, or non-government bond, sectors, with the exception of mortgage-backed securities, recorded negative returns for the first calendar quarter overall.

During the second quarter of 2020, spread sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. When the quarter began in April, the broad fixed income market continued to experience bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19-related headlines. In May, ongoing central bank liquidity, better economic data and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks such as deteriorating U.S.-China relations and civil unrest and nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in various other developed economies increased risk-off sentiment. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion and underpin more segments of financial markets. In June, the ECB extended its

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

quantitative easing program, while the Fed removed a requirement for issuers to “opt in” to its secondary market corporate credit facility.

In the third quarter of 2020, spread sectors continued to produce gains, supported by accommodative central bank monetary policies as well as agreement on a €750 billion European Union Recovery Fund, stronger than consensus expected second quarter corporate earnings and progress on COVID-19 vaccine development. However, the financial markets continued to experience episodes of risk-off sentiment, which were driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions and limited progress in the U.S. Congress on a fourth fiscal stimulus package. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of the COVID-19. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. During August, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. The U.S. central bank also adjusted how it would assess labor market performance, taking into account racial and income disparities. September 2020 saw the return of risk-off investor sentiment, as some of the factors that supported the improvement in economic conditions started to fade. Renewed COVID-19 case growth in Europe and reduced prospects of further U.S. fiscal support, alongside rising political uncertainty heading into the then-upcoming U.S. elections, all contributed to increased market volatility and investor risk aversion.

Early in the fourth quarter of 2020, steadily rising COVID-19 cases and renewed lockdowns dominated COVID-19-related news flow. However, later in the quarter, encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment, and spread sectors recorded gains for the quarter overall. Risk sentiment was also bolstered by the removal of a few long-standing overhangs. Specifically, the U.S. elections were resolved, the U.K. and European Union agreed to a post-Brexit deal, and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.) Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed did not extend the average maturity of its U.S. Treasury purchases at its December policy meeting, but it introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the ECB announced a multi-pronged package of easing measures, in line with market expectations, extended the horizon for its Pandemic Emergency Purchase Programme and increased the level of its purchases.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

The Fund continued dynamically allocating across global asset classes during the Reporting Period, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Japanese, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

During the Reporting Period, the Fund’s allocation to U.S. Treasury securities contributed most positively to absolute returns. In addition, allocations to U.S. large-cap equities, emerging markets equities, U.S. small-cap stocks and Japanese equities added to results. Conversely, an allocation to U.K. equities and, to a lesser extent, an allocation to European equities detracted from the Fund’s absolute performance. The Fund’s allocations to German and Japanese government bonds did not have a material impact on results during the Reporting Period.

The Fund’s defensive cash positioning added significantly to relative performance during the first quarter of 2020 when global equities suffered steep declines. However, the sizeable allocation to cash, which was used to manage volatility, limited the Fund’s participation in the equity market rebound during the next three calendar quarters.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s overall annualized volatility was 9.71%, less than the S&P 500® Index’s annualized volatility of 24.84%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity category, the Fund had allocations to five of six global equity asset classes. It did not have an allocation to U.S. small-cap equities at the beginning of the Reporting Period. As for fixed income, the Fund had an allocation to U.S. Treasury securities at the start of the Reporting Period. It did not have allocations to German government bonds or Japanese government bonds.

In January 2020, we increased the Fund’s allocation to U.S. Treasury securities. We reduced its allocations to U.S. large-cap equities, European equities and Japanese equities. In addition, we eliminated the Fund’s allocation to emerging markets equities.

In February 2020, we further increased the Fund’s allocation to U.S. Treasury securities. We mainly decreased its equity allocation to U.S. large-cap equities, but we added a small allocation to emerging markets equities. We established a small cash position.

During March 2020, we actively sought to manage volatility within the Fund’s equity allocations. Specifically, we reduced the Fund’s allocations to U.S. large-cap stocks, European stocks, U.K. stocks and Japanese stocks. We eliminated its allocation to emerging markets equities. In fixed income, we decreased the Fund’s allocation to U.S. Treasury securities. We also significantly increased the Fund’s cash position.

In April 2020, the Fund’s allocations remained relatively unchanged. However, we trimmed the Fund’s cash position and modestly increased its allocation to U.S. Treasury securities.

In May 2020, we meaningfully reduced the Fund’s cash position and increased its allocation to U.S. Treasury securities. We slightly increased its equity allocations, primarily its allocation to U.S. large-cap equities.

In June 2020, the Fund’s equity allocations continued to increase slightly, modestly adding to U.S. large-cap equity, European and Japanese equity allocations. We also added a small allocation to emerging markets equities. In fixed income, we reduced the Fund’s allocation to U.S. Treasury securities.

During July 2020, we further decreased the Fund’s cash position and generally increased its equity allocations, mainly its allocation to U.S. large-cap equities.

In August 2020, we increased the Fund’s equity allocations overall. In addition, we reduced its allocation to U.S. Treasury securities and its position in cash.

During September 2020, we continued to increase the Fund’s equity allocations. Within fixed income, we decreased the Fund’s allocation to U.S. Treasury securities.

In October 2020, the Fund’s equity allocations remained relatively unchanged, though we added a small allocation to U.S. small-cap stocks. Within fixed income, we reduced the Fund’s allocation to U.S. Treasury securities and added an allocation to German government bonds.

During November 2020, we further reduced the Fund’s allocation to U.S. Treasury securities and added an allocation to Japanese government bonds. Equity allocations stayed relatively unchanged overall, though we trimmed the Fund’s allocation to U.S. large-cap equities and increased its allocations to emerging markets equities and Japanese equities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

During December 2020, we increased the Fund’s allocations to equities and U.S. large-cap equities in particular. Within fixed income, we eliminated the Fund’s allocations to U.S. Treasury securities and Japanese government bonds and increased its allocation to German government bonds. We also eliminated the Fund’s position in cash.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded equity index futures to gain exposure to U.S. large-cap and small-cap stocks and to European, Japanese, U.K. and emerging markets equities. The use of these instruments had a negative impact overall on absolute returns. In addition, the Fund used bond futures to gain exposure to U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a positive impact overall on the Fund’s performance.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective November 18, 2020, Matthew Schwab no longer served as a portfolio manager of the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Federico Gilly and Oliver Bunn. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity allocation, the Fund continued to have significant exposure to U.S. large-cap stocks and, to a lesser extent, to emerging markets, Japanese, U.K., European and U.S. small-cap equities. Within the fixed income allocation, the Fund had exposure to German government bonds. At the end of the Reporting Period, the Fund had no exposure to U.S. Treasury securities or Japanese government bonds.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

Bloomberg Barclays U.S. Treasury Composite Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint.

Global Trends Allocation Composite Index is comprised of 60% the MSCI World Index and 40% the Bloomberg Barclays U.S. Treasury Index.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

FUND BASICS

Global Trends Allocation Fund

as of December 31, 2020

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Global Trends Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (Net, USD, Hedged) (60%) and the Bloomberg Barclays U.S. Treasury Composite Index (Total Return, USD, Unhedged) (40%)) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Trends Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Since Inception
Institutional (Commenced October 16, 2013)	4.35%	5.89%	4.28%
Service (Commenced April 16, 2012)	4.10%	5.64%	4.90%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Exchange-Traded Funds – 35.5%
564,100	iShares Core MSCI Emerging Markets ETF	$34,996,764
116,665	iShares Core S&P 500 ETF	43,794,874
117,600	Vanguard S&P 500 ETF	40,417,944

TOTAL EXCHANGE-TRADED FUNDS
(Cost $87,176,554)		$119,209,582

Shares	Dividend Rate	Value

Investment Companies(a) – 54.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
100,915,798	0.026%	$100,915,798
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares
16,674,108	0.006	16,674,108
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares
33,348,216	0.026	33,348,216

Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares
33,348,216	0.006%	33,348,216

TOTAL INVESTMENT COMPANIES
(Cost $184,286,338)		$184,286,338

TOTAL INVESTMENTS – 90.3%
(Cost $271,462,892)		$303,495,920

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.7%		32,577,444

NET ASSETS – 100.0%		$336,073,364

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	380	03/19/2021	$16,480,059	$103,480
Euro-Bund	202	03/08/2021	43,836,809	87,763
FTSE 100 Index	193	03/19/2021	16,944,146	(115,121)
Japan 10 Year Bond	15	03/15/2021	22,058,012	(27,154)
Russell 2000 E-Mini Index	117	03/19/2021	11,552,580	319,941
S&P 500 E-Mini Index	123	03/19/2021	23,055,120	666,518
TOPIX Index	194	03/11/2021	33,903,733	908,923
U.S. Treasury 10 Year Note	356	03/22/2021	49,139,125	61,656

Total Futures Contracts				$2,006,006

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated issuers, at value (cost $184,286,338)	$184,286,338
Investments in unaffiliated issuers, at value (cost $87,176,554)	119,209,582
Cash	20,870,719
Foreign currencies, at value (cost $3,868,937)	3,898,700
Receivables:
Collateral on certain derivative contracts	8,204,742
Fund shares sold	54,098
Reimbursement from investment adviser	32,405
Dividends	3,083
Securities lending income	171
Other assets	1,260

Total assets	336,561,098

Liabilities:
Variation margin on futures	77,201
Payables:
Management fees	163,649
Distribution and Service fees and Transfer Agency fees	76,421
Fund shares redeemed	66,325
Accrued expenses	104,138

Total liabilities	487,734

Net Assets:
Paid-in capital	301,978,010
Total distributable earnings (loss)	34,095,354

NET ASSETS	$336,073,364
Net Assets:
Institutional	$289,022
Service	335,784,342

Total Net Assets	$336,073,364
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	22,921
Service	26,668,629
Net asset value, offering and redemption price per share:
Institutional	$12.61
Service	12.59

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers	$1,604,321
Dividends — affiliated issuers	719,146
Interest	21,259
Securities lending income — affiliated issuer	205

Total investment income	2,344,931

Expenses:
Management fees	2,565,307
Distribution and Service (12b-1) fees	811,131
Professional fees	134,629
Transfer Agency fees(a)	64,939
Custody, accounting and administrative services	63,732
Printing and mailing costs	49,016
Trustee fees	20,996
Other	22,074

Total expenses	3,731,824

Less — expense reductions	(987,236)

Net expenses	2,744,588

NET INVESTMENT LOSS	(399,657)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	7,411,369
Futures contracts	(3,651,027)
Foreign currency transactions	634,341
Net change in unrealized gain on:
Investments — unaffiliated issuers	5,834,188
Futures contracts	2,600,582
Foreign currency translation	135,150

Net realized and unrealized gain	12,964,603

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,564,946

(a) Institutional and Service Shares incurred Transfer Agency fees of $54 and $64,885, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income (loss)	$(399,657)	$3,172,465
Net realized gain	4,394,683	22,215,858
Net change in unrealized gain	8,569,920	14,993,095

Net increase in net assets resulting from operations	12,564,946	40,381,418

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(5,497)	(16,100)
Service Shares	(5,648,001)	(19,290,888)

Total distributions to shareholders	(5,653,498)	(19,306,988)

From share transactions:
Proceeds from sales of shares	18,343,800	25,165,924
Reinvestment of distributions	5,653,498	19,306,988
Cost of shares redeemed	(40,330,893)	(116,140,276)

Net decrease in net assets resulting from share transactions	(16,333,595)	(71,667,364)

TOTAL DECREASE	(9,422,147)	(50,592,934)

Net Assets:

Beginning of year	345,495,511	396,088,445
End of year	$336,073,364	$345,495,511

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Trends Allocation Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$12.32	$11.65	$12.46	$11.33	$10.89

Net investment income (loss)(a)	0.02	0.15	0.14	0.06	(0.03)

Net realized and unrealized gain (loss)	0.52	1.28	(0.64)	1.46	0.52

Total from investment operations	0.54	1.43	(0.50)	1.52	0.49

Distributions to shareholders from net investment income	(0.07)	(0.22)	(0.12)	(0.07)	(0.05)

Distributions to shareholders from net realized gains	(0.18)	(0.54)	(0.19)	(0.32)	—

Total distributions	(0.25)	(0.76)	(0.31)	(0.39)	(0.05)

Net asset value, end of year	$12.61	$12.32	$11.65	$12.46	$11.33

Total return(b)	4.35%	12.29%	(4.08)%	13.36%	4.49%

Net assets, end of year (in 000s)	$289	$277	$247	$30	$27

Ratio of net expenses to average net assets	0.60%	0.59%	0.51%	0.68%	0.74%

Ratio of total expenses to average net assets	0.90%	0.89%	0.86%	0.86%	0.89%

Ratio of net investment income (loss) to average net assets	0.13%	1.18%	1.13%	0.46%	(0.25)%

Portfolio turnover rate(c)	168%	61%	60%	64%	260%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Trends Allocation Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$12.30	$11.64	$12.45	$11.32	$10.88

Net investment income (loss)(a)	(0.01)	0.11	0.08	0.03	0.02

Net realized and unrealized gain (loss)	0.51	1.28	(0.62)	1.46	0.45

Total from investment operations	0.50	1.39	(0.54)	1.49	0.47

Distributions to shareholders from net investment income	(0.03)	(0.19)	(0.08)	(0.04)	(0.03)

Distributions to shareholders from net realized gains	(0.18)	(0.54)	(0.19)	(0.32)	—

Total distributions	(0.21)	(0.73)	(0.27)	(0.36)	(0.03)

Net asset value, end of year	$12.59	$12.30	$11.64	$12.45	$11.32

Total return(b)	4.10%	11.94%	(4.34)%	13.11%	4.33%

Net assets, end of year (in 000s)	$335,784	$345,219	$395,842	$406,867	$353,615

Ratio of net expenses to average net assets	0.85%	0.84%	0.81%	0.93%	1.00%

Ratio of total expenses to average net assets	1.15%	1.14%	1.11%	1.11%	1.13%

Ratio of net investment income (loss) to average net assets	(0.12)%	0.91%	0.63%	0.21%	0.20%

Portfolio turnover rate(c)	168%	61%	60%	64%	260%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2020

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$119,209,582	$—	$—
Investment Companies	184,286,338	—	—

Total	$303,495,920	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$2,148,281	$—	$—

Liabilities(a)
Futures Contracts	$(142,275)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$1,998,862	Variation margin on futures contracts	$(115,121)
Interest Rate	Variation margin on futures contracts	149,419	Variation margin on futures contracts	(27,154)

Total		$2,148,281		$(142,275)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(11,889,492)	$1,267,478	860
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,238,465	1,333,104	910

Total		$(3,651,027)	$2,600,582	1,770

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.59	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2020, GSAM waived $389,668 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $274,248 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2020

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$663,916	$45,862	$277,458	$987,236

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the fiscal year ended December 31, 2020:

Investment Companies	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income
Goldman Sachs Financial Square Government Fund	$103,730,960	$38,906,052	$(41,721,214)	$100,915,798	100,915,798	$406,387
Goldman Sachs Financial Square Treasury Instruments Fund	—	17,303,021	(628,913)	16,674,108	16,674,108	8,554
Goldman Sachs Financial Square Treasury Obligations Fund	42,695,096	3,135,230	(12,482,110)	33,348,216	33,348,216	147,182
Goldman Sachs Financial Square Treasury Solutions Fund	42,695,096	3,135,230	(12,482,110)	33,348,216	33,348,216	157,023

Total	$189,121,152	$62,479,533	$(67,314,347)	$184,286,338	184,286,338	$719,146

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $141,539,448 and $134,226,697, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2020.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2020

7.    SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020

$24	$—	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$—	$27,475,550	$(27,475,550)	$—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$8,181,193	$4,050,503
Net long-term capital gains	11,125,795	1,602,995
Total taxable distributions	$19,306,988	$5,653,498

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$9,705,075
Undistributed long-term capital gains	860,636
Total undistributed earnings	$10,565,711
Timing differences (Straddle loss deferral)	(7,053,130)
Unrealized gains — net	30,582,773
Total accumulated earnings — net	$34,095,354

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$275,089,168
Gross unrealized gain	30,582,773
Gross unrealized loss	—
Net unrealized gain	$30,582,773

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2020

9.    OTHER RISKS (continued)

a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	440	5,497	1,310	16,100
	440	5,497	1,310	16,100
Service Shares
Shares sold	1,538,326	$18,343,800	2,045,866	$25,165,924
Reinvestment of distributions	453,290	5,648,001	1,572,199	19,290,888
Shares redeemed	(3,383,659)	(40,330,893)	(9,571,002)	(116,140,276)
	(1,392,043)	(16,339,092)	(5,952,937)	(71,683,464)

NET DECREASE	(1,391,603)	$(16,333,595)	(5,951,627)	$(71,667,364)

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Global Trends Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Trends Allocation Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,100.80		$3.22
Hypothetical 5% return	1,000	1,022.07	+	3.10
Service

Actual	1,000	1,099.20		4.54
Hypothetical 5% return	1,000	1,020.81	+	4.37

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.61% and 0.86% for Institutional and Service Shares, respectively.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 7.98% of the dividends paid from net investment company taxable income by the Global Trends Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Trends Allocation Fund designates $1,602,995 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

32

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2019 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2021 Goldman Sachs. All rights reserved.

VITNAVAR-21/229738-OTU-02/2021

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 3.97% and 3.73%, respectively. These returns compare to the 2.79% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.34% during the Reporting Period.

The U.S. equity market fell significantly in the first quarter of 2020, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, the U.S. equity market appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the November 2020 U.S. elections, lower levels of Gross Domestic Product, heightened unemployment, questions around how quickly and effectively a vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the Democratic victory of Joe Biden proved positive for equity markets over the near term. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., in our view, entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

For the Reporting Period overall, eight of the 11 sectors in the S&P 500® Index posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted solid absolute gains that outperformed the Russell Index during the Reporting Period. Stock selection overall contributed positively, while sector allocation as a whole detracted, albeit modestly, from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the information technology, communication services and energy sectors contributed most positively to the Fund’s relative results during the Reporting Period. Having an underweight to energy, the weakest performing sector in the Russell Index during the Reporting Period, also helped. Only partially offsetting these positive contributors was stock selection in the health care, financials and materials sectors, which detracted. Allocation positioning in each of these three sectors further dampened relative results. Having a position in cash, albeit a modest one, during a Reporting Period when the Russell Index rallied, hurt as well.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Deere & Co., Citrix Systems and Aptiv.

Agricultural equipment manufacturer Deere & Co. began to see a share price increase on largely positive earnings reports during the time in which the broad agriculture equipment recovery began. Its management also announced the company would be undergoing a reorganization to better focus on customer solutions across the agricultural cycle, which was well received by investors. At the end of the Reporting Period, we continued to hold conviction in the company moving forward, as we believe it is well positioned to rebound from the inventory shortages and other headwinds caused by the COVID-19-driven shutdown. Also, in our view, demand for the company’s products remains solid from higher than historically normal investments in agricultural equipment.

Shares of software provider Citrix Systems were supported by successive positive earnings surprises early in the Reporting Period. These results were a function, in our view, of Citrix Systems benefiting from the exponential uptick in companies’ remote working contingency plans due to the spread of COVID-19. Given the strong performance in the stock, we elected to exit the Fund’s position in the company and reallocate the capital to what we saw as other compelling risk/reward opportunities.

Technology-based auto parts company Aptiv saw its share price appreciate as a result of recovering global vehicle production in the second half of the Reporting Period. At the end of the Reporting Period, we remained optimistic on Aptiv given what we viewed as its exposure to fast-growing industry themes of electrification, active safety and autonomous mobility.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in Wells Fargo & Co., Citigroup and PVH.

Financial services company Wells Fargo & Co.’s stock lagged the Russell Index along with the broader financials sector, as interest rates remained suppressed with no guidance for rate increases. The Fed also announced that bank dividends would be capped in the third quarter of 2020, dampening the outlook in this industry. The stock fell under further pressure as a result of its mandated asset cap, which prevented Wells Fargo & Co. from expanding its balance sheet to counter the lower rate environment. Overall, at the end of the Reporting Period, we remained optimistic on Wells Fargo & Co. given our positive view of its management team, potential for margin expansion and a possible catalyst for the stock if the Fed were to lift its asset cap on the bank.

Similarly, financial services company Citigroup’s shares lagged the Russell Index along with the broader financials sector, as interest rates remained suppressed with no guidance for rate increases and as the Fed announced that bank dividends would be capped in the third quarter of 2020. Citigroup’s stock also came under pressure as a result of regulatory action. Given concerns of headline risk surrounding the regulatory action, we decided to exit the Fund’s position in Citigroup in favor of what we believed to be better risk/reward prospects elsewhere.

Store closures as a result of the COVID-19 pandemic contributed to a decline in the share price of retail apparel company PVH. Given our concerns of a lasting impact from the store closures, coupled with an accelerated shift toward e-commerce, we decided to exit the Fund’s position in PVH in favor of what we viewed as better risk/reward opportunities elsewhere.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in medical device company Medtronic. We established the Fund position given our belief that there may be a cyclical recovery in the medical device industry as elective medical procedures, delayed as a result of the COVID-19 pandemic, see pent-up demand as restrictions ease.

We established a Fund position in beverage producer The Coca-Cola Co. during the Reporting Period. We are optimistic on Coca-Cola’s prospects in an economic recovery, as the away-from-home channel sales improve. We also believe the company has long-term durable growth potential resulting from its global duopoly, sole focus on beverages, low private label penetration and strong pricing.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Bank of America. We exited the position early in 2020 in an effort to trim some of the Fund’s exposure to more interest rate-sensitive companies.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index to information technology, consumer discretionary, utilities and real estate increased. The Fund’s allocations compared to the Russell Index in financials, industrials and health care decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2020, the Fund had overweighted positions relative to the Russell Index in the information technology, utilities, consumer discretionary and communication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, financials and industrials and was rather neutrally weighted to the Russell Index in the consumer staples, materials, real estate and energy sectors.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The U.S. equity markets rebounded from pandemic-induced lows in the first quarter of 2020 to round out the calendar year with multiple tailwinds from pent-up demand to significant cash reserves. As the markets anticipated an economic recovery alongside the rollout of the COVID-19 vaccines, we remained vigilant at the end of the Reporting Period in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we simultaneously caution that the economy remains in the infancy of its recovery, and uneven progress suggests that full macroeconomic normalization may well remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution and inoculation, and ongoing fiscal and monetary policy. As the economic expansion widens, we expected, at the end of the Reporting Period, the U.S. equity market rally to continue but with broader sector participation. Within this recovery period, we believe it is crucial to stay true to our quality-first investment approach, seeking to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Large Cap Value Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business
Walt Disney Co. (The)	3.7%	Media & Entertainment
JPMorgan Chase & Co.	3.4	Banks
Verizon Communications, Inc.	2.5	Telecommunication Services
NextEra Energy, Inc.	2.3	Utilities
Wells Fargo & Co.	2.1	Banks
Comcast Corp. Class A	2.1	Media & Entertainment
General Electric Co.	2.0	Capital Goods
Johnson & Johnson	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	1.9	Energy
Alphabet, Inc. Class A	1.9	Media & Entertainment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Institutional	3.97%	7.99%	8.87%
Service	3.73%	7.71%	8.60%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 100.0%
Automobiles & Components – 2.2%
50,395	Aptiv plc	$6,565,965
87,321	General Motors Co.	3,636,046

		10,202,011

Banks – 8.5%
124,718	JPMorgan Chase & Co.	15,847,916
51,082	M&T Bank Corp.	6,502,739
150,057	Truist Financial Corp.	7,192,232
318,702	Wells Fargo & Co.	9,618,426

		39,161,313

Capital Goods – 7.8%
24,012	Deere & Co.	6,460,428
871,902	General Electric Co.	9,416,542
36,010	Honeywell International, Inc.	7,659,327
28,261	Illinois Tool Works, Inc.	5,761,853
23,812	L3Harris Technologies, Inc.	4,500,944
12,650	Stanley Black & Decker, Inc.	2,258,784

		36,057,878

Commercial & Professional Services – 0.7%
32,844	Waste Connections, Inc.	3,368,809

Consumer Durables & Apparel – 0.9%
51,256	Brunswick Corp.	3,907,757

Consumer Services – 3.8%
53,065	Hilton Worldwide Holdings, Inc.	5,904,012
52,097	Las Vegas Sands Corp.	3,104,981
38,608	McDonald’s Corp.	8,284,505

		17,293,498

Diversified Financials – 5.7%
60,558	American Express Co.	7,322,068
27,535	Berkshire Hathaway, Inc. Class B*	6,384,541
11,393	BlackRock, Inc.	8,220,505
37,305	Intercontinental Exchange, Inc.	4,300,893

		26,228,007

Energy – 3.6%
50,833	Cheniere Energy, Inc.*	3,051,505
104,085	Chevron Corp.	8,789,978
113,652	ConocoPhillips	4,544,944

		16,386,427

Food & Staples Retailing – 1.8%
58,898	Walmart, Inc.	8,490,147

Food, Beverage & Tobacco – 3.9%
137,267	Coca-Cola Co. (The)	7,527,722
24,615	Constellation Brands, Inc. Class A	5,391,916
83,268	Mondelez International, Inc. Class A	4,868,680

		17,788,318

Health Care Equipment & Services – 6.2%
140,275	Boston Scientific Corp.*	5,042,886
63,289	CVS Health Corp.	4,322,639
10,312	Humana, Inc.	4,230,704

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
66,556	Medtronic plc	7,796,370
45,573	Zimmer Biomet Holdings, Inc.	7,022,344

		28,414,943

Household & Personal Products – 1.5%
48,958	Procter & Gamble Co. (The)	6,812,016

Insurance – 3.4%
46,028	Allstate Corp. (The)	5,059,858
56,562	American Financial Group, Inc.	4,955,962
37,261	Chubb Ltd.	5,735,213

		15,751,033

Materials – 5.0%
27,105	Ecolab, Inc.	5,864,438
30,098	Linde plc	7,931,124
15,493	Martin Marietta Materials, Inc.	4,399,547
36,370	Packaging Corp. of America	5,015,787

		23,210,896

Media & Entertainment – 8.3%
4,903	Alphabet, Inc. Class A*	8,593,194
181,562	Comcast Corp. Class A	9,513,849
22,075	Electronic Arts, Inc.	3,169,970
93,385	Walt Disney Co. (The)*	16,919,495

		38,196,508

Pharmaceuticals, Biotechnology & Life Sciences – 5.1%
2,987	Biogen, Inc.*	731,397
10,843	BioMarin Pharmaceutical, Inc.*	950,823
108,210	Bristol-Myers Squibb Co.	6,712,266
24,881	Eli Lilly and Co.	4,200,908
24,811	Genmab A/S ADR*	1,008,815
56,450	Johnson & Johnson	8,884,101
5,897	Sarepta Therapeutics, Inc.*	1,005,380

		23,493,690

Real Estate Investment Trusts – 4.7%
24,520	Alexandria Real Estate Equities, Inc.	4,369,954
27,314	AvalonBay Communities, Inc.	4,381,985
43,633	Extra Space Storage, Inc.	5,055,319
42,066	Prologis, Inc.	4,192,298
54,705	Welltower, Inc.	3,535,037

		21,534,593

Retailing – 2.2%
29,202	Lowe’s Cos., Inc.	4,687,213
5,486	O’Reilly Automotive, Inc.*	2,482,799
22,443	Ross Stores, Inc.	2,756,225

		9,926,237

Semiconductors & Semiconductor Equipment – 4.5%
48,665	Intel Corp.	2,424,490
68,402	Marvell Technology Group Ltd.	3,251,831
34,807	NXP Semiconductors NV	5,534,661
29,108	QUALCOMM, Inc.	4,434,313
30,800	Texas Instruments, Inc.	5,055,204

		20,700,499

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 5.7%
66,261	Cognizant Technology Solutions Corp. Class A	$5,430,089
38,686	Fidelity National Information Services, Inc.	5,472,521
39,487	International Business Machines Corp.	4,970,624
6,226	Intuit, Inc.	2,364,946
10,597	Microsoft Corp.	2,356,985
14,316	Splunk, Inc.*	2,432,145
13,828	Visa, Inc. Class A	3,024,598

		26,051,908

Technology Hardware & Equipment – 1.3%
85,089	Cisco Systems, Inc.	3,807,732
98,527	Juniper Networks, Inc.	2,217,843

		6,025,575

Telecommunication Services – 2.5%
192,647	Verizon Communications, Inc.	11,318,011

Transportation – 3.8%
23,686	Norfolk Southern Corp.	5,628,031
39,070	Union Pacific Corp.	8,135,155
85,463	United Airlines Holdings, Inc.*	3,696,275

		17,459,461

Utilities – 6.9%
56,116	Ameren Corp.	4,380,415
30,687	American Water Works Co., Inc.	4,709,534
29,070	Atmos Energy Corp.	2,774,150
65,249	CMS Energy Corp.	3,980,842
137,759	NextEra Energy, Inc.	10,628,107
80,844	Xcel Energy, Inc.	5,389,869

		31,862,917

TOTAL COMMON STOCKS
(Cost $363,078,166)		$459,642,452

Shares	Dividend Rate	Value

Investment Company(a) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
396,415	0.026%	$396,415
(Cost $396,415)

TOTAL INVESTMENTS – 100.1%
(Cost $363,474,581)		$460,038,867

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(398,840)

NET ASSETS – 100.0%		$459,640,027

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $363,078,166)	$459,642,452
Investments in affiliated issuers, at value (cost $396,415)	396,415
Cash	719,722
Receivables:
Dividends	450,353
Fund shares sold	135,885
Reimbursement from investment adviser	26,889
Other assets	1,309

Total assets	461,373,025

Liabilities:
Payables:
Fund shares redeemed	1,199,910
Management fees	262,462
Distribution and Service fees and Transfer Agency fees	65,650
Accrued expenses	204,976

Total liabilities	1,732,998

Net Assets:
Paid-in capital	370,344,927
Total distributable earnings (loss)	89,295,100

NET ASSETS	$459,640,027
Net Assets:
Institutional	$160,076,361
Service	299,563,666

Total Net Assets	$459,640,027
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	17,263,213
Service	32,300,151
Net asset value, offering and redemption price per share:
Institutional	$9.27
Service	9.27

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $8,085)	$8,954,891
Dividends — affiliated issuers	14,978
Securities lending income — unaffiliated issuer	6,051
Interest	1,051

Total investment income	8,976,971

Expenses:
Management fees	3,007,574
Distribution and Service (12b-1) fees	680,420
Professional fees	104,390
Transfer Agency fees(a)	83,536
Printing and mailing costs	80,938
Custody, accounting and administrative services	74,368
Trustee fees	21,129
Other	19,142

Total expenses	4,071,497

Less — expense reductions	(481,720)

Net expenses	3,589,777

NET INVESTMENT INCOME	5,387,194

Realized and unrealized gain (loss):
Net realized loss from investments — unaffiliated issuers	(6,988,415)
Net change in unrealized gain on investments — unaffiliated issuers	20,107,747

Net realized and unrealized gain	13,119,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,506,526

(a) Institutional and Service Shares incurred Transfer Agency fees of $29,107 and $54,429, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$5,387,194	$6,004,286
Net realized gain (loss)	(6,988,415)	20,966,506
Net change in unrealized gain	20,107,747	78,158,001

Net increase in net assets resulting from operations	18,506,526	105,128,793

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(4,769,206)	(7,943,415)
Service Shares	(8,295,083)	(14,094,598)

Total distributions to shareholders	(13,064,289)	(22,038,013)

From share transactions:
Proceeds from sales of shares	34,531,693	13,557,948
Reinvestment of distributions	13,064,288	22,038,013
Cost of shares redeemed	(63,270,455)	(82,668,632)

Net decrease in net assets resulting from share transactions	(15,674,474)	(47,072,671)

TOTAL INCREASE (DECREASE)	(10,232,237)	36,018,109

Net Assets:

Beginning of year	469,872,264	433,854,155

End of year	$459,640,027	$469,872,264

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$9.19	$7.67	$9.06	$10.16	$9.39

Net investment income(a)	0.12	0.13	0.12	0.16	0.18

Net realized and unrealized gain (loss)	0.24	1.86	(0.88)	0.83	0.91

Total from investment operations	0.36	1.99	(0.76)	0.99	1.09

Distributions to shareholders from net investment income	(0.12)	(0.14)	(0.12)	(0.18)	(0.22)

Distributions to shareholders from net realized gains	(0.16)	(0.33)	(0.51)	(1.91)	(0.10)

Total distributions	(0.28)	(0.47)	(0.63)	(2.09)	(0.32)

Net asset value, end of year	$9.27	$9.19	$7.67	$9.06	$10.16

Total return(b)	3.97%	25.93%	(8.46)%	9.85%	11.55%

Net assets, end of year (in 000s)	$160,076	$163,814	$150,963	$188,182	$243,875

Ratio of net expenses to average net assets	0.71%	0.73%	0.71%	0.72%	0.74%

Ratio of total expenses to average net assets	0.81%	0.83%	0.81%	0.81%	0.81%

Ratio of net investment income to average net assets	1.44%	1.46%	1.32%	1.50%	1.91%

Portfolio turnover rate(c)	58%	58%	125%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$9.19	$7.67	$9.06	$10.16	$9.39

Net investment income(a)	0.10	0.11	0.10	0.13	0.16

Net realized and unrealized gain (loss)	0.24	1.85	(0.88)	0.83	0.90

Total from investment operations	0.34	1.96	(0.78)	0.96	1.06

Distributions to shareholders from net investment income	(0.10)	(0.11)	(0.10)	(0.15)	(0.19)

Distributions to shareholders from net realized gains	(0.16)	(0.33)	(0.51)	(1.91)	(0.10)

Total distributions	(0.26)	(0.44)	(0.61)	(2.06)	(0.29)

Net asset value, end of year	$9.27	$9.19	$7.67	$9.06	$10.16

Total return(b)	3.73%	25.61%	(8.72)%	9.56%	11.25%

Net assets, end of year (in 000s)	$299,564	$306,058	$282,891	$358,776	$531,553

Ratio of net expenses to average net assets	0.94%	0.98%	0.96%	0.97%	0.99%

Ratio of total expenses to average net assets	1.06%	1.08%	1.06%	1.06%	1.06%

Ratio of net investment income to average net assets	1.21%	1.21%	1.07%	1.26%	1.66%

Portfolio turnover rate(c)	58%	58%	125%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$14,474,600	$—	$—
North America	445,167,852	—	—
Investment Company	396,415	—	—

Total	$460,038,867	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.72%	0.65%	0.62%	0.60%	0.59%	0.72%	0.68	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver was effective on April 29, 2020 and will continue to be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2020, GSAM waived $153,607 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $7,125 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Effective April 29, 2020 Goldman Sachs has agreed to waive its transfer agent fee attributable to the Service Shares. This arrangement will remain in place through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Transfer Agency Fees	Other Expense Reimbursement	Total Expense Reductions

$160,732	$793	$36,937	$283,258	$481,720

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company

$771,927	$72,748,792	$(73,124,304)	$396,415	396,415	$14,978

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $238,059,153 and $260,584,250, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2020.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$—	$2,754,477	$(2,754,477)	$—

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$5,962,422	$5,259,550
Net long-term capital gains	16,075,591	7,804,739
Total Taxable Distributions	$22,038,013	$13,064,289

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$748,243
Capital loss carryforwards:
Perpetual short-term	$(5,732,311)
Timing differences (Real Estate Investment Trust)	26,726
Unrealized gains — net	94,252,442
Total accumulated earnings — net	$89,295,100

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$365,786,425
Gross unrealized gain	105,893,120
Gross unrealized loss	(11,640,678)
Net unrealized gain	$94,252,442

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

8.    OTHER RISKS (continued)

a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,674,921	$12,636,325	624,452	$5,567,317
Reinvestment of distributions	522,367	4,769,205	872,903	7,943,415
Shares redeemed	(2,756,893)	(22,865,975)	(3,356,752)	(29,321,564)
	(559,605)	(5,460,445)	(1,859,397)	(15,810,832)
Service Shares
Shares sold	2,896,787	21,895,368	940,302	7,990,631
Reinvestment of distributions	908,552	8,295,083	1,548,857	14,094,598
Shares redeemed	(4,795,612)	(40,404,480)	(6,071,122)	(53,347,068)
	(990,273)	(10,214,029)	(3,581,963)	(31,261,839)

NET DECREASE	(1,549,878)	$(15,674,474)	(5,441,360)	$(47,072,671)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Large Cap Value Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,226.70		$3.92
Hypothetical 5% return	1,000	1,021.62	+	3.56
Service

Actual	1,000	1,225.50		5.20
Hypothetical 5% return	1,000	1,020.46	+	4.72

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.70% and 0.93% for Institutional and Service Shares, respectively.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 100% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $7,804,739 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

28

TRUSTEES	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Jessica Palmer, Chair
Dwight L. Bush
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2021 Goldman Sachs. All rights reserved.

VITLCVAR-21 229744-OTU-1350837

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 8.38% and 8.17%, respectively. These returns compare to the 4.95% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.34% during the Reporting Period.

The U.S. equity market fell significantly in the first quarter of 2020, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, the U.S. equity market appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the November 2020 U.S. elections, lower levels of Gross Domestic Product, heightened unemployment, questions around how quickly and effectively a vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the Democratic victory of Joe Biden proved positive for equity markets over the near term. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., in our view, entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

For the Reporting Period overall, eight of the 11 sectors in the S&P 500® Index posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted solid absolute gains that outperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the utilities, information technology and consumer staples sectors. Only one sector detracted from the Fund’s relative results during the Reporting Period — financials, wherein stock selection proved especially challenging.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in RH, Marvell Technology Group and Match Group.

A new purchase for the Fund during the Reporting Period, high-end home furnishings company RH saw its share price perform well throughout the Reporting Period, as the pandemic caused more people to work from home, which, in turn, led to greater investments in home improvement projects. RH’s higher-end clientele also proved resilient during the Reporting Period. At the end of the Reporting Period, we remained optimistic about RH given what we view as de-urbanization trends and heightened levels of investment in homes. We were also positive on the company management’s goals to continue investing in the business throughout 2021, potentially driving international growth.

Marvell Technology Group is a semiconductor company. After a slight drop in its share price due to the COVID-19-driven global economic shutdown, Marvell Technology Group benefited from solid trends in fifth-generation (“5G”) technology deployment, strong design win momentum and storage gains within the cloud. At the end of the Reporting Period, we continued to like Marvell Technology Group given what we view as its long-term secular growth trends as well as the possibility for share buybacks following an extended period of deleveraging. We also believe the company’s exposure to China could help mitigate any geopolitical tensions better than some of its peers.

Online dating services company Match Group was a new purchase for the Fund during the Reporting Period. Its shares benefited from a series of earnings reports during the Reporting Period that featured solid revenue and subscription growth. As in-person dating was limited due to the COVID-19 pandemic, virtual dating services saw an increase in demand. At the end of the Reporting Period, we remained confident in the company’s increased subscription base in both Tinder and non-Tinder applications and in its expanded product pipeline to drive near-term growth.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in MFA Financials, L Brands and Ryman Hospitality Properties.

MFA Financial is a mortgage real estate investment trust (“REIT”). Prior to the outbreak of the COVID-19 pandemic, the Fund was overweight residential mortgage credit within the mortgage REIT universe given what we saw as the health of the consumer and of home prices. However, during just a few trading days in late March 2020, investors fled to perceived safety and sold out of companies holding non-government-backed securities. The significant drop in value of these securities, especially the speed of the dislocation, threatened mortgage REITs and their ability to meet margin calls. (A margin call occurs when the value of an investor’s margin account falls below the broker’s required amount. An investor’s margin account contains securities bought with borrowed money.) Given our belief that the margin calls had created a situation wherein value was permanently impaired, we sold the Fund’s position in MFA Financial.

Shares of retail apparel company L Brands declined as the COVID-19 pandemic forced stores to close. While we were optimistic about its management’s efforts to maintain liquidity during the pandemic, we ultimately decided to exit the position in April 2020 in favor of what we considered to be better risk/reward prospects elsewhere.

Ryman Hospitality Properties is a REIT that specializes in group-oriented and destination hotel assets in urban and resort markets. Its shares came under significant pressure in March 2020 after the company was forced to shut down its hotels due to COVID-19. As of June 2020, the company started reopening its major hotels and indicated that its management was encouraged by the level of bookings for the summer. However, we decided to exit the position in November 2020, as we believed its risk/reward profile looked less attractive following an approximately 190% total return in its stock following its 2020 low on March 18, 2020.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchases already mentioned, we initiated a Fund position in SVB Financial Group, a west coast bank focused primarily on lending to technology-based companies. We believe SVB Financial Group is an attractive investment opportunity given its long-standing relationships in the technology, health sciences, private equity and venture capital industries. We view these relationships as beneficial to potentially driving outsized loan and deposit growth relative to its peers. Additionally, we are optimistic that SVB Financial Group has altered its risk profile to be less exposed to early stage companies.

We established a Fund position in United Airlines during the Reporting Period. We are optimistic about United Airlines’ management team given its actions to improve liquidity during the COVID-19 pandemic, which allowed the company to invest in its business more than some of its peers thus far. We also believe United Airlines may well be a significant beneficiary of COVID-19 vaccines given pent-up demand for travel.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Royal Caribbean Cruises during the Reporting Period. Its shares declined sharply in tandem with the broader U.S. equity market sell-off, as the spread of COVID-19 intensified and forced travelers to shelter in place. Based on our belief that cruise lines will likely have an extended recovery timeline relative to other travel-related companies, we decided to sell the position.

We eliminated the Fund’s position in Agilent Technologies, a life sciences, diagnostics and applied chemicals company. While we continue to like the company’s long-term prospects, following significant strong performance of its stock relative to its peers, we decided to exit the position in favor of what we saw as better risk/reward opportunities elsewhere.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, consumer discretionary, real estate and utilities increased and its exposure to industrials, information technology and materials decreased compared to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2020, the Fund had overweighted positions relative to the Russell Index in consumer staples. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, and energy and was rather neutrally weighted to the Russell Index in financials, real estate, consumer discretionary, information technology, utilities, health care, materials and communication services.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The U.S. equity markets rebounded from pandemic-induced lows in the first quarter of 2020 to round out the calendar year with multiple tailwinds from pent-up demand to significant cash reserves. As the markets anticipated an economic recovery alongside the rollout of the COVID-19 vaccines, we remained vigilant at the end of the Reporting Period in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we simultaneously caution that the economy remains in the infancy of its recovery, and uneven progress suggests that full macroeconomic normalization may well remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution and inoculation, and ongoing fiscal and monetary policy. As the economic expansion widens, we expected, at the end of the Reporting Period, the U.S. equity market rally to continue but with broader sector participation. Within this recovery period, we believe it is crucial to stay true to our quality-first investment approach, seeking to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Mid Cap Value Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business
Zimmer Biomet Holdings, Inc.	2.0%	Health Care Equipment & Services
AMETEK, Inc.	1.9	Capital Goods
Marvell Technology Group Ltd.	1.8	Semiconductors & Semiconductor Equipment
ITT, Inc.	1.7	Capital Goods
Corteva, Inc.	1.6	Materials
SVB Financial Group	1.6	Banks
Aptiv plc	1.6	Automobiles & Components
United Airlines Holdings, Inc.	1.5	Transportation
Discover Financial Services	1.4	Diversified Financials
M&T Bank Corp.	1.4	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Institutional	8.38%	9.98%	9.35%
Service	8.17%	9.73%	9.08%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.6%
Automobiles & Components – 1.6%
58,239	Aptiv plc	$7,587,959

Banks – 6.4%
103,858	East West Bancorp, Inc.	5,266,639
19,740	First Republic Bank	2,900,398
54,293	M&T Bank Corp.	6,911,499
87,007	Pinnacle Financial Partners, Inc.	5,603,251
18,327	Signature Bank	2,479,460
20,275	SVB Financial Group*	7,863,253

		31,024,500

Capital Goods – 12.8%
77,940	AMETEK, Inc.	9,426,064
27,616	Cummins, Inc.	6,271,594
88,161	Fastenal Co.	4,304,902
92,574	Fortive Corp.	6,556,091
82,571	Graco, Inc.	5,974,012
19,265	IDEX Corp.	3,837,588
106,778	ITT, Inc.	8,224,041
14,204	L3Harris Technologies, Inc.	2,684,840
22,497	Rockwell Automation, Inc.	5,642,472
12,606	Stanley Black & Decker, Inc.	2,250,927
26,115	Trane Technologies plc	3,790,853
5,676	TransDigm Group, Inc.*	3,512,593

		62,475,977

Consumer Durables & Apparel – 2.5%
64,701	Brunswick Corp.	4,932,805
69,154	Capri Holdings Ltd.*	2,904,468
57,714	Lennar Corp. Class A	4,399,538

		12,236,811

Consumer Services – 3.0%
78,825	Wyndham Hotels & Resorts, Inc.	4,685,358
48,914	Wynn Resorts Ltd.	5,518,967
39,450	Yum! Brands, Inc.	4,282,692

		14,487,017

Diversified Financials – 4.7%
91,574	Ally Financial, Inc.	3,265,529
88,726	Bank of New York Mellon Corp. (The)	3,765,531
77,757	Discover Financial Services	7,039,341
24,951	Evercore, Inc. Class A	2,735,628
37,470	Raymond James Financial, Inc.	3,584,755
42,462	Voya Financial, Inc.	2,497,190

		22,887,974

Energy – 2.6%
79,534	Cheniere Energy, Inc.*	4,774,426
69,411	Hess Corp.	3,664,207
298,311	Parsley Energy, Inc. Class A	4,236,016

		12,674,649

Common Stocks – (continued)
Food & Staples Retailing – 0.6%
60,761	Performance Food Group Co.*	2,892,831

Food, Beverage & Tobacco – 4.5%
114,248	Coca-Cola European Partners plc	5,692,978
25,545	Constellation Brands, Inc. Class A	5,595,632
34,613	McCormick & Co., Inc. (Non-Voting)	3,309,003
185,980	Nomad Foods Ltd.*	4,727,612
120,801	Utz Brands, Inc.	2,664,870

		21,990,095

Health Care Equipment & Services – 5.6%
36,988	Centene Corp.*	2,220,390
209,259	Change Healthcare, Inc.*	3,902,680
13,033	Cooper Cos., Inc. (The)	4,735,150
43,724	Hologic, Inc.*	3,184,419
27,797	Quest Diagnostics, Inc.	3,312,568
64,377	Zimmer Biomet Holdings, Inc.	9,919,852

		27,275,059

Insurance – 5.1%
4,226	Alleghany Corp.	2,551,194
46,505	American Financial Group, Inc.	4,074,768
31,725	Arthur J Gallagher & Co.	3,924,700
62,092	Brown & Brown, Inc.	2,943,782
32,506	Globe Life, Inc.	3,086,770
5,312	Markel Corp.*	5,488,889
25,701	Reinsurance Group of America, Inc.	2,978,746

		25,048,849

Materials – 7.3%
50,293	Ashland Global Holdings, Inc.	3,983,206
71,897	Ball Corp.	6,699,362
205,907	Corteva, Inc.	7,972,719
253,964	Freeport-McMoRan, Inc.	6,608,143
15,816	Martin Marietta Materials, Inc.	4,491,270
43,618	Packaging Corp. of America	6,015,358

		35,770,058

Media & Entertainment – 4.1%
24,516	Liberty Broadband Corp. Class C*	3,882,599
63,003	Liberty Media Corp.-Liberty Formula One Class C*	2,683,928
99,808	Liberty Media Corp.-Liberty SiriusXM Class A*	4,310,707
56,079	Live Nation Entertainment, Inc.*	4,120,685
32,188	Match Group, Inc.*	4,866,504

		19,864,423

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 3.2%
62,168	Catalent, Inc.*	$6,469,824
38,282	Certara, Inc.*(a)	1,290,869
19,627	Neurocrine Biosciences, Inc.*	1,881,248
30,505	PerkinElmer, Inc.	4,377,467
8,540	Sarepta Therapeutics, Inc.*	1,455,985

		15,475,393

Real Estate Investment Trusts – 9.1%
25,843	Alexandria Real Estate Equities, Inc.	4,605,739
25,219	AvalonBay Communities, Inc.	4,045,884
31,640	Camden Property Trust	3,161,469
39,408	CyrusOne, Inc.	2,882,695
51,806	Duke Realty Corp.	2,070,686
55,595	Equity LifeStyle Properties, Inc.	3,522,499
12,622	Essex Property Trust, Inc.	2,996,715
144,726	Healthpeak Properties, Inc.	4,375,067
48,181	Highwoods Properties, Inc.	1,909,413
108,621	Invitation Homes, Inc.	3,226,044
18,795	Life Storage, Inc.	2,243,935
104,403	MGM Growth Properties LLC Class A	3,267,814
90,364	Welltower, Inc.	5,839,322

		44,147,282

Retailing – 4.8%
28,757	Advance Auto Parts, Inc.	4,529,515
13,459	Burlington Stores, Inc.*	3,520,201
31,998	Dollar Tree, Inc.*	3,457,064
47,390	Expedia Group, Inc.	6,274,436
50,157	National Vision Holdings, Inc.*	2,271,611
7,070	RH*	3,163,966

		23,216,793

Semiconductors & Semiconductor Equipment – 4.6%
29,930	Cree, Inc.*	3,169,587
188,006	Marvell Technology Group Ltd.	8,937,805
29,261	Microchip Technology, Inc.	4,041,237
18,448	MKS Instruments, Inc.	2,775,501
109,090	ON Semiconductor Corp.*	3,570,516

		22,494,646

Software & Services – 1.9%
27,615	Akamai Technologies, Inc.*	2,899,299
18,605	Splunk, Inc.*	3,160,803
15,033	WEX, Inc.*	3,059,667

		9,119,769

Technology Hardware & Equipment – 3.9%
127,527	Juniper Networks, Inc.	2,870,633
22,112	Motorola Solutions, Inc.	3,760,367

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
90,359	National Instruments Corp.	3,970,375
350,303	Viavi Solutions, Inc.*	5,245,787
100,233	Vontier Corp.*	3,347,782

		19,194,944

Transportation – 2.8%
31,951	Old Dominion Freight Line, Inc.	6,236,196
166,892	United Airlines Holdings, Inc.*	7,218,079

		13,454,275

Utilities – 8.5%
108,180	AES Corp. (The)	2,542,230
71,520	Ameren Corp.	5,582,851
32,850	American Water Works Co., Inc.	5,041,489
41,802	Atmos Energy Corp.	3,989,165
79,150	CMS Energy Corp.	4,828,942
45,232	Eversource Energy	3,913,020
52,711	NextEra Energy Partners LP	3,534,273
68,637	Public Service Enterprise Group, Inc.	4,001,537
24,591	Sempra Energy	3,133,139
73,394	Xcel Energy, Inc.	4,893,178

		41,459,824

TOTAL COMMON STOCKS (Cost $367,795,112)		$484,779,128

Shares	Dividend Rate	Value

Investment Company(b) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,803,152	0.026%	$1,803,152
(Cost $1,803,152)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $369,598,264)		$486,582,280

Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,354,889	0.026%	$1,354,889
(Cost $1,354,889)

TOTAL INVESTMENTS – 100.3%
(Cost $370,953,153)		$487,937,169

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,652,154)

NET ASSETS – 100.0%		$486,285,015

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $367,795,112)(a)	$484,779,128
Investments in affiliated issuers, at value (cost $1,803,152)	1,803,152
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,354,889)	1,354,889
Cash	293,462
Receivables:
Dividends	380,926
Fund shares sold	43,332
Reimbursement from investment adviser	17,997
Securities lending income	106
Other assets	1,307

Total assets	488,674,299

Liabilities:
Payables:
Payable upon return of securities loaned	1,354,889
Fund shares redeemed	397,518
Management fees	312,390
Distribution and Service fees and Transfer Agency fees	41,443
Accrued expenses	283,044

Total liabilities	2,389,284

Net Assets:
Paid-in capital	381,287,338
Total distributable earnings (loss)	104,997,677

NET ASSETS	$486,285,015
Net Assets:
Institutional	$327,375,858
Service	158,909,157

Total Net Assets	$486,285,015
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	18,996,424
Service	9,140,031
Net asset value, offering and redemption price per share:
Institutional	$17.23
Service	17.39

(a) Includes loaned securities having a market value of $1,324,949.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,517)	$5,877,771
Securities lending income — unaffiliated issuer	153,577
Dividends — affiliated issuers	34,447
Interest	1,085

Total investment income	6,066,880

Expenses:
Management fees	3,099,830
Distribution and Service (12b-1) fees	287,742
Printing and mailing costs	181,821
Professional fees	104,389
Custody, accounting and administrative services	90,267
Transfer Agency fees(a)	80,508
Trustee fees	21,088
Other	19,575

Total expenses	3,885,220

Less — expense reductions	(209,962)

Net expenses	3,675,258

NET INVESTMENT INCOME	2,391,622

Realized and unrealized gain (loss):
Net realized loss from investments — unaffiliated issuers	(9,440,981)
Net change in unrealized gain on investments — unaffiliated issuers	27,741,103

Net realized and unrealized gain	18,300,122

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,691,744

(a) Institutional and Service Shares incurred Transfer Agency fees of $57,491 and $23,017, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$2,391,622	$3,829,536
Net realized gain (loss)	(9,440,981)	29,143,957
Net change in unrealized gain	27,741,103	90,823,666

Net increase in net assets resulting from operations	20,691,744	123,797,159

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(6,463,230)	(14,329,359)
Service Shares	(2,864,537)	(7,060,194)

Total distributions to shareholders	(9,327,767)	(21,389,553)

From share transactions:
Proceeds from sales of shares	104,182,481	97,337,044
Reinvestment of distributions	9,327,767	21,389,553
Cost of shares redeemed	(148,714,253)	(87,900,619)

Net increase (decrease) in net assets resulting from share transactions	(35,204,005)	30,825,978

TOTAL INCREASE (DECREASE)	(23,840,028)	133,233,584

Net Assets:

Beginning of year	510,125,043	376,891,459

End of year	$486,285,015	$510,125,043

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$16.22	$12.89	$16.93	$16.23	$14.49

Net investment income(a)	0.10	0.13	0.13	0.12	0.16

Net realized and unrealized gain (loss)	1.26	3.93	(1.86)	1.68	1.80

Total from investment operations	1.36	4.06	(1.73)	1.80	1.96

Distributions to shareholders from net investment income	(0.10)	(0.13)	(0.23)	(0.13)	(0.21)

Distributions to shareholders from net realized gains	(0.25)	(0.60)	(2.08)	(0.97)	(0.01)

Total distributions	(0.35)	(0.73)	(2.31)	(1.10)	(0.22)

Net asset value, end of year	$17.23	$16.22	$12.89	$16.93	$16.23

Total return(b)	8.38%	31.53%	(10.46)%	11.07%	13.49%

Net assets, end of year (in 000s)	$327,376	$335,229	$300,056	$388,709	$437,085

Ratio of net expenses to average net assets	0.84%	0.87%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets	0.90%	0.90%	0.86%	0.87%	0.87%

Ratio of net investment income to average net assets	0.68%	0.85%	0.75%	0.71%	1.08%

Portfolio turnover rate(c)	111%	89%	109%	134%	149%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$16.37	$13.01	$16.95	$16.25	$14.51

Net investment income(a)	0.06	0.10	0.07	0.08	0.12

Net realized and unrealized gain (loss)	1.28	3.95	(1.84)	1.68	1.81

Total from investment operations	1.34	4.05	(1.77)	1.76	1.93

Distributions to shareholders from net investment income	(0.07)	(0.09)	(0.09)	(0.09)	(0.18)

Distributions to shareholders from net realized gains	(0.25)	(0.60)	(2.08)	(0.97)	(0.01)

Total distributions	(0.32)	(0.69)	(2.17)	(1.06)	(0.19)

Net asset value, end of year	$17.39	$16.37	$13.01	$16.95	$16.25

Total return(b)	8.17%	31.17%	(10.70)%	10.85%	13.24%

Net assets, end of year (in 000s)	$158,909	$174,896	$76,835	$381,172	$371,366

Ratio of net expenses to average net assets	1.09%	1.12%	1.09%	1.09%	1.09%

Ratio of total expenses to average net assets	1.14%	1.16%	1.11%	1.12%	1.12%

Ratio of net investment income to average net assets	0.39%	0.66%	0.42%	0.47%	0.78%

Portfolio turnover rate(c)	111%	89%	109%	134%	149%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,420,590	$—	$—
North America	474,358,538	—	—
Investment Company	1,803,152	—	—
Securities Lending Reinvestment Vehicle	1,354,889	—	—

Total	$487,937,169	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.77%	0.69%	0.66%	0.65%	0.77%	0.77%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $9,491 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$9,491	$735	$199,736	$209,962

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2020, Goldman Sachs earned $431 in brokerage commissions from portfolio transactions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company

$12,703,956	$153,030,045	$(163,930,849)	$1,803,152	1,803,152	$34,447

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $445,079,480 and $472,372,983, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

6.    SECURITIES LENDING (continued)

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Market Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Market Value December 31, 2020

$408,161	$27,836,347	$(26,889,619)	$1,354,889

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$10,465,638	$5,574,669
Net long-term capital gains	10,923,915	3,753,098

Total Taxable Distributions	$21,389,553	$9,327,767

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$394,274
Capital loss carryforwards:
Perpetual short-term	$(2,823,748)
Timing differences (Real Estate Investment Trusts)	$83,947
Unrealized gains — net	107,343,204
Total accumulated earnings — net	$104,997,677

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$380,593,965
Gross unrealized gain	109,149,144
Gross unrealized loss	(1,805,940)
Net unrealized gain	$107,343,204

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2020

10.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,072,386	$14,111,808	556,218	$8,465,749
Reinvestment of distributions	384,030	6,463,230	897,830	14,329,359
Shares redeemed	(3,123,869)	(45,649,614)	(4,061,392)	(62,310,021)
	(1,667,453)	(25,074,576)	(2,607,344)	(39,514,913)
Service Shares
Shares sold	6,051,187	90,070,673	6,000,838	88,871,295
Reinvestment of distributions	168,701	2,864,537	438,249	7,060,194
Shares redeemed	(7,760,547)	(103,064,639)	(1,663,012)	(25,590,598)
	(1,540,659)	(10,129,429)	4,776,075	70,340,891

NET INCREASE (DECREASE)	(3,208,112)	$(35,204,005)	2,168,731	$30,825,978

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,297.60		$4.85
Hypothetical 5% return	1,000	1,020.91	+	4.27
Service

Actual	1,000	1,296.60		6.29
Hypothetical 5% return	1,000	1,019.66	+	5.53

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 75.30% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $3,753,098 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2021 Goldman Sachs. All rights reserved.

VITMCVAR-21/229745-OTU-1350839

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.00% and their standardized 7-day effective yield was 0.00% as of December 31, 2020. The Institutional Shares’ one-month simple average yield was 0.01% as of December 31, 2020. The Institutional Shares’ 7-day distribution yield as of December 31, 2020 was 0.01%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.00% and their standardized 7-day effective yield was 0.00% as of December 31, 2020. The Service Shares’ one-month simple average yield was 0.01% as of December 31, 2020. The Service Shares’ 7-day distribution yield as of December 31, 2020 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields moved lower, with the money markets most influenced by U.S. Federal Reserve (“Fed”) policy and the outlook for the U.S. economy.

As the Reporting Period began in January 2020, the targeted federal funds (“fed funds”) rate stood in a range of between 1.50% and 1.75%. While the median projection of the Fed’s Open Market Committee had indicated that policymakers expected to keep the fed funds rate on hold until 2021, the spread of COVID-19 in early 2020 caused a sharp decline in U.S. economic activity and a corresponding surge in job layoffs. Conditions had deteriorated in the financial markets during February and March, leading the Fed to begin purchases of U.S. Treasury securities and agency mortgage-backed securities, as it sought to ensure smooth market functioning. In March, over the course of two meetings, Fed officials lowered the fed funds rate to a range of between 0% and 0.25%. Policymakers also signaled the monetary policy backdrop was likely to remain accommodative and short-term interest rates would likely stay low for the foreseeable future. In addition, Fed officials adopted a flexible form of average inflation targeting wherein they would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. The Fed also began offering large-scale overnight and term repurchase agreement operations, established temporary U.S. dollar liquidity arrangements with other central banks and established a temporary repurchase agreement facility for foreign and international monetary authorities.

Positive news about COVID-19 vaccines benefited the medium-term outlook for U.S. economic activity and growth as well as the labor market. However, it was unclear to what extent stronger economic growth and a smaller output gap would translate to higher price inflation.

The fed funds rate remained unchanged through the remainder of the Reporting Period. In this environment, the yields of money market funds generally remained stable and close to zero. Investments in U.S. taxable and tax-exempt money market funds declined during the Reporting Period. Much of the decrease could be attributed to an improvement in investor risk sentiment. Investors rotated into riskier asset classes as uncertainties surrounding the outcome of the November U.S. election and the effectiveness of COVID-19 vaccines eased.

During the Reporting Period overall, the money market yield curve, or spectrum of maturities, steepened, as U.S. Treasury yields fell significantly across the maturity curve, but shorter-term interest rates dropped more than their longer-term counterparts,

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

reflecting the economic stress caused by the COVID-19 pandemic as well as the Fed’s easing of monetary policy. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields fell during the Reporting Period due primarily to the economic and market factors discussed above. The Fund remained highly liquid throughout.

The story of the Reporting Period was dominated by the COVID-19 pandemic and the subsequent fiscal and monetary response of governments around the world. Uncertainty and volatility drove investors into safe, liquid assets, such as government money market funds, thereby increasing demand for these mutual funds. The market’s expectation that interest rates would remain low and monetary conditions would remain accommodative motivated our Fund positioning along the yield curve and in specific securities, both of which contributed positively to its overall performance. Duration management and duration positioning play a key role in our management philosophy. That said, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2019, the Fund’s weighted average maturity was 37 days. During the first quarter of 2020, we targeted a weighted average maturity for the Fund in a 12 to 47 day range. During the second quarter of 2020, we maintained a weighted average maturity for the Fund in a 44 to 48 day range.

During the third quarter of 2020, we targeted a weighted average maturity for the Fund in a 48 to 53 day range. During the fourth quarter of 2020, we maintained a weighted average maturity for the Fund in a 50 to 58 day range, moving up to a weighted average maturity of 58 days by the end of December 2020.

Throughout the Reporting Period, we focused on U.S. government repurchase agreements, U.S. Treasuries, U.S. government agency securities, and, to a lesser extent, U.S. Treasury repurchase agreement and variable rate demand notes when and where we saw what we considered to be attractive opportunities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund between 91 days and 120 days. The weighted average life of the Fund was 93 days as of December 31, 2020. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government repurchase agreements, U.S. Treasury securities, U.S. government agency securities, and, to a lesser extent, U.S. Treasury repurchase agreements and variable rate demand notes during the Reporting Period.

Throughout, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period. Throughout the Reporting Period, we managed the Fund’s allocations to different sub-sectors of the money market depending on their relative value. We also adapted a flexible approach to our duration management and positioning so that we could take advantage of opportunities wherever they may arise.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity, weighted average life and specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. During the Reporting Period, we generally increased the Fund’s exposure to U.S. Treasury securities and U.S. Treasury repurchase agreements and reduced its exposure to U.S. government repurchase agreements and U.S. government agency securities.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed that interest rates would remain low in the near term and that the Fed was ready to respond to market conditions as the U.S. and its economy recover from the COVID-19 pandemic. In our view, news of the efficacy of COVID-19 vaccine candidates and the beginning of actual inoculations boded well for the medium-term economic outlook, but we considered the near-term picture less certain given the backdrop of rapidly rising COVID-19 infections and increased restrictions at the end of the Reporting Period. We believed the resurgence of COVID-19 cases and efforts to curb its spread could weigh on economic activity in the short term. Regarding fiscal policy, the Congress’ additional fiscal stimulus at the end of the Reporting Period and the pending swearing in of a new President were positive developments, though there were still major segments of the economy that remained under significant pressure, and the road ahead would still likely be bumpy.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund and its duration to seek to take advantage of anticipated interest rate movements or lack thereof. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 0.6%
Federal Home Loan Bank
$7,500,000	0.530%	03/15/21	$7,492,092

U.S. Treasury Obligations – 64.7%
U.S. Cash Management Bills
$5,500,000	0.112%	01/05/21	$5,499,933
7,200,000	0.122	01/19/21	7,199,568
2,500,000	0.114	01/26/21	2,499,800
15,000,000	0.076	02/09/21	14,998,781
20,000,000	0.107	03/09/21	19,996,092
1,413,000	0.112	03/16/21	1,412,753
15,000,000	0.112	03/16/21	14,996,608
3,500,000	0.086	03/23/21	3,499,331
1,700,000	0.114	03/23/21	1,699,572
1,700,000	0.115	03/23/21	1,699,568
500,000	0.119	03/23/21	499,868
20,100,000	0.122	03/23/21	20,094,573
3,000,000	0.086	03/30/21	2,999,377
8,000,000	0.117	03/30/21	7,997,751
2,000,000	0.086	04/06/21	1,999,551
12,000,000	0.107	04/06/21	11,996,675
1,500,000	0.091	04/13/21	1,499,618
13,000,000	0.107	04/13/21	12,996,133
6,000,000	0.101	04/20/21	5,998,183
4,310,000	0.091	05/04/21	4,308,675
12,500,000	0.091	05/11/21	12,495,938
9,400,000	0.091	05/18/21	9,396,781
9,400,000	0.091	05/25/21	9,396,616
3,500,000	0.096	06/01/21	3,498,605
United States Treasury Bills
300,000	0.102	01/07/21	299,995
200,000	0.112	01/07/21	199,996
25,000,000	0.122	01/07/21	24,999,500
1,425,000	0.102	01/12/21	1,424,952
2,700,000	0.102	01/14/21	2,699,903
400,000	0.117	01/14/21	399,983
11,200,000	0.148	01/14/21	11,199,414
15,400,000	0.071	01/21/21	15,399,401
300,000	0.102	01/21/21	299,983
100,000	0.112	01/21/21	99,994
3,270,000	0.132	01/21/21	3,269,764
10,000,000	0.076	01/28/21	9,999,438
16,500,000	0.132	01/28/21	16,498,391
20,000,000	0.076	02/02/21	19,998,667
1,400,000	0.112	02/02/21	1,399,863
11,800,000	0.107	02/04/21	11,798,830
5,250,000	0.112	02/11/21	5,249,342
11,830,000	0.122	02/11/21	11,828,383
17,500,000	0.097	02/16/21	17,497,876
9,400,000	0.122	02/18/21	9,398,496
25,000,000	0.092	02/23/21	24,996,688
7,000,000	0.102	02/23/21	6,998,969
4,600,000	0.573	02/25/21	4,599,157
6,000,000	0.096	03/02/21	5,999,050

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
2,475,500	0.086	03/04/21	2,475,138
10,000,000	0.177	03/04/21	9,998,192
15,000,000	0.177	03/04/21	14,997,029
13,000,000	0.101	03/11/21	12,997,508
15,000,000	0.127	03/11/21	14,996,406
4,570,000	0.122	03/18/21	4,569,083
7,000,000	0.091	03/25/21	6,998,548
13,900,000	0.107	03/25/21	13,896,635
10,000,000	0.091	04/01/21	9,997,750
41,000,000	0.107	04/01/21	40,989,238
800,000	0.107	04/08/21	799,774
1,000,000	0.109	04/08/21	999,710
22,000,000	0.112	04/08/21	21,993,479
5,000,000	0.086	04/15/21	4,998,772
3,500,000	0.117	04/15/21	3,498,837
9,300,000	0.091	04/22/21	9,297,419
10,000,000	0.117	04/22/21	9,996,454
3,614,000	0.112	04/29/21	3,612,697
25,000,000	0.112	05/06/21	24,990,451
25,700,000	0.112	05/13/21	25,689,634
20,000,000	0.101	05/20/21	19,992,278
10,000,000	0.091	05/27/21	9,996,350
16,500,000	0.091	06/03/21	16,493,689
15,000,000	0.091	06/10/21	14,994,000
10,000,000	0.086	06/17/21	9,996,057
20,000,000	0.091	06/24/21	19,991,300
15,000,000	0.101	07/01/21	14,992,458
United States Treasury Inflation Indexed Note
2,618,726	1.125	01/15/21	2,619,724
United States Treasury Notes
600,000	1.375	01/31/21	600,001
200,000	2.125	01/31/21	200,237
900,000	2.250	02/15/21	901,484
900,000	3.625	02/15/21	902,992
7,900,000	2.500	02/28/21	7,916,959
1,700,000	2.375	03/15/21	1,703,368
340,000	1.125	06/30/21	341,730
500,000	2.125 (a)	06/30/21	504,961
3,100,000	2.625	07/15/21	3,142,041
700,000	1.125	07/31/21	704,155
1,300,000	1.125	08/31/21	1,308,767
300,000	1.500	08/31/21	302,766
700,000	2.000	08/31/21	708,800

TOTAL U.S. TREASURY OBLIGATIONS			$751,343,256

Variable Rate Obligations(b) – 13.4%
Federal Farm Credit Bank (1 Mo. LIBOR - 0.05%)
$1,300,000	0.109%	01/13/21	$1,299,998
Federal Farm Credit Bank (1 Mo. LIBOR + 0.03%)
3,100,000	0.189	09/15/21	3,099,956
Federal Farm Credit Bank (1 Mo. LIBOR + 0.09%)
500,000	0.244	09/13/21	500,000

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(b) – (continued)
Federal Farm Credit Bank (1 Mo. LIBOR + 0.10%)
$1,100,000	0.246%		09/09/21	$1,100,000
1,000,000	0.245		12/23/21	1,000,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.13%)
600,000	0.283		11/05/21	600,000
Federal Farm Credit Bank (3 Mo. LIBOR - 0.07%)
700,000	0.168		07/02/21	700,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
200,000	0.240		04/23/21	200,000
Federal Farm Credit Bank (FEDL01 + 0.12%)
1,200,000	0.205		02/14/22	1,200,000
Federal Farm Credit Bank (FEDL01 + 0.15%)
1,600,000	0.235		01/21/21	1,599,998
Federal Farm Credit Bank (FEDL01 + 0.17%)
1,900,000	0.260		01/13/22	1,899,852
Federal Farm Credit Bank (FEDL01 + 0.20%)
2,100,000	0.290		11/29/21	2,099,983
Federal Farm Credit Bank (FEDL01 + 0.21%)
1,300,000	0.300		12/13/21	1,299,902
Federal Farm Credit Bank (Prime Rate - 2.87%)
500,000	0.380		02/07/22	499,945
Federal Farm Credit Bank (Prime Rate - 2.94%)
800,000	0.310		02/26/21	800,000
800,000	0.310		11/08/21	800,000
Federal Farm Credit Bank (Prime Rate - 2.95%)
2,700,000	0.300		03/15/21	2,700,000
Federal Farm Credit Bank (Prime Rate - 2.96%)
2,200,000	0.290		03/29/21	2,200,000
1,100,000	0.290		12/13/21	1,099,948
Federal Farm Credit Bank (Prime Rate - 2.97%)
1,700,000	0.285		04/08/21	1,700,000
Federal Farm Credit Bank (Prime Rate - 2.98%)
1,300,000	0.275		02/26/21	1,300,000
Federal Farm Credit Bank (Prime Rate - 3.01%)
1,800,000	0.240		02/25/21	1,799,987
Federal Farm Credit Bank (Prime Rate - 3.02%)
1,800,000	0.234		01/13/22	1,800,000
Federal Farm Credit Bank (Prime Rate - 3.10%)
1,600,000	0.150		12/02/22	1,600,000
Federal Farm Credit Bank (Prime Rate - 3.11%)
1,200,000	0.140		11/21/22	1,199,908
Federal Farm Credit Bank (SOFR + 0.12%)
800,000	0.210		03/18/21	800,000
Federal Farm Credit Bank (SOFR + 0.13%)
500,000	0.220		02/11/22	500,000
Federal Farm Credit Bank (SOFR + 0.18%)
2,800,000	0.270		01/14/22	2,797,337
Federal Home Loan Bank (1 Mo. LIBOR + 0.02%)
700,000	0.158		03/24/21	700,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.04%)
700,000	0.183		06/24/21	700,000
Federal Home Loan Bank (3 Mo. LIBOR - 0.07%)
6,500,000	0.168		04/01/21	6,500,000
Federal Home Loan Bank (3 Mo. LIBOR - 0.08%)
3,300,000	0.164		03/19/21	3,300,000

Variable Rate Obligations(b) – (continued)
Federal Home Loan Bank (3 Mo. LIBOR - 0.09%)
2,700,000	0.152		07/06/21	2,700,000
Federal Home Loan Bank (3 Mo. LIBOR - 0.11%)
1,400,000	0.120		04/08/21	1,400,000
500,000	0.120		04/09/21	500,000
Federal Home Loan Bank (SOFR + 0.17%)
4,200,000	0.260		07/21/22	4,200,000
Federal Home Loan Bank (SOFR + 0.35%)
10,000,000	0.440		09/23/21	10,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.29%)
10,000,000	0.380		10/01/21	10,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.30%)
21,400,000	0.390		09/24/21	21,400,000
Federal Home Loan Mortgage Corp. (SOFR + 0.31%)
2,000,000	0.400		01/03/22	2,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.32%)
5,000,000	0.410		09/27/21	5,000,000
3,500,000	0.410		09/30/21	3,500,000
Federal National Mortgage Association (SOFR + 0.10%)
700,000	0.190		12/03/21	698,373
Federal National Mortgage Association (SOFR + 0.29%)
3,300,000	0.390		10/04/21	3,300,000
Federal National Mortgage Association (SOFR + 0.30%)
6,500,000	0.390		09/24/21	6,500,000
Federal National Mortgage Association (SOFR + 0.34%)
10,500,000	0.430		10/20/21	10,500,000
9,275,000	0.430		12/30/21	9,275,000
7,000,000	0.430		01/21/22	7,000,000
Federal National Mortgage Association (SOFR + 0.35%)
2,000,000	0.440		10/15/21	2,000,000
Federal National Mortgage Association (SOFR + 0.36%)
1,000,000	0.450		01/20/22	1,000,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
1,000,000	0.130		01/07/21	1,000,000
1,611,031	0.130		01/07/21	1,611,031
2,298,136	0.130		01/07/21	2,298,136

TOTAL VARIABLE RATE OBLIGATIONS				$155,279,354

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$914,114,702

Repurchase Agreements(c) – 20.7%
Bank of Montreal
$2,000,000	0.100	%(d)	01/07/21	$2,000,000
Maturity Value: $2,000,522
Settlement Date: 12/15/20

Collateralized by Federal Home Loan Bank, 2.750%, due
03/13/26, Federal National Mortgage Association, 2.500% to
3.500%, due 05/01/48 to 09/01/50, a U.S. Treasury Bill,
0.000%, due 01/07/21 and a U.S. Treasury Note, 2.375%, due
04/30/26. The aggregate market value of the collateral,
including accrued interest, was $2,040,950.

2,000,000	0.110	(d)	01/07/21	2,000,000

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Bank of Montreal – (continued)
Maturity Value: $2,000,550
Settlement Date: 12/18/20

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
3.000%, due 11/01/50 and Federal National Mortgage
Association, 2.500% to 3.000%, due 09/01/50 to 01/01/51. The
aggregate market value of the collateral, including accrued
interest, was $2,060,000.

$2,500,000	0.110	%(d)	01/07/21	$2,500,000
Maturity Value: $2,500,703
Settlement Date: 11/18/20

Collateralized by U.S. Treasury Bills, 0.000%, due 01/07/21 to
01/14/21, U.S. Treasury Notes, 0.250% to 2.375%, due
06/30/25 to 04/30/26 and U.S. Treasury Principal-Only Stripped
Securities, 0.000%, due 02/15/44 to 08/15/49. The aggregate
market value of the collateral, including accrued interest, was
$2,550,084.

3,000,000	0.120		01/07/21	3,000,000
Maturity Value: $3,000,590
Settlement Date: 11/09/20

Collateralized by a U.S. Treasury Bill, 0.000%, due 01/14/21 and
U.S. Treasury Bonds, 2.250% to 2.500%, due 05/15/46 to
08/15/46. The aggregate market value of the collateral,
including accrued interest, was $3,059,938.

3,000,000	0.130	(d)	01/07/21	3,000,000
Maturity Value: $3,001,972
Settlement Date: 11/02/20

Collateralized by U.S. Treasury Bonds, 2.250% to 4.375%, due
05/15/40 to 08/15/46, U.S. Treasury Inflation-Indexed Bonds,
0.250% to 1.000%, due 02/15/47 to 02/15/50, a U.S. Treasury
Interest-Only Stripped Security, 0.000%, due 02/15/29 and U.S.
Treasury Notes, 0.500% to 2.250%, due 04/30/24 to 05/31/27.
The aggregate market value of the collateral, including accrued interest, was $3,060,110.

1,000,000	0.140	(d)	01/07/21	1,000,000
Maturity Value: $1,000,692
Settlement Date: 09/14/20

Collateralized by Federal National Mortgage Association, 3.000%
to 3.500%, due 12/01/49 to 01/01/51, Government National
Mortgage Association, 4.000%, due 06/20/50, U.S. Treasury
Bills, 0.000%, due 01/07/21 to 01/14/21 and a U.S. Treasury
Note, 2.375%, due 04/30/26. The aggregate market value of the collateral, including accrued interest, was $1,020,101.

BNP Paribas
10,000,000	0.100	(d)	01/07/21	10,000,000
Maturity Value: $10,001,361
Settlement Date: 12/01/20

Collateralized by a U.S. Treasury Floating Rate Note, 0.249%,
due 01/31/22 and a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 08/15/28. The aggregate market value of the collateral, including accrued interest, was $10,200,000.

3,000,000	0.110	(d)	01/07/21	3,000,000

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
Maturity Value: $3,000,834
Settlement Date: 10/16/20

Collateralized by U.S. Treasury Bonds, 2.750% to 4.250%, due
05/15/39 to 11/15/42 and a U.S. Treasury Floating Rate Note,
0.249%, due 01/31/22. The aggregate market value of the
collateral, including accrued interest, was $3,060,086.

3,000,000	0.110	%(d)	01/07/21	3,000,000
Maturity Value: $3,000,843
Settlement Date: 10/19/20

Collateralized by a U.S. Treasury Floating Rate Note, 0.249%,
due 01/31/22 and a U.S. Treasury Principal-Only Stripped
Security, 0.000%, due 08/15/46. The aggregate market value of the collateral, including accrued interest, was $3,060,021.

3,000,000	0.110	(d)	01/07/21	3,000,000
Maturity Value: $3,001,393
Settlement Date: 10/28/20

Collateralized by a U.S. Treasury Bill, 0.000%, due 01/14/21, a
U.S. Treasury Bond, 6.250%, due 08/15/23, a U.S. Treasury
Floating Rate Note, 0.249%, due 01/31/22, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 05/15/30 to
11/15/45 and a U.S. Treasury Note, 2.000%, due 11/30/22. The
aggregate market value of the collateral, including accrued
interest, was $3,060,000.

5,000,000	0.110	(d)	01/07/21	5,000,000
Maturity Value: $5,001,390
Settlement Date: 10/23/20

Collateralized by Federal Farm Credit Bank, 1.950% to 3.540%,
due 01/25/38 to 08/13/40, Federal National Mortgage
Association, 2.500% to 4.000%, due 08/01/50 to 01/01/51, a
U.S. Treasury Bill, 0.000%, due 04/29/21, a U.S. Treasury
Bond, 4.500%, due 02/15/36, a U.S. Treasury Inflation-Indexed
Note, 0.125%, due 10/15/24, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 11/15/25 to 05/15/43, U.S.
Treasury Notes, 1.500% to 2.250%, due 01/31/22 to 08/31/24
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 11/15/44 to 02/15/48. The aggregate market value of the
collateral, including accrued interest, was $5,100,026.

10,000,000	0.110	(d)	01/07/21	10,000,000
Maturity Value: $10,002,781
Settlement Date: 10/09/20

Collateralized by U.S. Treasury Bonds, 7.625% to 7.875%, due
02/15/21 to 02/15/25, a U.S. Treasury Floating Rate Note,
0.249%, due 01/31/22, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/47 to 11/15/47 and a U.S.
Treasury Note, 1.625%, due 04/30/23. The aggregate market
value of the collateral, including accrued interest, was
$10,199,999.

10,000,000	0.110	(d)	01/07/21	10,000,000

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
Maturity Value: $10,002,811
Settlement Date: 10/19/20

Collateralized by Federal Farm Credit Bank, 1.950%, due
08/13/40, Federal Home Loan Mortgage Corp., 3.000% to
6.500%, due 03/01/23 to 09/01/49, Federal National Mortgage
Association, 2.500% to 8.000%, due 02/01/23 to 08/01/58,
Government National Mortgage Association, 2.500% to
6.500%, due 10/15/36 to 11/20/50, a U.S. Treasury Inflation-
Indexed Bond, 2.500%, due 01/15/29, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 11/15/25 to 11/15/45,
U.S. Treasury Notes, 0.125% to 2.875%, due 07/15/21 to
04/30/25 and U.S. Treasury Principal-Only Stripped Securities,
0.000%, due 02/15/44 to 11/15/49. The aggregate market value of the collateral, including accrued interest, was $10,200,223.

$10,000,000	0.110	%(d)	01/07/21	$10,000,000
Maturity Value: $10,005,561
Settlement Date: 10/27/20

Collateralized by U.S. Treasury Bonds, 6.250% to 8.125%, due
05/15/21 to 08/15/23, a U.S. Treasury Floating Rate Note,
0.249%, due 01/31/22, a U.S. Treasury Inflation-Indexed Bond,
0.750%, due 02/15/45, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/32 to 05/15/47, a U.S. Treasury
Note, 2.625%, due 06/15/21 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/43 to 02/15/49. The
aggregate market value of the collateral, including accrued
interest, was $10,200,016.

20,000,000	0.120	(d)	01/07/21	20,000,000
Maturity Value: $20,006,067
Settlement Date: 10/09/20

Collateralized by Federal Farm Credit Bank, 2.990%, due
07/18/34, Federal Home Loan Mortgage Corp., 0.000% to
5.000%, due 12/11/25 to 11/01/46, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 03/15/28,
Federal National Mortgage Association, 2.500% to 5.500%, due
11/01/25 to 05/01/50, Federal National Mortgage Association
Stripped Security, 0.000%, due 05/15/22, Government National
Mortgage Association, 2.500% to 9.500%, due 02/20/25 to
11/20/50, U.S. Treasury Bonds, 2.250% to 7.875%, due
02/15/21 to 08/15/49, a U.S. Treasury Inflation-Indexed Bond,
1.000%, due 02/15/48, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.625%, due 04/15/22 to 04/15/23, U.S. Treasury
Notes, 0.125% to 2.750%, due 01/31/22 to 05/31/23 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
08/15/46 to 08/15/48. The aggregate market value of the
collateral, including accrued interest, was $20,404,326.

Canadian Imperial Bank of Commerce
3,500,000	0.110	(d)	01/05/21	3,500,000
Maturity Value: $3,500,642
Settlement Date: 11/06/20

Collateralized by U.S. Treasury Bonds, 2.000% to 3.625%, due
02/15/44 to 02/15/50, a U.S. Treasury Inflation-Indexed Bond,
0.250%, due 02/15/50, a U.S. Treasury Inflation-Indexed Note,
0.500%, due 01/15/28 and U.S. Treasury Notes, 0.125% to
2.750%, due 02/15/22 to 05/15/30. The aggregate market value of the collateral, including accrued interest, was $3,570,032.

1,000,000	0.110	(d)	01/07/21	1,000,000

Repurchase Agreements(c) – (continued)
Canadian Imperial Bank of Commerce – (continued)
Maturity Value: $1,000,275
Settlement Date: 10/21/20

Collateralized by Federal National Mortgage Association, 2.000%
to 4.000%, due 11/01/40 to 10/01/50 and Government National
Mortgage Association, 4.000%, due 01/15/41. The aggregate
market value of the collateral, including accrued interest, was
$1,030,152.

$1,000,000	0.110	%(d)	01/07/21	$1,000,000
Maturity Value: $1,000,477
Settlement Date: 10/28/20

Collateralized by Federal National Mortgage Association, 2.000%
to 4.000%, due 11/01/40 to 10/01/50 and Government National
Mortgage Association, 4.000%, due 01/15/41. The aggregate
market value of the collateral, including accrued interest, was
$1,030,262.

2,000,000	0.110	(d)	01/07/21	2,000,000
Maturity Value: $2,000,550
Settlement Date: 10/21/20

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 01/01/50, Federal National Mortgage Association, 2.000%
to 4.000%, due 12/01/41 to 10/01/50 and Government National
Mortgage Association, 4.000%, due 01/15/41. The aggregate
market value of the collateral, including accrued interest, was
$2,060,000.

5,000,000	0.110	(d)	01/07/21	5,000,000
Maturity Value: $5,002,383
Settlement Date: 10/28/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500%,
due 12/01/50, Federal National Mortgage Association, 2.000%
to 4.500%, due 10/01/28 to 10/01/50 and a U.S. Treasury Note,
1.375%, due 01/31/25. The aggregate market value of the
collateral, including accrued interest, was $5,149,990.

2,000,000	0.120	(d)	01/07/21	2,000,000
Maturity Value: $2,000,600
Settlement Date: 10/14/20

Collateralized by Federal National Mortgage Association, 2.000%
to 4.000%, due 03/01/47 to 10/01/50 and Government National
Mortgage Association, 4.000%, due 01/15/41. The aggregate
market value of the collateral, including accrued interest, was
$2,060,215.

Joint Repurchase Agreement III
92,000,000	0.080		01/04/21	92,000,000
Maturity Value: $92,000,818

Royal Bank of Canada
8,000,000	0.090	(d)	01/07/21	8,000,000
Maturity Value: $8,000,620
Settlement Date: 12/15/20

Collateralized by Federal Home Loan Mortgage Corp., 4.500%,
due 11/01/48 to 01/01/49 and Federal National Mortgage
Association, 3.500% to 5.000%, due 01/01/35 to 01/01/58. The
aggregate market value of the collateral, including accrued
interest, was $8,160,000.

20,000,000	0.090	(d)	01/07/21	20,000,000

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Royal Bank of Canada – (continued)
Maturity Value: $20,001,550
Settlement Date: 12/14/20

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
4.500%, due 04/01/47 to 10/01/50 and Federal National
Mortgage Association, 2.000% to 5.000%, due 03/01/33 to
04/01/59. The aggregate market value of the collateral,
including accrued interest, was $20,400,001.

$18,000,000	0.110	%(d)	01/07/21	$18,000,000
Maturity Value: $18,003,080
Settlement Date: 11/19/20

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
4.500%, due 04/01/47 to 01/01/49 and Federal National
Mortgage Association, 3.500% to 5.500%, due 06/01/38 to
10/01/46. The aggregate market value of the collateral,
including accrued interest, was $18,360,000.

TOTAL REPURCHASE AGREEMENTS				$240,000,000

TOTAL INVESTMENTS – 99.4%				$1,154,114,702

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%				7,517,686

NET ASSETS – 100.0%				$1,161,632,388

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2020.

(c)	Unless noted, all repurchase agreements were entered into on December 31, 2020. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2020, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 4, 2021, as follows:

Principal Amount	Maturity Value	Collateral Value
$92,000,000	$92,000,818	$94,706,396

REPURCHASE AGREEMENTS — At December 31, 2020, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.080%	$25,760,000
Bank of America, N.A.	0.080	18,400,000
Bank of Nova Scotia (The)	0.080	36,800,000
BofA Securities, Inc.	0.080	11,040,000

TOTAL		$92,000,000

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

At December 31, 2020, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 5.500%	10/01/26 to 12/01/50
Federal National Mortgage Association	2.000 to 5.500	08/01/25 to 12/01/50
Government National Mortgage Association	2.500	07/20/50
U.S. Treasury Notes	0.625 to 2.000	05/31/24 to 08/15/30

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments based on amortized cost	$914,114,702
Repurchase agreements based on amortized cost	240,000,000
Cash	46,411
Receivables:
Fund shares sold	8,695,262
Interest	249,042
Reimbursement from investment advisor	63,841

Total assets	1,163,169,258

Liabilities:
Payables:
Fund shares redeemed	771,859
Investments purchased	505,078
Management fees	153,872
Dividend distribution	858
Distribution and Service fees and Transfer Agency fees	26
Accrued expenses	105,177

Total liabilities	1,536,870

Net Assets:
Paid-in capital	1,161,621,168
Total distributable earnings	11,220

NET ASSETS	$1,161,632,388

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$582,216,421
Service Shares	579,415,967

Total Net Assets	$1,161,632,388
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	582,210,761
Service Shares	579,410,388

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:

Interest income	$5,567,083

Expenses:
Management fees	1,696,715
Distribution and Service fees — Service Shares	1,305,250
Transfer Agency fees(a)	212,089
Professional fees	135,363
Printing and mailing fees	66,351
Custody, accounting and administrative services	56,771
Trustee fees	24,195

Other	23,124

Total expenses	3,519,858

Less — expense reductions	(810,541)

Net expenses	2,709,317

NET INVESTMENT INCOME	$2,857,766

Net realized gain from investment transactions	154,527

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,012,293

(a) Institutional Shares and Service Shares incurred Transfer Agency fees of $107,669 and $104,420, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$2,857,766	$13,604,822
Net realized gain from investment transactions	154,527	327,167

Net increase in net assets resulting from operations	3,012,293	13,931,989

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(1,973,720)	(7,303,914)
Service Shares	(1,094,236)	(6,545,777)

Total distributions to shareholders	(3,067,956)	(13,849,691)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	1,674,758,015	736,413,904
Reinvestment of distributions	3,064,523	13,849,691
Cost of shares redeemed	(1,230,029,220)	(816,550,622)

Net increase (decrease) in net assets resulting from share transactions	447,793,318	(66,287,027)

TOTAL INCREASE (DECREASE)	447,737,655	(66,204,729)

Net assets:

Beginning of year	713,894,733	780,099,462

End of year	$1,161,632,388	$713,894,733

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.004	0.021	0.017	0.008	0.003

Distributions to shareholders from net investment income(b)	(0.004)	(0.021)	(0.017)	(0.008)	(0.003)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(c)	0.43%	2.11%	1.74%	0.76%	0.29%

Net assets, end of year (in 000’s)	$582,216	$363,783	$411,447	$302,507	$206,987

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets	0.20%	0.21%	0.23%	0.27%	0.30%

Ratio of net investment income to average net assets	0.35%	2.06%	1.73%	0.76%	0.31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003	0.018	0.015	0.005	— (b)

Distributions to shareholders from net investment income(c)	(0.003)	(0.018)	(0.015)	(0.005)	— (b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.27%	1.86%	1.48%	0.51%	0.04%

Net assets, end of year (in 000’s)	$579,416	$350,112	$368,652	$354,248	$375,580

Ratio of net expenses to average net assets	0.33%	0.43%	0.43%	0.43%	0.44%

Ratio of total expenses to average net assets	0.45%	0.46%	0.48%	0.52%	0.55%

Ratio of net investment income to average net assets	0.19%	1.81%	1.48%	0.51%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$3,067,901	$13,849,636
Net long-term capital gains	55	55

Total taxable distributions	$3,067,956	$13,849,691

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$12,094
Timing differences (Distribution Payable)	$(858)
Unrealized gains (losses) — net	$(16)
Total accumulated earnings (losses) — net	$11,220

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and had concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2020

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2020, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional Shares and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the year ended December 31, 2020, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Transfer Agency Waiver	Other Expense Reimbursements	Total Expense Reductions

$6,367	$502,813	$46,842	$254,519	$810,541

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser or transfer agent may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2020	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2020
Management Fee	0.16%	0.16%	0.16%	0.16%
Distribution and Service Fees	N/A	N/A	0.25	0.15
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.18%		0.33%

(a)	Amount is less than 0.005% of average net assets.
N/A	— Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2020

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily. monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

5.    OTHER RISKS (continued)

could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    OTHER MATTERS

New Accounting Standards — In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Other — On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

8.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2020

9.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019
Institutional Shares*
Shares sold	1,110,386,804	559,032,693
Reinvestment of distributions	1,972,393	7,303,819
Shares redeemed	(893,897,149)	(614,043,249)
	218,462,048	(47,706,737)
Service Shares*
Shares sold	564,371,211	177,381,211
Reinvestment of distributions	1,092,130	6,545,872
Shares redeemed	(336,132,071)	(202,507,373)
	229,331,270	(18,580,290)

NET INCREASE (DECREASE) IN SHARES	447,793,318	(66,287,027)

*	Valued at $1.00 per share.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Government Money Market Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional Shares

Actual	$1,000.00	$1,003.88		$0.86
Hypothetical 5% return	$1,000.00	$1,024.28	+	$0.87
Service Shares

Actual	$1,000.00	$1,002.64		$1.21
Hypothetical 5% return	$1,000.00	$1,023.93	+	$1.22

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.17% and 0.24% for Institutional Shares and Service Shares, respectively.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019- present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Stepan Company (a specialty chemical manufacturer)

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	164	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (24 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Money Market Fund designates $55 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

For the year ended December 31, 2020, the Government Money Market Fund designates 95.53% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

28

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2021 Goldman Sachs. All rights reserved.

VITMMAR-21/229739-OTU-1350836

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Beginning on or after January 1, 2021, you may not receive paper copies of the Portfolio’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of 7.05%, 6.70% and 6.56%, respectively. These returns compare to the 1.08% average annual total return of the Portfolio’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The capital markets and the Portfolio were most influenced during the Reporting Period by the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

When the Reporting Period began in January 2020, investors generally held a stable pro-growth outlook for the U.S. and global economies. However, in February, twin shocks — the COVID-19 pandemic and collapsing crude oil prices — forced them to recalibrate their risk tolerance. A historic level of market volatility, including the quickest transition from an equity bull market to an equity bear market in modern financial market times, further clouded the near-term investing outlook. (A bull market is a market in which securities prices are rising. A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.) As fear spread through the financial markets, risk assets broadly sold off. Global equities, as represented by the MSCI ACWI Investable Market Index, fell 21.0% during the first calendar quarter. Developed markets equities, as represented by the MSCI World Index, were down 19.7%, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 23.6%. Within developed markets, U.S. equities, as measured by the S&P 500 ® Index, dropped 19.6%. As for fixed income, the 10-year U.S. Treasury yield plummeted. In response to the economic and financial challenges wrought by the spread of COVID-19, central banks and governments around the world enacted unprecedented levels of monetary and fiscal stimulus. In the U.S., more than $2 trillion of fiscal support, combined with the return of the U.S. Federal Reserve’s (“Fed”) zero interest rate policy, sought to help the country weather the human and economic maelstrom while simultaneously laying the foundation for economic recovery once COVID-19 risks recede.

The fastest quarterly decline in the global equity market since the fourth quarter of 2008 was followed in the second quarter of 2020 by the fastest recovery since the fourth quarter of 1984. In our view the recovery was mainly catalyzed by three factors. First, unprecedented monetary easing and fiscal stimulus globally provided a backstop for risk assets and eased liquidity concerns. The Fed was somewhat more dovish than market expected at its June meeting. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Union announced a €750 billion recovery fund, taking a step closer towards the fiscal integration of the Eurozone. China and Japan also delivered meaningful fiscal action. Second, starting mid-April 2020, the growth rate of new COVID-19 cases showed signs of flattening in hotspots such as the U.S., Europe and China, with daily growth rates falling to low single digits and recovery rates starting to rise. As a result, authorities relaxed lockdown restrictions, gradually re-opened parts of their economies, announced social distancing norms and increased testing. The narrative shifted from COVID-19 infections to therapeutics and vaccines. Third, certain economic indicators started to recover. These included global purchasing manager indices, which inched up; U.S. non-farm payrolls, which provided consecutive positive surprises; and consumer and business sentiment that appeared to be bottoming. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 19.3%. U.S. equities, as measured by the S&P 500® Index, rose 20.5%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up approximately 18.7% and 18.2%, respectively. As for fixed income, the 10-year U.S. Treasury yield edged down slightly in its smallest quarterly change on record.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

At the start of the third quarter of 2020, the key theme in the marketplace was the reopening of the U.S. and global economies. Initial concerns centered on whether a rushed reopening would bring a new wave of COVID-19 infections that might cause a relapse and renewed shutdown of the economy. Steadily over the course of the summer, even as positive test results accumulated, the severe consequences of COVID-19, such as hospitalizations and the tally of patients on ventilators, remained well below prior peak levels. This reality, combined with growing optimism about an eventual approval of a COVID-19 vaccine, acted as a tailwind to equities broadly, continuing their positive momentum from the second quarter of 2020. Toward the end of the third calendar quarter, investors increasingly focused on unsuccessful partisan negotiations to reach a compromise on additional fiscal support for the U.S. economy as well as on the then-upcoming U.S. Presidential and Congressional elections in November. U.S. economic data remained sufficiently healthy, allowing investors to look beyond near-term elections and fiscal concerns. Against this backdrop, developed markets equities, as measured by the MSCI World Index, and emerging market equities, as measured by the MSCI Emerging Markets Index, rose 6.8% and 8.6%, respectively. Within developed markets equities, U.S. stocks, as represented by the S&P 500® Index, led the rally, registering a gain of 8.9%. In fixed income, the 10-year U.S. Treasury yield rose slightly.

During the fourth quarter of 2020, global economic activity remained resilient in spite of renewed worries about rising COVID–19 cases, delays in additional U.S. fiscal stimulus, and general market uncertainty surrounding the possibility of a contested U.S. Presidential election. Although an increase in COVID-19 cases, especially in Europe and the U.S., drove heightened financial market volatility, the announcement that the Pfizer and Moderna vaccines had better than consensus expected efficacy appeared to be a huge relief for policymakers and market participants. Investor confidence was further bolstered by the strong economic data from Asia, and from China in particular. In addition, major global central banks appeared to reassure market participants by committing to accommodative monetary policies. In the U.S., the Fed introduced forward guidance for its asset purchases, stating it would continue to increase its U.S. Treasury and mortgage-backed securities holdings until substantial further progress was made towards its maximum employment and price stability goals. Similarly, the European Central Bank committed to continued support for its economy by expanding and extending its Pandemic Emergency Purchase Programme. Overall, this favorable mix of recovering global economies, positive news flow on COVID-19 vaccines, and strong forward guidance from the major central banks was supportive of risk assets, particularly equities, in the fourth calendar quarter. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 15.7%. U.S. equities, as measured by the S&P 500® Index, rose 12.15%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up approximately 13.9% and 19.7%, respectively. As for fixed income, the 10-year U.S. Treasury yield rose during the fourth quarter of 2020 but remained well below its highs seen near the beginning of the calendar year.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation to market exposures, medium-term and short-term dynamic allocations, and excess returns from investments in underlying funds in which the Portfolio invests (“Underlying Funds”). Long-term strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term dynamic allocation is the process by which we adjust the portfolio for changes in the business or economic cycle, while short-term dynamic allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments. Excess returns from investments in Underlying Funds is by how much the Underlying Funds outperform or underperform their respective benchmark indices.

During the Reporting Period, the Portfolio generated positive absolute returns, largely because of strategic asset allocation. Short-term dynamic allocation also added to the Portfolio’s performance, though this was partially offset by the medium-term dynamic allocation, which detracted from the Portfolio’s results. Security selection within the Underlying Funds contributed positively to the Portfolio’s returns.

Strategic asset allocation added to the Portfolio’s performance during the Reporting Period. Within equities, the Portfolio was helped by a strategic allocation to emerging markets stocks, which posted positive returns. Emerging markets equities recovered strongly from their March 2020 lows, benefiting from renewed investor hopes for a global economic recovery and increased global trade activity. Conversely, the Portfolio was hurt by its strategic allocation to U.S. real estate securities, which suffered amid slowing demand, potential tenant bankruptcies and a deteriorating financial environment. In fixed income, all of the Portfolio’s strategic allocations generated positive returns. The primary driver of these gains was our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy bolstered performance, as U.S. Treasury yields fell during the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) In

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

addition, the Portfolio benefited from our strategic allocations to high yield corporate bonds, high yield bank loans and emerging markets debt, as risk assets recorded gains for the Reporting Period overall. Regarding liquid alternatives strategies, all but two of the Portfolio’s strategic allocations produced positive returns. A strategic allocation to the Goldman Sachs Managed Futures Strategy Fund added most to the Portfolio’s performance, followed by strategic allocations to the Goldman Sachs Long Short Credit Strategies Fund and the Goldman Sachs Absolute Return Tracker Fund. However, a strategic allocation to the Goldman Sachs Alternative Premia Fund, which posted negative returns, and our volatility selling strategy detracted from the Portfolio’s performance during the Reporting Period. (Our volatility selling strategy seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.)

Medium-term dynamic allocation detracted from the Portfolio’s performance. During the Reporting Period, the Portfolio held four medium-term views. The first was that the Portfolio should hold a long position in U.S. large-cap equities and a short position in emerging markets equities, which had a negative impact overall on the Portfolio’s returns. This medium-term dynamic view was already in place when the Reporting Period began in January 2020, and we increased the Portfolio’s short position in emerging markets equities during March and April to reduce portfolio risk in event of a global economic recession. During June, as investors appeared to grow more optimistic about global economic conditions, we reduced the Portfolio’s short position in emerging markets equities. The second medium-term dynamic view was that the Portfolio should have decreased exposure to our long U.S. interest rate options strategy and increased exposure to 10-year U.S. Treasury futures. In April, after U.S. Treasury yields had fallen to record lows during the first quarter of 2020, we generated positive returns for the Portfolio by selling some of its holdings of U.S. interest rate options. However, these gains were modestly offset by losses in 10-year U.S. Treasury futures. Our third medium-term dynamic view, which was that the Portfolio hold a short position in high yield corporate bonds, detracted from returns during the Reporting Period overall. Although this short position bolstered performance early in the Reporting Period, it hurt returns as high yield corporate bonds generated strong gains during the fourth quarter of 2020. Our fourth medium-term dynamic view was that the Portfolio should hold a short position in the Goldman Sachs Alternative Premia Fund and a long position in the Goldman Sachs Absolute Return Tracker Fund. Overall, this positioning had a positive impact on the Portfolio’s performance during the Reporting Period.

Short-term dynamic allocation added to the Portfolio’s performance during the Reporting Period. The MAS Team expresses its short-term dynamic views through an allocation to the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which generated positive returns during the Reporting Period.

Overall, security selection within the Underlying Funds contributed positively to the Portfolio’s performance. The primary contributor was the Goldman Sachs Strategic Income Fund, which outperformed its benchmark index during the Reporting Period. The Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs Managed Futures Strategy Fund also outperformed their respective benchmark indices. Conversely, the Goldman Sachs Absolute Return Tracker Fund was the primary detractor, underperforming its benchmark index. The Goldman Sachs High Yield Fund also underperformed its respective benchmark index during the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 64.5% in liquid alternative strategies, 28.1% in real assets/satellite asset classes and 7.4% in cash. Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships. The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 6.4% of its total net assets invested in tactical exposures at the beginning of the Reporting Period. This above sector breakout is inclusive of derivative exposure across all asset classes.

How did you manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, we made no changes to the Portfolio’s strategic allocation. We consider the Portfolio’s strategic asset allocation and underlying active security selection strategies the largest drivers of risk and performance.

Within the medium-term dynamic allocation, we sought to adjust the Portfolio’s exposure for what we considered to be medium-term changes to the business or economic cycle. In April 2020, we decreased the Portfolio’s exposure to our long U.S. interest rate

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

options strategy. At the same time, we added 10-year U.S. Treasury futures to help maintain the Portfolio’s duration position. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates.) In addition, during March and April, we increased the Portfolio’s short position in emerging markets equities within our medium-term dynamic view that the Portfolio hold a long position in U.S. equities and a short position in emerging markets equities. In June, we reduced the size of the Portfolio’s short position in emerging markets equities.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 63.6% in liquid alternative strategies, 32.0% in real assets/satellite asset classes and 4.4% in cash. The Portfolio had 11.8% of its total net assets invested in tactical exposures. This above sector breakout is inclusive of derivative exposure across all asset classes.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, derivatives were used primarily to express our views across developed and emerging markets equities. More specifically, the Portfolio employed equity index futures to effect long exposures in U.S. large-cap equities (positive impact on performance) and emerging markets equities (negative impact). Within fixed income during the Reporting Period, the Portfolio used interest rate futures, specifically U.S. Treasury futures, to express views on the U.S. Treasury yield curve (neutral impact). Finally, the Portfolio used interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (positive impact).

Additionally, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed high efficacy rates for COVID-19 vaccines and expectations for a broad vaccination rollout in North America and Europe by mid-2021 were likely to fuel a sustained and expanding rebound in global economic activity. Overall, we anticipated above-trend economic growth in the medium term, driven by pent-up demand, ongoing and significant fiscal and monetary policy support, high savings rates and extensive rebuilding of inventories.

At the asset class level, we believe that while on an absolute basis, equity valuations were high at the end of the Reporting Period, they were attractive in relative terms, and we expected them to remain so in the near term. As for fixed income, we believed low interest rates were likely to persist. In our view, short-term yields will likely remain anchored by central bank monetary policy, which should, in turn, limit a rise in longer-term yields. At the end of the Reporting Period, we anticipated that ongoing policy support from governments and central banks, as well as low financing costs, could keep credit spreads relatively tight. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 27 emerging markets countries.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 27 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2020

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS1

Percentage of Net Assets

[1]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. Investments in the securities lending reinvestment vehicle have been excluded from the graph and represented 0.7% of the Portfolio’s net assets at December 31, 2020. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Since Inception
Institutional (Commenced April 25, 2014)	7.05%	2.95%	1.39%
Service (Commenced April 25, 2014)	6.70%	2.69%	1.14%
Advisor (Commenced April 25, 2014)	6.56%	2.54%	0.99%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2020

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 94.7%
Equity – 32.6%
349,394	Goldman Sachs Tactical Tilt Overlay Fund	$3,375,146
176,522	Goldman Sachs Absolute Return Tracker Fund	1,768,751
123,205	Goldman Sachs Emerging Markets Equity Insights Fund	1,440,267
70,784	Goldman Sachs Real Estate Securities Fund	818,261

		7,402,425

Fixed Income – 62.1%
298,192	Goldman Sachs Managed Futures Strategy Fund	3,113,123
305,477	Goldman Sachs Long Short Credit Strategies Fund	2,734,018
170,883	Goldman Sachs Emerging Markets Debt Fund	2,194,144
223,524	Goldman Sachs Strategic Income Fund	2,179,357
178,422	Goldman Sachs High Yield Floating Rate Fund	1,655,754
178,886	Goldman Sachs High Yield Fund	1,160,971
153,516	Goldman Sachs Alternative Premia Fund	1,059,257

		14,096,624

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $21,353,893)		$21,499,049

Exchange Traded Fund(b) – 1.0%
5,295	ProShares Short VIX Short-Term Futures ETF	$219,425
(Cost $251,189)

Shares	Dividend Rate	Value

Investment Company(a) – 2.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
564,202	0.026%	$564,202
(Cost $564,202)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $22,169,284)		$22,282,676

Securities Lending Reinvestment Vehicle(a) – 0.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
153,000	0.026%	$153,000
(Cost $153,000)

TOTAL INVESTMENTS – 98.9%
(Cost $22,322,284)		$22,435,676

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		253,985

NET ASSETS – 100.0%		$22,689,661

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is on loan.

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	4	03/19/2021	$749,760	$18,791
U.S. Treasury 10 Year Note	17	03/22/2021	2,346,531	828

Total Futures Contracts				$19,619

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At December 31, 2020, the Portfolio had the following purchased options contracts:

EXCHANGE TRADED INTEREST RATE OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ Depreciation

Purchased options contracts:

Calls
3 Month Eurodollar	98.25 USD	03/15/2021	7	$1,750,000	$27,650	$7,804	$19,846
	98.25 USD	06/14/2021	7	1,750,000	27,738	7,891	19,847
	98.25 USD	09/13/2021	6	1,500,000	23,700	7,064	16,636

Total purchased options contracts			20		$79,088	$22,759	$56,329

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliated Underlying Funds, at value (cost $21,918,095)	$22,063,251
Investments in unaffiliated Funds, at value (cost $251,189)(a)	219,425
Investments in affiliated securities lending reinvestment vehicle, at value (cost $153,000)	153,000
Purchased Options, at value (premiums paid $22,759)	79,088
Cash	356,545
Receivables:
Portfolio shares sold	54,948
Reimbursement from investment adviser	25,290
Dividends	21,950
Securities lending income	29
Variation margin on futures	6,175
Other assets	329

Total assets	22,980,030

Liabilities:
Payables:
Payable upon return of securities loaned	153,000
Portfolio shares redeemed	26,181
Investments purchased	23,169
Distribution and Service fees and Transfer Agency fees	7,048
Accrued expenses	80,971

Total liabilities	290,369

Net Assets:
Paid-in capital	22,910,081
Total distributable earnings (loss)	(220,420)

NET ASSETS	$22,689,661
Net Assets:
Institutional	$1,519,932
Service	3,472,201
Advisor	17,697,528

Total Net Assets	$22,689,661
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	160,723
Service	367,371
Advisor	1,878,309
Net asset value, offering and redemption price per share:
Institutional	$9.46
Service	9.45
Advisor	9.42

(a)	Includes loaned securities having a market value of $149,148.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends from affiliated Underlying Funds	$610,121
Securities lending income — unaffiliated issuer	772
Interest	268

Total investment income	611,161

Expenses:
Professional fees	87,411
Printing and mailing costs	71,273
Custody, accounting and administrative services	66,520
Service fees — Advisor Shares	41,475
Distribution and Service (12b-1) fees(a)	32,572
Management fees	31,529
Trustee fees	20,494
Transfer Agency fees(a)	4,203
Other	11,844

Total expenses	367,321

Less — expense reductions	(248,923)

Net expenses	118,398

NET INVESTMENT INCOME	492,763

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	(47,408)
Futures contracts	43,570
Purchased options	391,974
Capital gain distributions from affiliated Underlying Funds	113,269
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	569,546
Investments in unaffiliated Funds	(125,968)
Futures contracts	(4,914)
Purchased options	86,701
Foreign currency translation	(4,584)

Net realized and unrealized gain	1,022,186

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,514,949

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$7,687	$24,885	$271	$615	$3,317

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$492,763	$471,222
Net realized gain	501,405	161,997
Net change in unrealized gain	520,781	717,645

Net increase in net assets resulting from operations	1,514,949	1,350,864

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(30,659)	(37,340)
Service Shares	(63,162)	(77,108)
Advisor Shares	(298,027)	(385,701)

Total distributions to shareholders	(391,848)	(500,149)

From share transactions:
Proceeds from sales of shares	7,433,283	5,866,621
Reinvestment of distributions	391,848	500,149
Cost of shares redeemed	(5,834,245)	(2,657,936)

Net increase in net assets resulting from share transactions	1,990,886	3,708,834

TOTAL INCREASE	3,113,987	4,559,549

Net Assets:

Beginning of year	19,575,674	15,016,125

End of year	$22,689,661	$19,575,674

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$9.02	$8.51	$9.39	$9.10	$9.15

Net investment income(a)(b)	0.25	0.30	0.24	0.21	0.11

Net realized and unrealized gain (loss)	0.39	0.48	(0.87)	0.30	(0.06)

Total from investment operations	0.64	0.78	(0.63)	0.51	0.05

Distributions to shareholders from net investment income	(0.20)	(0.27)	(0.25)	(0.22)	(0.10)

Net asset value, end of year	$9.46	$9.02	$8.51	$9.39	$9.10

Total return(c)	7.05%	9.11%	(6.74)%	5.60%	0.52%

Net assets, end of year (in 000s)	$1,520	$1,309	$745	$453	$309

Ratio of net expenses to average net assets(d)	0.21%	0.25%	0.22%	0.21%	0.24%

Ratio of total expenses to average net assets(d)	1.39%	1.60%	1.57%	1.47%	2.37%

Ratio of net investment income to average net assets(b)	2.73%	3.30%	2.62%	2.20%	1.17%

Portfolio turnover rate(e)	5%	26%	61%	53%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$9.02	$8.52	$9.41	$9.13	$9.14

Net investment income(a)(b)	0.23	0.32	0.28	0.27	0.08

Net realized and unrealized gain (loss)	0.38	0.43	(0.93)	0.22	(0.05)

Total from investment operations	0.61	0.75	(0.65)	0.49	0.03

Distributions to shareholders from net investment income	(0.18)	(0.25)	(0.24)	(0.21)	(0.04)

Net asset value, end of year	$9.45	$9.02	$8.52	$9.41	$9.13

Total return(c)	6.70%	8.82%	(6.93)%	5.37%	0.28%

Net assets, end of year (in 000s)	$3,472	$2,857	$811	$105	$34

Ratio of net expenses to average net assets(d)	0.46%	0.51%	0.47%	0.46%	0.46%

Ratio of total expenses to average net assets(d)	1.65%	1.86%	1.95%	1.73%	1.97%

Ratio of net investment income to average net assets(b)	2.51%	3.54%	3.08%	2.88%	0.92%

Portfolio turnover rate(e)	5%	26%	61%	53%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$8.99	$8.49	$9.36	$9.08	$9.12

Net investment income(a)(b)	0.20	0.24	0.17	0.17	0.10

Net realized and unrealized gain (loss)	0.39	0.49	(0.83)	0.30	(0.07)

Total from investment operations	0.59	0.73	(0.66)	0.47	0.03

Distributions to shareholders from net investment income	(0.16)	(0.23)	(0.21)	(0.19)	(0.07)

Net asset value, end of year	$9.42	$8.99	$8.49	$9.36	$9.08

Total return(c)	6.56%	8.60%	(7.09)%	5.14%	0.27%

Net assets, end of year (in 000s)	$17,698	$15,410	$13,460	$15,512	$10,778

Ratio of net expenses to average net assets(d)	0.61%	0.64%	0.62%	0.61%	0.61%

Ratio of total expenses to average net assets(d)	1.79%	2.01%	1.93%	1.88%	2.58%

Ratio of net investment income to average net assets(b)	2.28%	2.61%	1.92%	1.78%	1.06%

Portfolio turnover rate(e)	5%	26%	61%	53%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolio and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. Distributions received from the Portfolio’s investments in the Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in U.S. real estate investment trusts or REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of the Underlying Fund invested in REITs.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$7,402,425	$—	$—
Fixed Income Underlying Funds	14,096,624	—	—
Exchange Traded Fund	219,425	—	—
Investment Company	564,202	—	—
Securities Lending Reinvestment Vehicle	153,000	—	—

Total	$22,435,676	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$19,619	$—	$—
Purchased Options Contracts	79,088	—	—

Total	$98,707	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$18,791	—	$—
Interest Rate	Purchased options contracts, at value and variation margin on futures contracts	79,916	—	—

Total		$98,707		$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2020 is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2020

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$32,859	$(5,742)	6
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	402,685	87,529	68

Total		$435,544	$81,787	74

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 29, 2021, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2020, GSAM waived $31,529 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $2,093 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$33,622	$644	$214,657	$248,923

F.  Line of Credit Facility — As of December 31, 2020, the Portfolio participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Portfolio did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2020

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolio invests primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2020:

Underlying Funds	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs Absolute Return Tracker Fund	$1,499,908	$341,474	$(150,000)	$2,501	$74,868	$1,768,751	176,522	$1,763	$9,709
Goldman Sachs Alternative Premia Fund	920,921	297,071	—	—	(158,735)	1,059,257	153,516	77,071	—
Goldman Sachs Emerging Markets Debt Fund	1,795,804	315,263	—	—	83,077	2,194,144	170,883	57,537	—
Goldman Sachs Emerging Markets Equity Insights Fund	724,055	686,366	(180,000)	(40,874)	250,720	1,440,267	123,205	16,366	—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	1,173,715	7,428,878	(8,038,391)	—	—	564,202	564,202	5,298	—
Goldman Sachs High Yield Floating Rate Fund	1,362,346	303,618	—	—	(10,210)	1,655,754	178,422	63,642	—
Goldman Sachs High Yield Fund	1,025,629	241,913	(120,000)	(1,966)	15,395	1,160,971	178,886	61,315	—
Goldman Sachs Long Short Credit Strategies Fund	2,278,946	376,214	—	—	78,858	2,734,018	305,477	91,438	—
Goldman Sachs Managed Futures Strategy Fund	2,604,631	483,699	(149,999)	(7,069)	181,861	3,113,123	298,192	—	38,698
Goldman Sachs Real Estate Securities Fund	610,642	298,550	—	—	(90,931)	818,261	70,784	8,689	64,862
Goldman Sachs Strategic Income Fund	1,863,593	206,285	—	—	109,479	2,179,357	223,524	65,226	—
Goldman Sachs Tactical Tilt Overlay Fund	2,925,679	448,776	—	—	691	3,375,146	349,394	161,776	—

Total	$18,785,869	$11,428,107	$(8,638,390)	$(47,408)	$535,073	$22,063,251		$610,121	$113,269

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $3,999,224 and $938,072, respectively.

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$300,150	$1,133,694	$(1,280,844)	$153,000

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2020

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from ordinary income:	$500,149	$391,848

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$178,850
Capital loss carryforwards(1):
Perpetual Short-term	$(247,553)
Timing differences (Late year ordinary loss deferral)	$(1)
Unrealized losses — net	(151,716)
Total accumulated losses — net	$(220,420)

(1)	The Portfolio utilized $575,966 of capital losses in the current year.

As of December 31, 2020, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,681,991
Gross unrealized gain	717,995
Gross unrealized loss	(869,711)
Net unrealized loss	$(151,716)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of partnership investments.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Portfolio’s and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s and Underlying Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

9.    OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2020

9.    OTHER RISKS (continued)

securities in which the Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Portfolio and/or an Underlying Fund and their investments. Additionally, the Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	44,537	$398,878	62,887	$570,355
Reinvestment of distributions	3,244	30,659	4,140	37,340
Shares redeemed	(32,120)	(288,931)	(9,524)	(86,531)
	15,661	140,606	57,503	521,164
Service Shares
Shares sold	123,578	1,094,287	238,728	2,174,547
Reinvestment of distributions	6,691	63,162	8,549	77,108
Shares redeemed	(79,590)	(709,770)	(25,812)	(233,897)
	50,679	447,679	221,465	2,017,758
Advisor Shares
Shares sold	670,463	5,940,118	347,196	3,121,719
Reinvestment of distributions	31,672	298,027	42,903	385,701
Shares redeemed	(537,655)	(4,835,544)	(262,490)	(2,337,508)
	164,480	1,402,601	127,609	1,169,912

NET INCREASE	230,820	$1,990,886	406,577	$3,708,834

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Multi-Strategy Alternatives Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Multi-Strategy Alternatives Portfolio (one of the portfolios constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Portfolio has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,085.10		$1.15
Hypothetical 5% return	1,000	1,024.03	+	1.12
Service

Actual	1,000	1,082.80		2.46
Hypothetical 5% return	1,000	1,022.77	+	2.39
Advisor

Actual	1,000	1,082.70		3.25
Hypothetical 5% return	1,000	1,022.02	+	3.15

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.47% and 0.62% for Institutional, Service and Advisor Shares, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 0.58% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2020, the Multi-Strategy Alternatives Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Multi-Strategy Alternatives Portfolio from sources within foreign countries and possessions of the United States was $0.0082 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Portfolio during the year ended December 31, 2020 from foreign sources was 2.95%. The total amount of foreign taxes paid by the Portfolio was $0.0015 per share.

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels Joaquin Delgado	Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2021 Goldman Sachs. All rights reserved.

VITMSAAR-21 229748-OTU-1351313

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Funds’ annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2020 (the “Reporting Period”), the performance of the U.S. equity and fixed income markets were influenced most by the spread of COVID-19, a contraction in global economic growth and historic financial stimulus by central banks and governments around the world.

Equity Markets

In the first quarter of 2020, when the Reporting Period began, the U.S. equity market fell significantly, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was crude oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, U.S. equities appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the then-upcoming 2020 U.S. elections, lower levels of Gross Domestic Product, heightened unemployment, questions around how quickly and effectively a COVID-19 vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with the approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the victory of the Democratic candidate for President proved positive for equity markets in the latter part of the fourth quarter. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery, in our view. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by pandemic restrictions persisted.

The S&P 500® Index returned 18.34% during the Reporting Period overall. Eight of its 11 sectors posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Fixed Income Markets

When the Reporting Period started in January 2020, macroeconomic data was generally positive but geopolitical uncertainty increased amid U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak in China of COVID-19. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had by then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market

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MARKET REVIEW

volatility and economic conditions. In early March, the Fed cut the targeted federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving” risks to U.S. economic activity from COVID-19. (A basis point is 1/100th of a percentage point.) Then, on March 15th, the Fed slashed the targeted federal funds rate to near zero. Other G10 central banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. (Also known as Group of 10 nations, the G10 are actually 11 countries that participate in an agreement to provide the International Monetary Fund with additional funds to increase its lending ability. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.) Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan, and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added further to market volatility. Early in the month, a dispute between Russia and the Organization of the Petroleum Exporting Countries, also known as OPEC, led Saudi Arabia to lower the price at which it sold crude oil. In this environment, spread, or non-government bond, sectors, with the exception of mortgage-backed securities, recorded negative returns for the first calendar quarter overall.

During the second quarter of 2020, spread sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. When the quarter began in April, the broad fixed income market continued to experience bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19-related headlines. In May, ongoing central bank liquidity, better economic data, and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks such as deteriorating U.S.-China relations and civil unrest and nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in various other developed economies increased risk-off sentiment. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion as well as to underpin more segments of financial markets. In June, the European Central Bank (“ECB”) expanded and extended its quantitative easing program, while the Fed removed a requirement for issuers to “opt-in” to its secondary market corporate credit facility.

In the third quarter of 2020, spread sectors continued to produce gains, supported by accommodative central bank monetary policies as well as by agreement on a €750 billion European Union Recovery Fund, stronger than consensus expected second quarter corporate earnings and progress on COVID-19 vaccine development. However, the financial markets continued to experience episodes of risk-off sentiment, driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions, and limited progress in the U.S. Congress on a fourth fiscal stimulus package. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of COVID-19. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. During August, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. The U.S. central bank also adjusted how it would assess labor market performance, taking into account racial and income disparities. September 2020 saw the return of risk-off investor sentiment, as some of the factors that supported the improvement in economic conditions started to fade. Renewed COVID-19 case growth in Europe and reduced prospects of further U.S. fiscal support, alongside rising political uncertainty heading in the then-upcoming U.S. elections, contributed to increased market volatility and investor risk aversion.

Early in the fourth quarter of 2020, steadily rising COVID-19 cases and renewed lockdowns dominated pandemic-related news flow. However, later in the quarter, encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment, and spread sectors recorded gains for the quarter overall. Risk sentiment was also bolstered by the removal of a few long-standing

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MARKET REVIEW

overhangs. Specifically, the U.S. elections were resolved; the U.K. and European Union agreed to a post-Brexit deal; and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.) Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed did not extend the average maturity of its U.S. Treasury purchases at its December policy meeting, but it introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the ECB announced a multi-pronged package of easing measures, in line with market expectations, extended the horizon for its pandemic emergency purchase program, and increased the level of its purchases.

For the Reporting Period overall, spread sector performance was mixed. High yield corporate bonds and asset backed securities outperformed U.S. Treasury securities, followed at some distance by commercial mortgage-backed securities, investment grade corporate bonds and mortgage-backed securities. Sovereign emerging markets debt and agency securities underperformed Treasury securities. During the Reporting Period, U.S. Treasury yields fell along the curve. Yields of shorter-and intermediate-term maturities dropped more than long-term yields, resulting in the steepening of the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 100 basis points to end the Reporting Period at 0.92%.

Looking Ahead

Equity Markets

The U.S. equity markets rebounded from pandemic-induced lows in the first quarter of 2020 to round out the calendar year with multiple tailwinds from pent-up demand to significant cash reserves. As the markets anticipated an economic recovery alongside the rollout of the COVID-19 vaccines, we remained vigilant at the end of the Reporting Period in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we simultaneously caution that the economy remains in the infancy of its recovery, and uneven progress suggests that full macroeconomic normalization may well remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution and inoculation, and ongoing fiscal and monetary policy. As the economic expansion widens, we expected, at the end of the Reporting Period, the U.S. equity market rally to continue but with broader sector participation. Within this recovery period, we believe it is crucial to stay true to our quality-first investment approach, seeking to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages.

Fixed Income Markets

At the end of the Reporting Period, global economic conditions had improved but had not fully recovered from the COVID-19-induced downturn. In our view, continued spread of the pandemic is likely to slow economic growth during the winter months, with economic recoveries accelerating in the spring due to mass immunizations. We expect global central banks to keep policy rates low and to modulate their asset purchases as they seek to ease financial conditions. Government fiscal measures are likely to continue, we believe, until economic recoveries are on solid footing. In our view, growth supportive factors include accelerated COVID-19 vaccine timelines, pent-up consumer demand, easy macro policies and low evidence of economic “scarring.” Growth-limiting factors, in our opinion, include COVID-19 vaccine rollout delays, renewed case growth, subdued demand as households and businesses seek to shrink debt accumulated in 2020, and bankruptcies as forbearance draws to a close. In our view, additional risks include modest U.S. fiscal stimulus in 2021 or an early pivot away from policy support.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust – Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 9.64% and 9.37%, respectively. This compares to the 7.49% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down cross-sector strategy added most to the Fund’s relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. Our bottom-up individual issue selection further bolstered relative returns.

The Fund’s combined tactical duration and yield curve positioning contributed positively to relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Neither our top-down country strategy nor our top-down currency strategy had a material impact on the Fund’s relative returns during the Reporting Period.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its corporate credit exposures. In March 2020, the Fund’s use of index credit default swaps (“CDX”) versus cash bonds added to relative performance, as credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of similar maturity) widened on increasing market uncertainty about the economic impact of COVID-19. The Fund was also helped by its overweight position versus the Bloomberg Barclays Index in investment grade corporate bonds, with most of the outperformance occurring during the second half of the Reporting Period. Credit spreads began to tighten late in the second quarter of 2020 when a relaxation of COVID-19 containment measures, alongside monetary and fiscal policy support, helped the global economy sprint forward in the third quarter. Credit spreads tightened further in the fourth calendar quarter on encouraging COVID-19 vaccine progress, the resolution of the U.S. Presidential elections, better than consensus expected corporate earnings and continued policy support. In addition, our decision to hedge the Fund’s corporate credit exposure through a long position in U.S. interest rates and exposure to a basket of developed markets currencies added to relative returns during the first half of the Reporting Period when interest rates broadly fell amid risk-off investor sentiment, or reduced risk appetite. Finally, the Fund’s positioning in mortgage-backed securities bolstered relative performance. In particular, the Fund’s overweight in higher coupon mortgage-backed securities enhanced returns in the second half of the Reporting Period. During the summer of 2020, prepayment activity was concentrated in the middle of the coupon stack, as primary mortgage interest rates fell to historic lows. At the same time, prepayment speeds for higher coupon mortgage-backed securities decelerated, which was advantageous for the Fund’s positioning.

As for individual issue selection, the Fund’s investments in corporate credit, especially its overweight in short- to intermediate-term maturities, added to relative performance. In addition, the Fund benefited from an overweight in BBB-rated issues. Some of these gains were offset by the Fund’s selection of government bonds within its government/swaps strategy as well as by targeted trades within its cross-macro strategy, which detracted.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

During the Reporting Period, the Fund’s combined duration and yield curve positioning added to performance. The positive results were driven by the Fund’s tactical duration positioning across a variety of yield curves, including the U.S. Treasury yield curve. We

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

tactically shifted the Fund’s exposure between the long-term and short-term ends of the U.S. Treasury yield curve from January to October 2020, at which time we focused the Fund’s exposure on the long-term end of the curve. In addition, the Fund benefited from its exposure to 10-year U.K. interest rates during the first calendar quarter.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts had a negative impact on Fund performance during the Reporting Period. In addition, futures contracts were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, futures contracts overall had a positive impact on the Fund’s results.

Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, had a rather neutral impact on the Fund’s performance during the Reporting Period. Additionally, the Fund employed CDX as well as individual credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads, which collectively had a negative impact on the Fund’s results during the Reporting Period overall.

We employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s overweight position relative to the Bloomberg Barclays Index in non-agency mortgage-backed securities because we believed that, despite continued COVID-19-related uncertainty, risk assets would be broadly supported by improving economic data and accommodative monetary and fiscal policy. We also increased the Fund’s overweight in asset backed securities (“ABS”), while marginally increasing its overweight in commercial mortgage-backed securities (“CMBS”). In addition, we significantly increased the Fund’s overweight versus the Bloomberg Barclays Index in agency mortgage-backed securities, including pass-through mortgage securities, because we expected spreads to tighten as the Fed continued its purchases, and mortgage loan origination seemed likely to slow in the fall of 2020. (Pass-through mortgage securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) Finally, we added modestly to the Fund’s overweight in investment grade corporate bonds during the Reporting Period, as we thought there was room for further spread compression due to accommodative central bank monetary and fiscal policies.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight ABS and non-agency mortgage-backed securities compared to the Bloomberg Barclays Index. It was also overweight pass-through mortgage securities and corporate credit. The Fund was underweight U.S. government securities and quasi-government bonds relative to the Bloomberg Barclays Index. The Fund was relatively neutral versus the Bloomberg Barclays Index in CMBS at the end of the Reporting Period.

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FUND BASICS

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corp. (“FHLMC”) or Uniform Mortgage-Backed Securities (“UMBS”). GNMA instruments are backed by the full faith and credit of the United States Government.

[3]

“U.S. Government Agency Securities” include agency securities offered by companies such as Federal Home Loan Bank (“FHLB”), the Federal Home Loan Mortgage Corp. (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	9.64%	4.87%	N/A	3.68%
Service	9.37%	4.60%	4.09%	—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust – Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 17.84%. This compares to the 18.34% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Eight of the 11 sectors in the S&P 500® Index generated gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, consumer discretionary and communication services. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 27.59%. The industries with the strongest performance in terms of total return were technology hardware storage and peripherals; wireless telecommunication services; Internet and direct marketing retail; air freight and logistics; and metals and mining.

On the basis of impact (which takes both total returns and weightings into account), the strongest performing sectors were information technology, consumer discretionary and communication services. The strongest performing industries on the basis of impact were software; technology hardware storage and peripherals; Internet and direct marketing retail; semiconductors and semiconductor equipment; and interactive media and services.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were energy, financials and real estate. The industries with the weakest performance in terms of total return were diversified consumer services; energy equipment and services; oil, gas and consumable fuels; airlines; and aerospace and defense.

On the basis of impact, the sectors that made the weakest contributions to the S&P 500® Index and to the Fund were energy, financials and real estate. The industries with the weakest performance on the basis of impact were oil, gas and consumable fuels; banks; aerospace and defense; diversified telecommunication services; and equity real estate investment trusts.

Which individual stocks were the top detractors, and which were the greatest positive contributors?

On the basis of impact, the stocks that made the strongest contribution during the Reporting Period were Apple, Amazon.com, Microsoft, NVIDIA and Facebook. The weakest performers were Exxon Mobil, Wells Fargo & Co., AT&T, Boeing and JPMorgan Chase.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twenty-one stocks were removed from the S&P 500® Index during the Reporting Period. Among them were E*TRADE Financial, H&R Block, Harley-Davidson, Kohl’s, Macy’s, Nordstrom and WellCare Health Plans. There were 21 stocks added to the S&P

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

500® Index during the Reporting Period, including Carrier Global, Domino’s Pizza, Etsy, Otis Worldwide, Paycom Software, Teradyne and Tesla.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/2020.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2020 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.6%	Technology Hardware & Equipment
Microsoft Corp.	5.3	Software & Services
Amazon.com, Inc.	4.4	Retailing
Facebook, Inc. Class A	2.1	Media & Entertainment
Tesla, Inc.	1.7	Automobiles & Components
Alphabet, Inc. Class A	1.7	Media & Entertainment
Alphabet, Inc. Class C	1.6	Media & Entertainment
Berkshire Hathaway, Inc. Class B	1.4	Diversified Financials
Johnson & Johnson	1.3	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.2	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made in the Fund on January 1, 2011 at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Equity Index Fund	17.84%	14.66%	13.38%

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust – Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 44.33% and 44.16%, respectively. These returns compare to the 35.47% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund generated positive absolute returns and outperformed the Russell Index. Both sector positioning and security selection added to relative returns.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and therefore, we do not make active sector-level investment decisions. The Fund’s sector positioning is a result of our stock selection. That said, on a sector level, stock selection in the information technology, consumer discretionary and financials sectors contributed most positively to relative performance. Stock selection in the health care, utilities and materials sectors detracted from relative returns during the Reporting Period.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

During the Reporting Period, the Fund was helped most relative to the Russell Index by its investments in DocuSign, Snap and HubSpot.

DocuSign was the Fund’s top relative performer during the Reporting Period. The cloud-based electronic signature solutions provider benefited from the shift to online business, with its revenues and billings growth both increasing. Furthermore, in May 2020, the company acquired Seal Software, a deal that should further operationalize DocuSign’s approach to record and contract management inside organizations, in our view. DocuSign’s shares continued to rally as demand for electronic signatures increased given that more people were working remotely because of the COVID-19 pandemic. With all the uncertainty surrounding COVID-19, investors favored perceived safe-haven software-as-a-service companies, such as DocuSign, that have sticky (i.e., loyal) customers and provide clear visibility on revenues. At the end of the Reporting Period, we continued to like the company as it is a beneficiary of the remote work environment, and we believed there may be a more permanent shift in the way people deal with documents. We also felt confident that DocuSign could continue to expand its customer base as more businesses go down the digitalization path, thereby increasing its recurring revenue.

Snap is a U.S. camera and social media company. Despite a volatile economic backdrop, the company experienced a quicker than consensus expected recovery in the second quarter of 2020 due to strong user and growth monetization. Additionally, the company’s improvements to its app infrastructure and its product innovation in recent years have supported growing user and advertiser bases, which should place Snap at a competitive advantage to its peers, in our view. The company may also have benefited from an increase in e-commerce holiday shopping during late 2020. At the end of the Reporting Period, we believed Snap would likely narrow its valuation gap relative to its peers through the increased monetization of its products. In our opinion, Snap had still not taken full advantage of its advertising opportunities and had a great runway for growth in the long term.

HubSpot, a cloud-based marketing and sales software platform, saw its share price appreciate during the second quarter of 2020 due to the online shift in demand for front office software, as business activity stabilized. Its stock continued to rally in the third calendar quarter based on the company’s development of a customer relationship management platform that couples an increasingly powerful enterprise back-end with an intuitive consumer-grade front-end. At the end of the Reporting Period, we remained positive about HubSpot’s large multi-year investment in user research and early signs of positive retention rates in new customers.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Cheniere Energy, Envista Holdings and Akamai Technologies detracted most from the Fund’s relative returns during the Reporting Period.

Liquefied natural gas provider Cheniere Energy was the top detractor from the Fund’s relative performance during the Reporting Period. Its stock benefited from a solid first quarter 2020 earnings report at the end of April that demonstrated its better than consensus expected EBITDA (earnings before interest, taxes, depreciation and amortization) and solid execution in spite of weak liquefied natural gas spot prices. However, its shares came under pressure during the second quarter of 2020, largely because of a competitive natural gas market that led to short-term oversupply and a drop in natural gas prices to near a four-year low. Its company management expressed optimism about Cheniere Energy’s long-term positioning as demand recovers and indicated there was a longer-term opportunity in hydrogen, as the company’s assets could be leveraged in that supply chain. We viewed these comments positively. In our opinion, the company’s share price is likely to rebound from the lows it reached during the Reporting Period, and we anticipate opportunities driven by COVID-19 disruptions may arise in the near term.

Shares of manufacturer and marketer of dental products Envista Holdings declined in March 2020 after the company withdrew its full-year 2020 guidance due to uncertainty about the business impact of COVID-19. In addition, Envista Holdings’ first calendar quarter revenues were hurt by discontinued products as well as by low demand due to the global pandemic. Its stock’s performance improved following the announcement of second calendar quarter earnings, which increased as dental offices began to reopen. Its shares continued to appreciate in the third quarter amid several new product launches, an improved cost structure and the company’s exit from non-strategic businesses. Despite the ongoing uncertainty surrounding COVID-19, we remained positive at the end of the Reporting Period about Envista Holding’s ability to grow in a resilient dental market.

Akamai Technologies, a global content delivery network, cybersecurity and cloud service company, was hurt by the broad market downturn in February and March 2020 but regained some ground during the second half of 2020, benefiting from trends in health-related content delivery network traffic and a growing focus on cybersecurity. Although the company issued conservative fourth calendar quarter guidance, we believe its management team may have discounted the typical year-end seasonal growth in e-commerce, the impact of new gaming titles and the continued evolution and growth opportunities in cybersecurity. Going forward, Akamai Technologies’ vast network is likely to allow for faster content access for users, in our view. Additionally, we believe the company’s large scale can lead to lower costs and improved profitability, which along with proprietary services in edge computing and cybersecurity, may give Akamai Technologies a competitive advantage over its peers. (Edge computing brings computation and data storage closer to the location where it is needed to improve response times and save bandwidth.)

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions established by the Fund during the Reporting Period was an investment in RingCentral, which provides global enterprise cloud communications and collaboration solutions. In our view, the company has solid opportunities to increase its base of large customers and to expand the number of services those customers buy. We believe RingCentral’s exclusive partnerships with service vendors and distributors should help it maintain and accelerate revenues in the near term.

We initiated a Fund position in DocuSign, mentioned earlier, during the Reporting Period. The company provides cloud-based electronic signature solutions that help companies and individuals securely collect information, automate data workflows and sign anything. We are confident that DocuSign is strongly positioned to capture the trend of paperless documentation as a market leader in that space. Furthermore, we consider its management team well suited to grow the business given its plan to focus more on transaction management.

Conversely, during the Reporting Period, we exited the Fund’s position in Teleflex, which produces single-use medical devices used by hospitals and health care providers. As most of its medical devices are used in elective surgeries and many of these surgeries have been postponed due to COVID-19, we decided to eliminate the Fund’s position in its stock and reallocate the capital to what we considered more attractive opportunities.

We sold the Fund’s investment in discount retailer Dollar General during the Reporting Period. Given the company’s strong historical performance during recessions and its defensive product mix, we believed it was well positioned to continue benefiting from ongoing economic uncertainty. However, we noted that it experienced a decline in store traffic due to increased competition, including from Family Dollar and Walmart. As a result, we decided to exit the Fund’s position in the stock.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund moved from an overweight in the health care sector to a rather neutral position versus the

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Russell Index. In addition, it shifted from a rather neutral position relative to the Russell Index in the consumer discretionary sector to an overweight position and from an underweight position in the financials sector to a rather neutral position.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the industrials, consumer discretionary, materials and energy sectors. The Fund had smaller weightings than the Russell Index in the information technology and communication services sectors. At the end of the Reporting Period, the Fund was relatively neutral compared to the Russell Index in the health care, consumer staples, real estate and financials sectors and had no exposure to the utilities sector.

14

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business
RingCentral, Inc. Class A	2.4%	Software & Services
Veeva Systems, Inc. Class A	2.3	Health Care Equipment & Services
Palo Alto Networks, Inc.	2.3	Software & Services
Cadence Design Systems, Inc.	2.2	Software & Services
Verisk Analytics, Inc.	2.2	Commercial & Professional Services
Match Group, Inc.	2.1	Media & Entertainment
Amphenol Corp. Class A	2.0	Technology Hardware & Equipment
HubSpot, Inc.	2.0	Software & Services
Ball Corp.	1.9	Materials
Lululemon Athletica, Inc.	1.9	Consumer Durables & Apparel

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at December 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	44.33%	19.17%	N/A	15.58%
Service	44.16%	18.93%	14.28%	—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 0.86%, 0.58% and 0.38%, respectively. These returns compare to the 0.67% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), during the Reporting Period.

We note that the Fund’s benchmark being the ICE BofAML Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy contributed positively to the Fund’s relative performance. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Individual issue selection also added to relative returns.

The Fund’s combined tactical duration and yield curve positioning detracted from results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

The Fund benefited from our cross-sector strategy, specifically its exposure to collateralized loan obligations (“CLOs”) and asset backed securities (“ABS”). Exposure to the government/swaps sector also added to relative returns.

Individual issue selection contributed positively to the Fund’s relative performance during the Reporting Period. Within the securitized sector, selection of mortgage-backed securities bolstered results. This was offset somewhat by individual issue selection of ABS and CLOs, which detracted from returns. Within the government/swaps sector, individual issue selection of U.S. government securities and U.S. agency securities aided relative performance during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

During the Reporting Period, the Fund’s combined tactical duration and yield curve positioning detracted from relative returns. The Fund was hurt most by its smaller exposure than that of the ICE BofAML Index to the three-month segment of the U.S. Treasury yield curve. Detracting further from performance was the Fund’s comparatively smaller exposure to the five-year, seven-year and 30-year segments of the U.S. Treasury yield curve. The Fund benefited overall from its exposure to the other segments of the U.S. Treasury yield curve during the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we decreased the Fund’s allocations to ABS and residential mortgage-backed securities. We increased its allocation to cash and to U.S. government securities. In addition, we transitioned the Fund from its position in very short maturities at the beginning of the Reporting Period to a more even distribution along the U.S. Treasury yield curve following the emergence of COVID-19 and in response to record low interest rates.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used U.S. Treasury futures, Secured Overnight Financing Rate (“SOFR”) futures and Fed Funds futures to hedge interest rate exposure and to facilitate duration management. During the Reporting Period, the use of futures overall had a negative impact on performance. The Fund also employed fixed and floating interest rate swaps, as well as basis rate swaps, to manage interest risk, which collectively had a modestly negative impact on performance during the Reporting Period.

17

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

How was the Fund positioned relative to the ICE BofAML Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had only a modest allocation to U.S. government securities, which comprise 100% of the ICE BofAML Index. The Fund had positions in ABS, residential mortgage-backed securities, agency collateralized mortgage obligations, agency mortgage-backed securities and mortgage pass-through securities, none of which are represented in the ICE BofAML Index. (Pass-through mortgage securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) In addition, the Fund had an allocation to cash at the end of the Reporting Period.

18

FUND BASICS

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

“U.S. Government Agency Security” include agency securities offered by companies such as Federal Farm Credit Bank (“FFCB”) and the Federal National Mortgage Association (“FNMA”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[3]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML® Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	0.86%	1.57%	N/A	1.09%
Service	0.58%	1.31%	1.54%	—
Advisor (Commenced October 15, 2014)	0.38%	1.16%	N/A	0.83%

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

ICE BofAML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 40.3%
Automobiles & Components(a) – 0.1%
General Motors Co.
$50,000	5.400%	10/02/2023	$56,158
25,000	4.000	04/01/2025	27,713

			83,871

Banks – 10.2%
Ally Financial, Inc.(a)
25,000	1.450	10/02/2023	25,516
American Express Co.(a)
20,000	2.500	07/30/2024	21,373
25,000	3.625	12/05/2024	27,786
American Express Co. Series C(a)(b)
40,000	(3 Mo. LIBOR + 3.29%), 3.502	03/15/2021	39,350
Avolon Holdings Funding Ltd.(a)(c)
100,000	2.875	02/15/2025	101,791
25,000	4.250	04/15/2026	27,013
Banco Santander SA
200,000	2.746	05/28/2025	213,780
Bank of America Corp.
75,000	4.125	01/22/2024	83,254
65,000	4.200	08/26/2024	72,769
45,000	3.248(a)	10/21/2027	50,369
75,000	(3 Mo. LIBOR + 1.58%), 3.824(a)(b)	01/20/2028	86,093
25,000	(3 Mo. LIBOR + 1.37%), 3.593(a)(b)	07/21/2028	28,406
85,000	(3 Mo. LIBOR + 1.04%), 3.419(a)(b)	12/20/2028	95,975
50,000	(3 Mo. LIBOR + 1.31%), 4.271(a)(b)	07/23/2029	59,472
50,000	(3 Mo. LIBOR + 1.19%), 2.884(a)(b)	10/22/2030	54,688
425,000	(SOFR + 2.15%), 2.592(a)(b)	04/29/2031	455,373
50,000	(SOFR + 1.53%), 1.898(a)(b)	07/23/2031	50,570
Bank of America Corp. Series L(a)
25,000	4.183	11/25/2027	29,008
Barclays plc(a)(b)
200,000	(3 Mo. LIBOR + 2.45%), 2.852	05/07/2026	214,806
BNP Paribas SA(c)
200,000	3.375	01/09/2025	218,985
Capital One Financial Corp.
25,000	3.500	06/15/2023	26,805
45,000	3.300(a)	10/30/2024	49,451
Citigroup, Inc.
220,000	3.400	05/01/2026	248,200
150,000	4.450	09/29/2027	177,056
25,000	4.125	07/25/2028	29,219
75,000	(SOFR + 1.42%), 2.976(a)(b)	11/05/2030	82,548

Corporate Bonds – (continued)
Banks – (continued)
Citigroup, Inc. – (continued)
50,000	(SOFR + 3.91%), 4.412%(a)(b)	03/31/2031	60,613
Credit Suisse Group AG
250,000	4.550	04/17/2026	294,164
Deutsche Bank AG(a)(b)
150,000	(SOFR + 2.16%), 2.222	09/18/2024	154,223
Discover Financial Services(a)
75,000	3.750	03/04/2025	82,590
Fifth Third Bancorp(a)
30,000	2.375	01/28/2025	31,911
Gazprom PJSC
240,000	4.950	03/23/2027	271,875
GE Capital International Funding Co. Unlimited Co.(a)
200,000	3.373	11/15/2025	222,337
General Motors Financial Co., Inc.(a)
25,000	4.300	07/13/2025	28,033
HSBC Holdings plc(a)(b)
200,000	(SOFR + 1.54%), 1.645	04/18/2026	204,662
Huntington Bancshares, Inc.(a)
50,000	4.000	05/15/2025	56,618
ING Groep NV(a)(b)(c)
(US Treasury Yield Curve Rate T-Note Constant Maturity 1 Yr. + 1.10%),
200,000	1.400	07/01/2026	203,141
Intercontinental Exchange, Inc.(a)
50,000	3.000	06/15/2050	52,876
JPMorgan Chase & Co.(a)
25,000	(3 Mo. LIBOR + 0.73%), 3.559(b)	04/23/2024	26,771
25,000	(3 Mo. LIBOR + 0.89%), 3.797(b)	07/23/2024	27,077
50,000	(3 Mo. LIBOR + 1.00%), 4.023(b)	12/05/2024	55,107
125,000	(SOFR + 1.16%), 2.301(b)	10/15/2025	132,696
100,000	(3 Mo. LIBOR + 1.25%), 3.960(b)	01/29/2027	114,948
15,000	3.625	12/01/2027	17,042
75,000	(3 Mo. LIBOR + 1.34%), 3.782(b)	02/01/2028	86,137
45,000	(3 Mo. LIBOR + 0.95%), 3.509(b)	01/23/2029	51,392
25,000	(SOFR + 3.79%), 4.493(b)	03/24/2031	30,813
175,000	(SOFR + 2.04%), 2.522(b)	04/22/2031	187,702
25,000	(SOFR + 2.52%), 2.956(b)	05/13/2031	27,363
JPMorgan Chase & Co. Series HH(a)(b)
100,000	(SOFR + 3.13%), 4.600	02/01/2025	103,148

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Banks – (continued)
JPMorgan Chase & Co. Series Z(a)(b)
$85,000	(3 Mo. LIBOR + 3.80%), 4.014%	02/01/2021	$84,958
Morgan Stanley
50,000	(3 Mo. LIBOR + 1.40%), 1.615 (a)(b)	10/24/2023	50,933
25,000	(3 Mo. LIBOR + 0.85%), 3.737(a)(b)	04/24/2024	26,895
225,000	3.700(a)	10/23/2024	250,491
75,000	(SOFR + 1.15%), 2.720(a)(b)	07/22/2025	80,225
25,000	3.625(a)	01/20/2027	28,675
50,000	3.950	04/23/2027	57,811
100,000	(3 Mo. LIBOR + 1.63%), 4.431(a)(b)	01/23/2030	121,850
300,000	(SOFR + 1.14%), 2.699(a)(b)	01/22/2031	326,249
50,000	(SOFR + 3.12%), 3.622(a)(b)	04/01/2031	58,072
75,000	(SOFR + 1.03%), 1.794(a)(b)	02/13/2032	75,434
Morgan Stanley Series F(a)
25,000	3.875	04/29/2024	27,666
Natwest Group plc
200,000	3.875	09/12/2023	216,885
Nuveen LLC(a)(c)
25,000	4.000	11/01/2028	29,840
Raymond James Financial, Inc.(a)
25,000	4.650	04/01/2030	30,684
Santander UK plc
200,000	2.875	06/18/2024	214,158
Standard Chartered plc(a)(b)(c)
200,000	(3 Mo. LIBOR + 1.15%), 4.247	01/20/2023	207,289
Wells Fargo & Co.
25,000	3.750(a)	01/24/2024	27,290
175,000	3.000	10/23/2026	193,871
50,000	4.300	07/22/2027	58,648
25,000	(3 Mo. LIBOR + 4.24%), 5.013(a)(b)	04/04/2051	35,470
Westpac Banking Corp.(a)(b)
25,000	(5 Yr. Swap Rate + 2.24%), 4.322	11/23/2031	28,520
25,000	(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr. + 2.00%), 4.110	07/24/2034	28,389

			7,353,198

Capital Goods(a) – 2.5%
Air Lease Corp.
75,000	2.300	02/01/2025	77,625
75,000	3.375	07/01/2025	81,020
75,000	2.875	01/15/2026	79,334
75,000	3.750	06/01/2026	82,720

Corporate Bonds – (continued)
Capital Goods(a) – (continued)
Boeing Co. (The)
50,000	3.450	11/01/2028	53,749
25,000	5.150	05/01/2030	30,262
25,000	3.250	02/01/2035	25,522
100,000	5.805	05/01/2050	137,542
Carrier Global Corp.
150,000	2.493	02/15/2027	161,771
200,000	2.722	02/15/2030	213,707
General Electric Co.
25,000	3.450	05/01/2027	28,197
25,000	3.625	05/01/2030	28,485
25,000	4.250	05/01/2040	29,489
50,000	4.350	05/01/2050	60,421
Northrop Grumman Corp.
50,000	2.930	01/15/2025	54,394
75,000	3.250	01/15/2028	84,843
25,000	4.750	06/01/2043	33,426
50,000	5.250	05/01/2050	74,141
Otis Worldwide Corp.
25,000	2.293	04/05/2027	26,726
150,000	2.565	02/15/2030	160,968
Raytheon Technologies Corp.
50,000	3.950	08/16/2025	57,347
50,000	4.125	11/16/2028	59,595
25,000	4.050	05/04/2047	31,087
Roper Technologies, Inc.
50,000	4.200	09/15/2028	59,662
Stanley Black & Decker, Inc.
50,000	4.250	11/15/2028	60,721

			1,792,754

Commercial & Professional Services(a) – 0.7%
CoStar Group, Inc. (c)
100,000	2.800	07/15/2030	103,784
IHS Markit Ltd.
75,000	3.625	05/01/2024	81,750
75,000	4.250	05/01/2029	90,281
Republic Services, Inc.
75,000	2.500	08/15/2024	80,028
100,000	1.750	02/15/2032	100,218
Waste Management, Inc.
50,000	1.150	03/15/2028	49,980

			506,041

Consumer Services(a) – 0.2%
McDonald’s Corp.
25,000	4.200	04/01/2050	32,010
Starbucks Corp.
75,000	3.800	08/15/2025	85,318

			117,328

Electric – 2.4%
Alliant Energy Finance LLC(a)(c)
25,000	3.750	06/15/2023	26,796

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Electric – (continued)
American Electric Power Co., Inc.(a)
$50,000	2.300%	03/01/2030	$52,168
Arizona Public Service Co.(a)
45,000	2.950	09/15/2027	49,526
Avangrid, Inc.(a)
25,000	3.200	04/15/2025	27,391
Berkshire Hathaway Energy Co.(a)
25,000	3.250	04/15/2028	28,492
50,000	3.700	07/15/2030	59,188
Dominion Energy, Inc.
50,000	3.071	08/15/2024	53,991
Dominion Energy, Inc. Series C(a)
25,000	3.375	04/01/2030	28,464
East Ohio Gas Co. (The)(a)(c)
25,000	1.300	06/15/2025	25,510
25,000	2.000	06/15/2030	25,829
Emera US Finance LP(a)
45,000	2.700	06/15/2021	45,354
Entergy Corp.(a)
45,000	2.950	09/01/2026	49,634
Exelon Corp.(a)
45,000	3.497	06/01/2022	46,803
50,000	4.050	04/15/2030	59,164
25,000	4.700	04/15/2050	33,096
FirstEnergy Corp.(a)
100,000	2.650	03/01/2030	99,946
FirstEnergy Corp. Series B(a)
50,000	2.250	09/01/2030	48,194
Florida Power & Light Co.(a)
68,000	4.125	02/01/2042	86,415
MidAmerican Energy Co.(a)
25,000	3.650	04/15/2029	29,708
NiSource, Inc.(a)
95,000	3.490	05/15/2027	107,692
25,000	3.600	05/01/2030	28,937
NRG Energy, Inc.(a)(c)
75,000	3.750	06/15/2024	82,020
Ohio Power Co. Series P(a)
25,000	2.600	04/01/2030	27,285
Pacific Gas and Electric Co.(a)
25,000	2.100	08/01/2027	25,424
50,000	2.500	02/01/2031	49,976
25,000	3.300	08/01/2040	25,026
25,000	3.500	08/01/2050	24,773
Progress Energy, Inc.(a)
120,000	7.000	10/30/2031	171,799
Southern California Edison Co. Series A(a)
50,000	4.200	03/01/2029	58,598
Southern Co. (The)(a)
60,000	3.250	07/01/2026	67,271
Virginia Electric and Power Co.(a)
75,000	2.450	12/15/2050	75,511

Corporate Bonds – (continued)
Electric – (continued)
Vistra Operations Co. LLC(a)(c)
125,000	3.550	07/15/2024	135,230

			1,755,211

Energy(a) – 1.9%
BP Capital Markets America, Inc.
50,000	3.224	04/14/2024	54,047
Continental Resources, Inc.
31,000	4.500	04/15/2023	31,930
Devon Energy Corp.
29,000	5.850	12/15/2025	34,074
Energy Transfer Operating LP
25,000	4.650	06/01/2021	25,160
75,000	4.200	09/15/2023	80,844
50,000	2.900	05/15/2025	52,883
25,000	5.250	04/15/2029	29,169
5,000	6.000	06/15/2048	5,928
Enterprise Products Operating LLC (b)
40,000	(3 Mo. LIBOR + 2.78%), 3.003	06/01/2067	34,455
EQM Midstream Partners LP
25,000	4.750	07/15/2023	26,125
25,000	5.500	07/15/2028	27,250
Marathon Petroleum Corp.
75,000	4.500	05/01/2023	81,461
MPLX LP
75,000	2.650	08/15/2030	78,715
35,000	4.500	04/15/2038	40,086
25,000	5.500	02/15/2049	32,810
Occidental Petroleum Corp.
100,000	2.900	08/15/2024	96,125
Ovintiv Exploration, Inc.
50,000	5.625	07/01/2024	53,501
Phillips 66
50,000	3.700	04/06/2023	53,551
25,000	1.300	02/15/2026	25,419
Plains All American Pipeline LP
15,000	3.650	06/01/2022	15,454
35,000	3.850	10/15/2023	37,373
25,000	3.800	09/15/2030	26,774
Sabine Pass Liquefaction LLC
75,000	5.625	03/01/2025	87,518
75,000	5.000	03/15/2027	88,486
Suncor Energy, Inc.
25,000	2.800	05/15/2023	26,309
50,000	3.100	05/15/2025	54,768
Valero Energy Corp.
50,000	2.700	04/15/2023	52,205
Western Midstream Operating LP
75,000	4.100	02/01/2025	76,875
25,000	5.450	04/01/2044	25,250
20,000	5.300	03/01/2048	19,750

			1,374,295

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Food & Beverage(a) – 2.0%
Anheuser-Busch Cos. LLC
$35,000	4.700%	02/01/2036	$44,363
210,000	4.900	02/01/2046	273,125
Anheuser-Busch InBev Worldwide, Inc.
350,000	4.750	01/23/2029	431,450
25,000	4.950	01/15/2042	32,720
100,000	4.600	04/15/2048	126,047
25,000	5.550	01/23/2049	35,397
25,000	4.500	06/01/2050	31,495
Constellation Brands, Inc.
50,000	4.400	11/15/2025	58,149
25,000	3.700	12/06/2026	28,629
50,000	3.600	02/15/2028	57,041
25,000	3.150	08/01/2029	27,823
J M Smucker Co. (The)
25,000	2.375	03/15/2030	26,514
Keurig Dr Pepper, Inc.
50,000	4.057	05/25/2023	54,310
25,000	5.085	05/25/2048	35,020
25,000	3.800	05/01/2050	29,846
Mars, Inc.(c)
25,000	2.700	04/01/2025	27,048
25,000	3.200	04/01/2030	28,694
Tyson Foods, Inc.
50,000	3.900	09/28/2023	54,470

			1,402,141

Health Care Equipment & Services(a) – 1.6%
Banner Health
75,000	2.338	01/01/2030	79,942
Becton Dickinson and Co.
39,000	2.894	06/06/2022	40,253
25,000	3.363	06/06/2024	27,112
40,000	3.700	06/06/2027	45,799
100,000	2.823	05/20/2030	109,933
Centene Corp.
150,000	4.250	12/15/2027	159,651
Cigna Corp.
50,000	2.400	03/15/2030	53,144
150,000	3.400	03/15/2050	168,133
CVS Health Corp.
25,000	2.625	08/15/2024	26,781
50,000	3.875	07/20/2025	56,609
25,000	5.125	07/20/2045	33,501
Dentsply Sirona, Inc.
50,000	3.250	06/01/2030	55,657
Rush Obligated Group Series 2020
30,000	3.922	11/15/2029	35,317
Stanford Health Care Series 2020
40,000	3.310	08/15/2030	45,555
Stryker Corp.
100,000	1.950	06/15/2030	102,787
Zimmer Biomet Holdings, Inc.
100,000	3.550	03/20/2030	113,416

			1,153,590

Corporate Bonds – (continued)
Household & Personal Products(a) – 0.0%
Kimberly-Clark Corp.
25,000	3.100	03/26/2030	28,747

Life Insurance(a) – 0.9%
American International Group, Inc.
25,000	4.875	06/01/2022	26,550
125,000	3.900	04/01/2026	142,541
25,000	4.200	04/01/2028	29,656
100,000	3.400	06/30/2030	114,401
Berkshire Hathaway Finance Corp.
75,000	1.850	03/12/2030	79,060
Marsh & McLennan Cos., Inc.
50,000	4.375	03/15/2029	60,870
Principal Financial Group, Inc.
50,000	3.100	11/15/2026	55,762
75,000	2.125	06/15/2030	78,387
Willis North America, Inc.
25,000	2.950	09/15/2029	27,310

			614,537

Materials(a) – 0.9%
Air Products and Chemicals, Inc.
25,000	2.050	05/15/2030	26,677
Berry Global, Inc.(c)
50,000	1.570	01/15/2026	50,446
DuPont de Nemours, Inc.
25,000	4.205	11/15/2023	27,597
50,000	4.493	11/15/2025	58,393
Ecolab, Inc.
4,000	5.500	12/08/2041	5,757
Huntsman International LLC
25,000	4.500	05/01/2029	28,872
Nutrition & Biosciences, Inc.(c)
75,000	1.832	10/15/2027	77,249
150,000	2.300	11/01/2030	154,209
50,000	3.268	11/15/2040	53,634
Sherwin-Williams Co. (The)
25,000	3.450	06/01/2027	28,357
50,000	2.950	08/15/2029	55,260
Steel Dynamics, Inc.
20,000	2.400	06/15/2025	21,285
50,000	1.650	10/15/2027	51,423

			639,159

Media & Entertainment(a) – 1.7%
Charter Communications Operating LLC
320,000	4.908	07/23/2025	372,038
Comcast Corp.
25,000	3.700	04/15/2024	27,558
25,000	3.100	04/01/2025	27,493
45,000	3.375	08/15/2025	50,212
50,000	3.950	10/15/2025	57,408
25,000	3.300	02/01/2027	28,200
75,000	3.300	04/01/2027	85,295
225,000	3.150	02/15/2028	252,751

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Media & Entertainment(a) – (continued)
Comcast Corp. – (continued)
$125,000	4.150%	10/15/2028	$149,920
25,000	4.250	10/15/2030	30,717
25,000	3.750	04/01/2040	30,118
25,000	4.700	10/15/2048	34,769
Fox Corp.
25,000	4.030	01/25/2024	27,517
25,000	4.709	01/25/2029	30,342
Walt Disney Co. (The)
25,000	3.700	09/15/2024	27,754

			1,232,092

Metals and Mining(a) – 0.3%
Glencore Funding LLC(c)
75,000	4.125	03/12/2024	82,292
25,000	4.625	04/29/2024	27,998
Newcrest Finance Pty. Ltd.(c)
25,000	3.250	05/13/2030	27,712
Newmont Corp.
75,000	2.250	10/01/2030	79,045
Teck Resources Ltd.
25,000	3.900	07/15/2030	27,816

			244,863

Pharmaceuticals, Biotechnology & Life Sciences(a) – 2.3%
AbbVie, Inc.
125,000	4.050	11/21/2039	151,027
200,000	4.250	11/21/2049	251,239
Amgen, Inc.
70,000	3.125	05/01/2025	76,827
Bayer US Finance II LLC (c)
200,000	3.875	12/15/2023	217,989
Bristol-Myers Squibb Co.
150,000	3.875	08/15/2025	171,075
25,000	4.250	10/26/2049	33,658
DH Europe Finance II Sarl
75,000	2.200	11/15/2024	79,500
25,000	2.600	11/15/2029	27,330
75,000	3.250	11/15/2039	85,358
Elanco Animal Health, Inc.
50,000	4.912	08/27/2021	50,999
25,000	5.272	08/28/2023	27,278
Pfizer, Inc.
75,000	3.450	03/15/2029	87,527
25,000	2.625	04/01/2030	27,721
Royalty Pharma plc(c)
75,000	1.200	09/02/2025	76,158
Thermo Fisher Scientific, Inc.
15,000	3.650	12/15/2025	17,024
25,000	4.497	03/25/2030	31,210
Zoetis, Inc.
45,000	3.000	09/12/2027	50,326
150,000	2.000	05/15/2030	155,226

			1,617,472

Corporate Bonds – (continued)
Pipelines(a) – 0.2%
Sunoco Logistics Partners Operations LP
15,000	4.250	04/01/2024	16,228
Williams Cos., Inc. (The)
25,000	3.600	03/15/2022	25,807
25,000	3.900	01/15/2025	27,762
35,000	4.000	09/15/2025	39,709

			109,506

Property/Casualty Insurance(a) – 0.1%
Arch Capital Group US, Inc.
36,000	5.144	11/01/2043	48,820
XLIT Ltd.
45,000	4.450	03/31/2025	51,379

			100,199

Real Estate Investment Trusts(a) – 2.4%
Alexandria Real Estate Equities, Inc.
25,000	3.800	04/15/2026	28,784
25,000	3.375	08/15/2031	28,644
American Campus Communities Operating Partnership LP
95,000	4.125	07/01/2024	103,470
25,000	3.875	01/30/2031	28,015
American Homes 4 Rent LP
50,000	4.900	02/15/2029	60,363
American Tower Corp.
75,000	3.375	05/15/2024	81,639
100,000	2.400	03/15/2025	106,500
75,000	2.100	06/15/2030	76,985
Boston Properties LP
25,000	4.125	05/15/2021	25,101
Crown Castle International Corp.
85,000	3.150	07/15/2023	90,415
60,000	3.650	09/01/2027	67,955
25,000	3.300	07/01/2030	28,035
CubeSmart LP
45,000	4.000	11/15/2025	50,795
Duke Realty LP
25,000	1.750	07/01/2030	25,299
Essex Portfolio LP
50,000	3.000	01/15/2030	55,265
Healthcare Realty Trust, Inc.
25,000	2.050	03/15/2031	25,022
Kilroy Realty LP
25,000	4.750	12/15/2028	29,433
Mid-America Apartments LP
50,000	1.700	02/15/2031	49,972
National Retail Properties, Inc.
35,000	3.900	06/15/2024	37,910
45,000	4.000	11/15/2025	50,260
Regency Centers LP
100,000	2.950	09/15/2029	106,628
Spirit Realty LP
75,000	3.400	01/15/2030	81,323

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Real Estate Investment Trusts(a) – (continued)
UDR, Inc.
$25,000	2.100%	08/01/2032	$25,427
100,000	1.900	03/15/2033	99,916
Ventas Realty LP
45,000	3.500	02/01/2025	49,516
VEREIT Operating Partnership LP
50,000	4.625	11/01/2025	57,615
25,000	3.950	08/15/2027	28,388
25,000	3.400	01/15/2028	27,591
50,000	2.850	12/15/2032	52,225
WP Carey, Inc.
20,000	4.600	04/01/2024	22,282
30,000	4.000	02/01/2025	33,177
25,000	3.850	07/15/2029	28,373
25,000	2.400	02/01/2031	25,986

			1,688,309

Retailing(a) – 1.7%
Alimentation Couche-Tard, Inc.(c)
45,000	2.700	07/26/2022	46,462
Amazon.com, Inc.
335,000	5.200	12/03/2025	407,340
45,000	4.800	12/05/2034	61,894
15,000	3.875	08/22/2037	18,676
Booking Holdings, Inc.
25,000	4.100	04/13/2025	28,382
Dollar Tree, Inc.
50,000	4.000	05/15/2025	56,438
50,000	4.200	05/15/2028	59,476
Expedia Group, Inc.
50,000	3.600(c)	12/15/2023	53,352
25,000	4.625(c)	08/01/2027	27,881
35,000	3.800	02/15/2028	37,413
Home Depot, Inc. (The)
25,000	3.900	12/06/2028	30,073
25,000	4.250	04/01/2046	33,203
Lowe’s Cos., Inc.
100,000	1.700	10/15/2030	101,026
25,000	3.000	10/15/2050	26,772
Sysco Corp.
25,000	6.600	04/01/2050	38,324
Tractor Supply Co.
50,000	1.750	11/01/2030	50,237
Walgreens Boots Alliance, Inc.
100,000	4.100	04/15/2050	105,940

			1,182,889

Software & Services(a) – 1.4%
Adobe, Inc.
50,000	2.150	02/01/2027	53,765
75,000	2.300	02/01/2030	80,998
Amdocs Ltd.
50,000	2.538	06/15/2030	52,594

Corporate Bonds – (continued)
Software & Services(a) – (continued)
Fiserv, Inc.
100,000	2.750	07/01/2024	107,396
50,000	3.200	07/01/2026	55,976
25,000	4.200	10/01/2028	29,814
Global Payments, Inc.
50,000	2.650	02/15/2025	53,563
25,000	3.200	08/15/2029	27,753
Intuit, Inc.
25,000	1.350	07/15/2027	25,554
Mastercard, Inc.
25,000	3.300	03/26/2027	28,510
Oracle Corp.
25,000	3.600	04/01/2040	29,310
50,000	3.850	04/01/2060	61,115
PayPal Holdings, Inc.
150,000	1.650	06/01/2025	156,883
125,000	2.650	10/01/2026	137,332
ServiceNow, Inc.
125,000	1.400	09/01/2030	121,900

			1,022,463

Technology(a) – 2.6%
Apple, Inc.
325,000	2.450	08/04/2026	354,140
Applied Materials, Inc.
25,000	1.750	06/01/2030	25,923
Broadcom Corp.
50,000	3.125	01/15/2025	54,043
200,000	3.875	01/15/2027	224,736
Broadcom, Inc.
150,000	4.700	04/15/2025	171,979
150,000	4.250	04/15/2026	171,884
104,000	3.459	09/15/2026	115,363
Dell International LLC(c)
70,000	5.450	06/15/2023	77,425
75,000	5.850	07/15/2025	89,776
100,000	6.020	06/15/2026	122,018
25,000	5.300	10/01/2029	30,630
Hewlett Packard Enterprise Co.
150,000	4.450	10/02/2023	165,172
50,000	4.650	10/01/2024	56,829
45,000	4.900	10/15/2025	52,673
25,000	6.350	10/15/2045	32,988
Lam Research Corp.
50,000	1.900	06/15/2030	51,878
Microchip Technology, Inc.
25,000	3.922	06/01/2021	25,302
NXP BV(c)
25,000	3.400	05/01/2030	28,344

			1,851,103

Tobacco(a) – 0.3%
Altria Group, Inc.
50,000	3.800	02/14/2024	54,598

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Bonds – (continued)
Tobacco(a) – (continued)
Archer-Daniels-Midland Co.
$25,000	3.250%	03/27/2030		$28,889
BAT Capital Corp.
25,000	3.222	08/15/2024		27,066
100,000	2.259	03/25/2028		103,364
25,000	4.540	08/15/2047		27,730

				241,647

Transportation(a) – 0.3%
Avolon Holdings Funding Ltd.(c)
25,000	3.950	07/01/2024		26,405
Burlington Northern Santa Fe LLC
25,000	4.050	06/15/2048		32,846
Canadian Pacific Railway Co.
25,000	2.050	03/05/2030		26,217
FedEx Corp.
45,000	3.400	02/15/2028		51,351
75,000	5.250	05/15/2050		106,000

				242,819

Wireless Telecommunications(a) – 3.6%
American Tower Corp.
45,000	4.700	03/15/2022		47,293
AT&T, Inc.
300,000	2.300	06/01/2027		319,727
150,000	4.350	03/01/2029		178,820
75,000	2.750	06/01/2031		80,092
128,000	2.550(c)	12/01/2033		131,591
25,000	4.900	08/15/2037		31,248
75,000	3.500	06/01/2041		80,505
25,000	4.750	05/15/2046		30,925
25,000	5.150	11/15/2046		32,249
25,000	4.500	03/09/2048		29,790
T-Mobile USA, Inc.(c)
75,000	3.500	04/15/2025		82,971
75,000	1.500	02/15/2026		76,828
150,000	3.750	04/15/2027		171,008
175,000	2.050	02/15/2028		181,992
175,000	3.875	04/15/2030		202,444
50,000	3.000	02/15/2041		51,726
Verizon Communications, Inc.
25,000	3.376	02/15/2025		27,763
25,000	2.625	08/15/2026		27,375
145,000	4.329	09/21/2028		174,335
200,000	3.875	02/08/2029		235,175
50,000	3.150	03/22/2030		56,039
100,000	4.862	08/21/2046		134,206
9,000	5.012	04/15/2049		12,462
90,000	2.987(c)	10/30/2056		90,466
Vodafone Group plc
75,000	3.750	01/16/2024		81,972

				2,569,002

TOTAL CORPORATE BONDS
(Cost $26,519,997)				$28,923,236

Mortgage-Backed Securities – 32.1%
FHLMC – 0.0%
$1,975	4.500%	07/01/2024		$2,073
11,251	4.500	11/01/2024		11,834
2,293	4.500	12/01/2024		2,416
5,510	7.500	12/01/2029		6,488
1,658	5.000	10/01/2033		1,893
2,444	5.000	07/01/2035		2,797
3,567	5.000	12/01/2035		4,102
695	5.000	03/01/2038		794
1,619	5.000	06/01/2041		1,865

				34,262

GNMA – 20.3%
941	7.000	10/15/2025		957
4,573	7.000	11/15/2025		4,841
549	7.000	02/15/2026		560
2,163	7.000	04/15/2026		2,296
2,282	7.000	03/15/2027		2,452
12,203	7.000	11/15/2027		12,607
5,671	7.000	02/15/2028		6,103
1,365	7.000	03/15/2028		1,405
761	7.000	04/15/2028		783
100	7.000	05/15/2028		110
2,226	7.000	06/15/2028		2,425
3,332	7.000	07/15/2028		3,637
8,786	7.000	09/15/2028		9,537
76,588	6.000	08/20/2034		89,065
64,845	5.000	06/15/2040		72,420
326,974	4.000	08/20/2043		359,854
142,906	4.000	10/20/2045		156,472
110,922	5.000	08/20/2048		121,600
342,703	4.500	09/20/2048		370,333
405,245	5.000	10/20/2048		444,130
395,330	5.000	11/20/2048		432,646
147,111	5.000	12/20/2048		160,997
877,038	4.500	01/20/2049		946,583
116,570	4.500	03/20/2049		125,777
783,240	4.500	10/20/2049		843,517
915,485	4.500	03/20/2050		979,853
6,000,000	2.000	TBA-30yr	(d)	6,276,479
1,000,000	2.500	TBA-30yr	(d)	1,058,697
1,000,000	3.000	TBA-30yr	(d)	1,045,595
1,000,000	2.000	TBA-30yr	(d)	1,044,400

				14,576,131

UMBS – 8.8%
9,732	5.500	09/01/2023		10,078
2,903	5.500	10/01/2023		3,006
821	4.500	07/01/2024		861
25,522	4.500	11/01/2024		26,807
12,949	4.500	12/01/2024		13,619
4,408	9.000	11/01/2025		4,866
21,968	7.000	08/01/2026		24,429
7,934	8.000	10/01/2029		9,178
1,036	8.500	04/01/2030		1,227
1,945	8.000	05/01/2030		2,125

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
UMBS – (continued)
	$5,552	8.000%	08/01/2032	$6,599
	7,034	4.500	08/01/2039	7,894
	31,382	3.000	01/01/2043	34,393
	137,608	3.000	03/01/2043	150,932
	192,220	3.000	04/01/2043	210,832
	138,804	3.000	05/01/2043	152,244
	421,865	4.500	04/01/2045	481,668
	48,338	4.500	05/01/2045	55,220
	276,824	4.000	02/01/2048	302,567
	351,653	4.000	03/01/2048	384,356
	29,358	4.000	07/01/2048	32,169
	929,789	4.500	07/01/2048	1,007,259
	404,388	4.000	08/01/2048	441,488
	332,845	5.000	11/01/2048	379,420
	1,000,000	3.000	09/01/2049	1,079,326
	1,391,140	5.000	10/01/2049	1,534,941

				6,357,504

UMBS, 30 Year, Single Family(d) – 3.0%
	UMBS, 30 Year, Single Family
	1,000,000	3.000	TBA-30yr	1,047,694
	UMBS, 30 Year, Single Family, Class 360
	1,000,000	4.500	TBA-30yr	1,083,750

				2,131,444

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost $22,709,305)			$23,099,341

Collateralized Mortgage Obligations – 0.9%
Adjustable Rate Non-Agency(a)(b) – 0.8%
	Alternative Loan Trust Series 2005-38, Class A1
	$60,968	2.109%	09/25/2035	$52,848
	FHLMC STACR REMIC Trust Series 2020-DNA3, Class M2(c)
	90,000	3.150	06/25/2050	90,490
	FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(c)
	36,000	2.882	10/25/2050	36,383
	Harben Finance plc Series 2017-1X, Class A
GBP	65,187	0.851	08/20/2056	89,114
	Lehman XS Trust Series 2005-7N, Class 1A1A
	$112,665	0.685	12/25/2035	108,636
	London Wall Mortgage Capital plc Series 2017-FL1, Class A
GBP	37,639	0.898	11/15/2049	51,415
	Stratton Mortgage Funding plc Series 2019-1, Class A
	86,735	1.254	05/25/2051	118,810
	Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1(c)
	$39,097	3.500	07/25/2049	40,136

				587,832

Sequential Fixed Rate – 0.1%
	FNMA REMIC Series 2012-111, Class B
	8,570	7.000	10/25/2042	10,543

Collateralized Mortgage Obligations – (continued)
Sequential Fixed Rate – (continued)
	FNMA REMIC Series 2012-153, Class B
	23,044	7.000	07/25/2042	28,964

				39,507

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $587,642)			$627,339

Commercial Mortgage-Backed Securities(a) – 0.4%
Sequential Fixed Rate – 0.4%
	BANK Series 2019-BN21, Class A5
	$150,000	2.851%	10/17/2052	$165,683
	Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
	100,000	3.006	01/15/2053	111,374

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $259,772)			$277,057

U.S. Government Agency Securities – 4.7%
	FHLB
	$100,000	3.375%	12/08/2023	$109,227
	FHLMC
	1,140,000	0.375	09/23/2025	1,138,024
	FNMA
	1,110,000	0.500	11/07/2025	1,114,385
	400,000	1.875	09/24/2026	432,369
	400,000	6.250	05/15/2029	569,849

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES
	(Cost $3,240,556)			$3,363,854

Asset-Backed Securities(a) – 5.2%
Automobile – 0.1%
	Ally Master Owner Trust Series 2018-1, Class A2
	100,000	2.700%	01/17/2023	100,061

Collateralized Debt Obligations (b)(c) – 0.6%
	Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A
	200,000	1.309	06/15/2028	197,885
	KREF Ltd. Series 2018-FL1, Class A
	150,000	1.253	06/15/2036	149,724
	Orix Credit Alliance Owner Trust Ltd. Series 2018-CRE1, Class A
	125,000	1.339	06/15/2036	122,826

				470,435

Collateralized Loan Obligations(b)(c) – 4.4%
	CBAM Ltd. Series 2018-5A, Class A
	525,000	1.238	04/17/2031	522,276
	Crown City CLO I Series 2020-1A, Class A1
	250,000	2.357	07/20/2030	251,052

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
	Cutwater Ltd. Series 2014-1A, Class A1AR
	$164,445	1.487%	07/15/2026	$164,203
	Elmwood CLO IV Ltd. Series 2020-1A, Class A
	600,000	1.477	04/15/2033	600,697
	Halseypoint CLO 2 Ltd. Series 2020-2A, Class A1
	300,000	2.078	07/20/2031	300,932
	HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A
	250,000	1.629	11/30/2032	250,949
	Jamestown CLO XV Ltd. Series 2020-15A, Class A
	300,000	1.577	04/15/2033	300,425
	Marble Point CLO XVII Ltd. Series 2020-1A, Class A
	500,000	1.518	04/20/2033	500,390
	Venture 39 CLO Ltd. Series 2020-39A, Class A1
	275,000	1.517	04/15/2033	275,212

				3,166,136

Home Equity(b) – 0.1%
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
	40,865	7.000	09/25/2037	41,474

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,776,047)			$3,778,106

Foreign Government Securities – 1.9%
	Republic of Colombia(a)
	$200,000	4.125%	05/15/2051	$222,200
	Republic of Peru(a)
	20,000	2.780	12/01/2060	20,130
	20,000	3.230	07/28/2121	19,990
	Romania Government Bond
EUR	70,000	2.875	03/11/2029	96,526
	10,000	2.124(c)	07/16/2031	12,926
	30,000	2.625(c)	12/02/2040	38,986
	10,000	4.625(c)	04/03/2049	16,492
	State of Israel AID Bond(e)
	$200,000	5.500	12/04/2023	230,186
	100,000	5.500	04/26/2024	117,040
	United Arab Emirates Government Bond(c)
	220,000	3.125	10/11/2027	246,056
	United Mexican States(a)
EUR	100,000	1.625	04/08/2026	126,899
	$200,000	3.250	04/16/2030	216,750

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $1,258,982)			$1,364,181

Municipal Bonds – 1.1%
California – 0.4%
	California State Various Purpose GO Bonds Series 2010
	$105,000	7.625%	03/01/2040	$182,231
	Fresno Unified School District GO Refunding Bonds Series 2020
	35,000	1.162	08/01/2026	35,207

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Jose Financing Authority RB for Civic Center Refunding Project Series 2020 A
$25,000	1.812%	06/01/2029	$25,102
25,000	1.862	06/01/2030	24,975

			267,515

Florida – 0.1%
State Board of Administration Finance Corp. RB Series 2020 A
70,000	2.154	07/01/2030	73,656

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
100,000	7.350	07/01/2035	119,226
Illinois State GO Bonds Pension Funding Series 2003
25,000	5.100	06/01/2033	26,905

			146,131

New York – 0.2%
City of New York GO Bonds Series 2021 D(f)
65,000	0.982	08/01/2025	65,331
80,000	1.396	08/01/2027	80,790

			146,121

Ohio – 0.2%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
100,000	6.270	02/15/2050	141,989

TOTAL MUNICIPAL BONDS
(Cost $636,875)			$775,412

U.S. Treasury Obligations – 11.4%
U.S. Treasury Bonds
$140,000	3.375%	11/15/2048	$196,525
150,000	2.000	02/15/2050	162,844
350,000	1.625	11/15/2050	348,195
U.S. Treasury Notes
3,030,000	2.375	03/15/2022	3,111,550
810,000	2.250	04/30/2024	865,118
890,000	0.375	12/31/2025	890,556
910,000	0.625	12/31/2027	908,578
1,440,000	3.125	11/15/2028	1,704,150

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,156,703)			$8,187,516

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shares	Dividend Rate	Value

Investment Company(g) – 16.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
11,891,553	0.026%	$11,891,553
(Cost $11,891,553)

TOTAL INVESTMENTS – 114.6%
(Cost $79,037,432)		$82,287,595

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.6)%		(10,462,793)

NET ASSETS – 100.0%		$71,824,802

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2020.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,556,615 which represents approximately 16.1% of net assets as of December 31, 2020.

(e)	Guaranteed by the United States Government. Total market value of these securities amounts to $347,226, which represents 0.5% of net assets as of December 31, 2020.

(f)	When-issued security.

(g)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
ESTR	—Euro Short Term Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate
T-Note	—Treasury Note
UMBS	—Uniform Mortgage-Backed Securities
Yr.	—Year

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	348,687	USD	266,351	03/11/2021	$2,618
	AUD	9,610	USD	7,185	03/17/2021	228
	CAD	21,717	USD	16,995	03/17/2021	69
	EUR	791,760	USD	935,189	01/21/2021	32,467
	EUR	385,863	USD	468,455	03/17/2021	3,698
	GBP	301,291	USD	388,312	01/13/2021	23,739
	JPY	28,329,582	USD	272,577	03/17/2021	2,013

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
	JPY	11,613,101	USD	112,213	03/18/2021	$351
	SEK	1,653,000	USD	196,268	02/26/2021	4,756
	USD	145,487	CAD	184,715	03/11/2021	347

TOTAL						$70,286

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	CAD	258,925	USD	203,937	03/11/2021	$(486)
	USD	124,873	AUD	163,475	03/11/2021	(1,228)
	USD	196,691	AUD	262,971	03/17/2021	(6,167)
	USD	239,282	CAD	305,816	03/17/2021	(1,018)
	USD	1,204,751	EUR	1,017,786	01/21/2021	(39,144)
	USD	627,152	GBP	486,879	01/13/2021	(38,712)
	USD	88,130	JPY	9,120,762	03/18/2021	(276)
	USD	54,236	NOK	475,327	03/01/2021	(1,192)
	USD	230,302	NOK	2,007,912	03/17/2021	(3,820)
	USD	197,618	NZD	279,134	03/17/2021	(3,282)
	USD	217,529	SEK	1,832,063	02/26/2021	(5,271)
	USD	254,481	SEK	2,149,780	03/17/2021	(7,010)

TOTAL						$(107,606)

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 2 Year Note	22	03/31/2021	$4,861,141	$4,024
U.S. Treasury 10 Year Note	10	03/22/2021	1,380,312	218
U.S. Treasury Long Bond	25	03/22/2021	4,323,438	(40,348)
U.S. Treasury Ultra Bond	24	03/22/2021	5,112,750	(64,413)

Total				$(100,519)

Short position contracts:
Euro-Buxl	(1)	03/08/2021	$(275,164)	$(2,336)
U.S. Treasury 5 Year Note	(26)	03/31/2021	(3,279,656)	(2,326)
U.S. Treasury 10 Year Ultra Note	(25)	03/22/2021	(3,905,469)	15,082

Total				$10,420

Total Futures Contracts				$(90,099)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2020(b)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
General Electric Co.	1.000%	0.754%	06/20/2024	USD 125	$1,100	$(1,478)	$2,578
General Electric Co.	1.000	0.888	12/20/2024	50	236	(637)	873
Markit CDX North America Investment Grade Index	1.000	0.418	06/20/2023	1,025	15,065	10,840	4,225
Markit CDX North America Investment Grade Index	1.000	0.629	06/20/2025	3,500	58,192	53,313	4,879
Markit CDX North America Investment Grade Index	1.000	0.500	12/20/2025	575	14,261	13,842	419
Prudential Financial, Inc.	1.000	0.359	06/20/2024	75	1,696	879	817
Republic of Chile	1.000	0.266	06/20/2024	20	518	428	90
Republic of Colombia	1.000	0.554	06/20/2024	210	3,318	601	2,717
Republic of Indonesia	1.000	0.449	06/20/2024	160	3,109	453	2,656
Republic of Peru	1.000	0.357	06/20/2024	40	909	647	262
Russian Federation	1.000	0.687	12/20/2024	30	380	(208)	588
State of Qatar	1.000	0.237	06/20/2024	20	539	293	246
State of Qatar	1.000	0.270	12/20/2024	10	294	171	123
United Mexican States	1.000	0.497	06/20/2024	20	356	(206)	562

TOTAL					$99,973	$78,938	$21,035

(a)	Payments received quarterly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2020(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
Markit CMBX North American BBB- 11	3.000%	4.300%	Morgan Stanley Co., Inc.	11/18/2054	USD 200	$(15,701)	$(56,506)	$40,805
Markit CMBX North American BBB- 8	3.000	7.858		10/17/2057	100	(15,997)	(27,343)	11,346

TOTAL						$(31,698)	$(83,849)	$52,151

(a)	Payments received monthly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BA(b)	0.700%	11/18/2023	CAD	1,720	$1,526	$35	$1,491
3 Month BA(b)	0.750	03/17/2024		1,850	5,178	2,540	2,638
0.250%(b)	3 Month LIBOR	03/17/2024	USD	1,440	351	1,527	(1,176)
3 Month BA(b)	0.810	09/30/2024	CAD	1,330	(690)	120	(810)
3 Month BA(b)	0.960	11/09/2024		2,420	3,398	2,487	911
3 Month BA(b)	0.813	11/17/2024		2,100	2,464	(683)	3,147
0.400(b)	3 Month LIBOR	11/17/2024	USD	1,620	(2,455)	587	(3,042)
6 Month BBR(b)	0.553	05/16/2025	AUD	290	907	(786)	1,693
(0.500)(c)	1 Day ESTR	05/18/2025	EUR	220	(713)	(592)	(121)
6 Month BBR(b)	0.500	11/25/2025	AUD	1,630	(1,952)	(1,332)	(620)
(0.500)(c)	1 Day ESTR	03/17/2026	EUR	1,110	(5,174)	(7,559)	2,385
6 Month NIBOR(b)	0.750	03/17/2026	NOK	1,380	(1,838)	(1,069)	(769)
3 Month STIBOR(d)	0.000	03/17/2026	SEK	7,400	(6,812)	(4,384)	(2,428)
6 Month LIBOR(b)	(0.500)	03/17/2028	CHF	600	(3,646)	(2,546)	(1,100)
(0.500)(c)	1 Day ESTR	03/17/2028	EUR	470	(533)	(1,918)	1,385
6 Month BBR(b)	0.920	09/04/2028	AUD	1,950	(9,466)	(1,735)	(7,731)
6 Month EURIBOR(b)	0.050	05/21/2030	EUR	630	7,494	7,624	(130)
6 Month BBR(b)	1.240	10/28/2030	AUD	600	(7,374)	(5,003)	(2,371)
1.240(c)	6 Month NIBOR	10/29/2030	NOK	5,050	10,434	4,055	6,379
6 Month BBR(b)	1.250	11/09/2030	AUD	850	(10,362)	(8,402)	(1,960)
1.430(b)	3 Month BA	11/09/2030	CAD	480	(2,001)	(1,830)	(171)
1.190(b)	3 Month LIBOR	11/10/2030	USD	600	6,512	4,188	2,324
0.144(b)	6 Month LIBOR	11/13/2030	JPY	131,040	(1,458)	(1,599)	141
3 Month LIBOR(d)	1.245	11/24/2030	USD	490	(4,152)	(629)	(3,523)
1.543(b)	3 Month LIBOR	11/25/2035		550	5,527	264	5,263
0.260(c)	6 Month EURIBOR	05/21/2040	EUR	300	187	(1,847)	2,034
0.000(c)	6 Month EURIBOR	03/17/2051		160	(1,638)	(2,015)	377

TOTAL					$(16,286)	$(20,502)	$4,216

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2020.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Payments made quarterly

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2020, the Fund had the following purchased & written options contracts:

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts

Calls
3M IRS	JPMorgan Chase Bank NA	0.783%	02/16/2021	320,000	$320,000	$951	$1,596	$(645)
3M IRS	Morgan Stanley Co., Inc.	0.610	01/15/2021	140,000	140,000	9	763	(754)

Total Purchased option contracts				460,000		$960	$2,359	$(1,399)

Written option contracts

Calls
6M IRS	Bank of America NA	(0.293)%	02/16/2021	(390,000)	$(390,000)	$(1,297)	$(1,468)	$171
6M IRS	JPMorgan Chase Bank NA	(0.020)	03/10/2021	(80,000)	(80,000)	(2,448)	(2,554)	106
6M IRS	Morgan Stanley Co., Inc.	(0.250)	01/14/2021	(220,000)	(220,000)	(679)	(1,989)	1,310
6M IRS		(0.390)	01/15/2021	(170,000)	(170,000)	(8)	(692)	684
6M IRS		0.021	03/02/2021	(80,000)	(80,000)	(3,005)	(2,647)	(358)
6M IRS		0.000	03/08/2021	(80,000)	(80,000)	(2,730)	(2,663)	(67)

Total calls				(1,020,000)		$(10,167)	$(12,013)	$1,846

Puts
6M IRS	Morgan Stanley Co., Inc.	0.000%	01/14/2021	(220,000)	$(220,000)	$(6)	$(691)	$685

Total written option contracts				(1,240,000)		$(10,173)	$(12,704)	$2,531

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.2%
Automobiles & Components – 2.1%
1,602	Aptiv plc	$208,724
1,476	BorgWarner, Inc.	57,033
22,959	Ford Motor Co.	201,810
7,290	General Motors Co.	303,556
4,414	Tesla, Inc.*	3,114,828

		3,885,951

Banks – 3.8%
44,425	Bank of America Corp.	1,346,522
12,130	Citigroup, Inc.	747,936
2,545	Citizens Financial Group, Inc.	91,009
774	Comerica, Inc.	43,236
4,059	Fifth Third Bancorp	111,907
1,020	First Republic Bank	149,868
5,981	Huntington Bancshares, Inc.	75,540
17,736	JPMorgan Chase & Co.	2,253,713
5,526	KeyCorp	90,682
746	M&T Bank Corp.	94,966
2,606	People’s United Financial, Inc.	33,695
2,459	PNC Financial Services Group, Inc. (The)	366,391
5,672	Regions Financial Corp.	91,433
294	SVB Financial Group*	114,022
7,826	Truist Financial Corp.	375,100
7,918	US Bancorp	368,899
24,087	Wells Fargo & Co.	726,946
945	Zions Bancorp NA	41,051

		7,122,916

Capital Goods – 5.7%
3,358	3M Co.	586,945
835	A O Smith Corp.	45,775
564	Allegion plc	65,638
1,320	AMETEK, Inc.	159,641
3,091	Boeing Co. (The)	661,659
4,799	Carrier Global Corp.	181,018
3,162	Caterpillar, Inc.	575,547
878	Cummins, Inc.	199,394
1,822	Deere & Co.	490,209
820	Dover Corp.	103,525
2,354	Eaton Corp. plc	282,810
3,464	Emerson Electric Co.	278,402
3,383	Fastenal Co.	165,192
720	Flowserve Corp.	26,532
1,820	Fortive Corp.	128,892
837	Fortune Brands Home & Security, Inc.	71,748
1,334	General Dynamics Corp.	198,526
50,979	General Electric Co.	550,573
4,091	Honeywell International, Inc.	870,156
2,222	Howmet Aerospace, Inc.*	63,416
219	Huntington Ingalls Industries, Inc.	37,335
449	IDEX Corp.	89,441
1,671	Illinois Tool Works, Inc.	340,684
2,107	Ingersoll Rand, Inc.*	95,995
775	Jacobs Engineering Group, Inc.	84,444

Common Stocks – (continued)
Capital Goods – (continued)
4,174	Johnson Controls International plc	194,467
1,214	L3Harris Technologies, Inc.	229,470
1,432	Lockheed Martin Corp.	508,331
1,597	Masco Corp.	87,723
898	Northrop Grumman Corp.	273,639
2,408	Otis Worldwide Corp.	162,660
2,061	PACCAR, Inc.	177,823
753	Parker-Hannifin Corp.	205,125
945	Pentair plc	50,170
867	Quanta Services, Inc.	62,441
8,843	Raytheon Technologies Corp.	632,363
687	Rockwell Automation, Inc.	172,306
605	Roper Technologies, Inc.	260,809
334	Snap-on, Inc.	57,161
947	Stanley Black & Decker, Inc.	169,096
212	Teledyne Technologies, Inc.*	83,100
1,297	Textron, Inc.	62,684
1,385	Trane Technologies plc	201,047
307	TransDigm Group, Inc.*	189,987
426	United Rentals, Inc.*	98,794
1,007	Westinghouse Air Brake Technologies Corp.	73,712
265	WW Grainger, Inc.	108,210
1,023	Xylem, Inc.	104,131

		10,518,746

Commercial & Professional Services – 0.7%
519	Cintas Corp.	183,446
1,203	Copart, Inc.*	153,082
716	Equifax, Inc.	138,073
2,145	IHS Markit Ltd.	192,685
2,234	Nielsen Holdings plc	46,624
1,195	Republic Services, Inc.	115,078
697	Robert Half International, Inc.	43,549
1,323	Rollins, Inc.	51,690
956	Verisk Analytics, Inc.	198,456
2,283	Waste Management, Inc.	269,234

		1,391,917

Consumer Durables & Apparel – 1.2%
1,899	DR Horton, Inc.	130,879
846	Garmin Ltd.	101,232
2,220	Hanesbrands, Inc.	32,368
739	Hasbro, Inc.	69,126
759	Leggett & Platt, Inc.	33,624
1,646	Lennar Corp. Class A	125,475
373	Mohawk Industries, Inc.*	52,574
2,316	Newell Brands, Inc.	49,169
7,319	NIKE, Inc. Class B	1,035,419
21	NVR, Inc.*	85,677
1,535	PulteGroup, Inc.	66,189
425	PVH Corp.	39,903
305	Ralph Lauren Corp.	31,641
1,605	Tapestry, Inc.	49,883
1,254	Under Armour, Inc. Class A*	21,531

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
1,232	Under Armour, Inc. Class C*	$18,332
1,836	VF Corp.	156,813
377	Whirlpool Corp.	68,045

		2,167,880

Consumer Services – 1.7%
4,349	Carnival Corp.	94,199
156	Chipotle Mexican Grill, Inc.*	216,327
753	Darden Restaurants, Inc.	89,697
229	Domino’s Pizza, Inc.	87,812
1,627	Hilton Worldwide Holdings, Inc.	181,020
1,934	Las Vegas Sands Corp.	115,266
1,566	Marriott International, Inc. Class A	206,587
4,345	McDonald’s Corp.	932,350
2,367	MGM Resorts International	74,584
1,370	Norwegian Cruise Line Holdings Ltd.*	34,839
1,024	Royal Caribbean Cruises Ltd.	76,483
6,838	Starbucks Corp.	731,529
596	Wynn Resorts Ltd.	67,247
1,776	Yum! Brands, Inc.	192,803

		3,100,743

Diversified Financials – 4.7%
3,791	American Express Co.	458,370
701	Ameriprise Financial, Inc.	136,225
4,794	Bank of New York Mellon Corp. (The)	203,457
11,326	Berkshire Hathaway, Inc. Class B*	2,626,160
826	BlackRock, Inc.	595,992
2,701	Capital One Financial Corp.	266,994
600	Cboe Global Markets, Inc.	55,872
8,638	Charles Schwab Corp. (The)	458,159
2,074	CME Group, Inc.	377,572
1,808	Discover Financial Services	163,678
1,640	Franklin Resources, Inc.	40,984
2,001	Goldman Sachs Group, Inc. (The)(a)	527,684
3,258	Intercontinental Exchange, Inc.	375,615
2,323	Invesco Ltd.	40,490
223	MarketAxess Holdings, Inc.	127,235
935	Moody’s Corp.	271,374
8,316	Morgan Stanley	569,895
478	MSCI, Inc.	213,441
689	Nasdaq, Inc.	91,458
1,250	Northern Trust Corp.	116,425
701	Raymond James Financial, Inc.	67,065
1,399	S&P Global, Inc.	459,893
2,063	State Street Corp.	150,145
3,235	Synchrony Financial	112,287
1,299	T. Rowe Price Group, Inc.	196,656

		8,703,126

Energy – 2.3%
2,202	Apache Corp.	31,246
3,974	Baker Hughes Co.	82,858
2,498	Cabot Oil & Gas Corp.	40,667
11,227	Chevron Corp.	948,120

Common Stocks – (continued)
Energy – (continued)
1,157	Concho Resources, Inc.	67,511
6,300	ConocoPhillips	251,937
2,477	Devon Energy Corp.	39,161
915	Diamondback Energy, Inc.	44,286
3,439	EOG Resources, Inc.	171,503
24,665	Exxon Mobil Corp.	1,016,691
5,330	Halliburton Co.	100,737
1,591	Hess Corp.	83,989
857	HollyFrontier Corp.	22,154
11,127	Kinder Morgan, Inc.	152,106
5,156	Marathon Oil Corp.	34,391
3,740	Marathon Petroleum Corp.	154,686
2,489	National Oilwell Varco, Inc.	34,174
4,860	Occidental Petroleum Corp.	84,127
2,537	ONEOK, Inc.	97,370
2,555	Phillips 66	178,697
951	Pioneer Natural Resources Co.	108,309
8,134	Schlumberger NV	177,565
2,374	TechnipFMC plc	22,316
2,377	Valero Energy Corp.	134,467
6,972	Williams Cos., Inc. (The)	139,789

		4,218,857

Food & Staples Retailing – 1.4%
2,573	Costco Wholesale Corp.	969,455
4,624	Kroger Co. (The)	146,858
3,006	Sysco Corp.	223,226
4,113	Walgreens Boots Alliance, Inc.	164,026
8,089	Walmart, Inc.	1,166,029

		2,669,594

Food, Beverage & Tobacco – 3.2%
10,805	Altria Group, Inc.	443,005
3,198	Archer-Daniels-Midland Co.	161,211
1,055	Brown-Forman Corp. Class B	83,799
1,039	Campbell Soup Co.	50,236
22,567	Coca-Cola Co. (The)	1,237,574
2,861	Conagra Brands, Inc.	103,740
996	Constellation Brands, Inc. Class A	218,174
3,515	General Mills, Inc.	206,682
845	Hershey Co. (The)	128,719
1,579	Hormel Foods Corp.	73,597
642	J M Smucker Co. (The)	74,215
1,529	Kellogg Co.	95,150
3,869	Kraft Heinz Co. (The)	134,099
900	Lamb Weston Holdings, Inc.	70,866
1,464	McCormick & Co., Inc. (Non-Voting)	139,958
1,182	Molson Coors Beverage Co. Class B	53,415
8,304	Mondelez International, Inc. Class A	485,535
2,122	Monster Beverage Corp.*	196,242
8,063	PepsiCo, Inc.	1,195,743
9,076	Philip Morris International, Inc.	751,402
1,668	Tyson Foods, Inc. Class A	107,486

		6,010,848

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – 6.5%
10,340	Abbott Laboratories	$1,132,127
261	ABIOMED, Inc.*	84,616
414	Align Technology, Inc.*	221,233
890	AmerisourceBergen Corp.	87,006
1,446	Anthem, Inc.	464,296
2,938	Baxter International, Inc.	235,745
1,685	Becton Dickinson and Co.	421,621
8,284	Boston Scientific Corp.*	297,810
1,761	Cardinal Health, Inc.	94,319
3,331	Centene Corp.*	199,960
1,758	Cerner Corp.	137,968
2,099	Cigna Corp.	436,970
287	Cooper Cos., Inc. (The)	104,273
7,615	CVS Health Corp.	520,104
3,685	Danaher Corp.	818,586
424	DaVita, Inc.*	49,778
1,297	Dentsply Sirona, Inc.	67,911
565	DexCom, Inc.*	208,892
3,613	Edwards Lifesciences Corp.*	329,614
1,521	HCA Healthcare, Inc.	250,144
846	Henry Schein, Inc.*	56,563
1,464	Hologic, Inc.*	106,623
767	Humana, Inc.	314,677
499	IDEXX Laboratories, Inc.*	249,435
681	Intuitive Surgical, Inc.*	557,126
574	Laboratory Corp. of America Holdings*	116,838
956	McKesson Corp.	166,267
7,848	Medtronic plc	919,315
784	Quest Diagnostics, Inc.	93,429
855	ResMed, Inc.	181,739
498	STERIS plc	94,391
1,900	Stryker Corp.	465,576
265	Teleflex, Inc.	109,066
5,520	UnitedHealth Group, Inc.	1,935,754
458	Universal Health Services, Inc. Class B	62,975
546	Varian Medical Systems, Inc.*	95,555
444	West Pharmaceutical Services, Inc.	125,790
1,230	Zimmer Biomet Holdings, Inc.	189,531

		12,003,623

Household & Personal Products – 1.8%
1,456	Church & Dwight Co., Inc.	127,007
722	Clorox Co. (The)	145,786
4,981	Colgate-Palmolive Co.	425,925
1,314	Estee Lauder Cos., Inc. (The) Class A	349,774
1,966	Kimberly-Clark Corp.	265,076
14,426	Procter & Gamble Co. (The)	2,007,233

		3,320,801

Insurance – 1.8%
3,759	Aflac, Inc.	167,163
1,753	Allstate Corp. (The)	192,707
5,081	American International Group, Inc.	192,367
1,324	Aon plc Class A	279,721

Common Stocks – (continued)
Insurance – (continued)
1,153	Arthur J Gallagher & Co.	142,638
365	Assurant, Inc.	49,720
2,622	Chubb Ltd.	403,578
871	Cincinnati Financial Corp.	76,099
227	Everest Re Group Ltd.	53,138
531	Globe Life, Inc.	50,424
2,094	Hartford Financial Services Group, Inc. (The)	102,564
1,127	Lincoln National Corp.	56,699
1,305	Loews Corp.	58,751
2,986	Marsh & McLennan Cos., Inc.	349,362
4,533	MetLife, Inc.	212,824
1,435	Principal Financial Group, Inc.	71,190
3,396	Progressive Corp. (The)	335,797
2,327	Prudential Financial, Inc.	181,669
1,496	Travelers Cos., Inc. (The)	209,994
1,272	Unum Group	29,180
869	W R Berkley Corp.	57,719
741	Willis Towers Watson plc	156,114

		3,429,418

Materials – 2.6%
1,277	Air Products and Chemicals, Inc.	348,902
613	Albemarle Corp.	90,430
8,922	Amcor plc	105,012
481	Avery Dennison Corp.	74,608
1,883	Ball Corp.	175,458
709	Celanese Corp.	92,128
1,313	CF Industries Holdings, Inc.	50,826
4,287	Corteva, Inc.	165,993
4,272	Dow, Inc.	237,096
4,252	DuPont de Nemours, Inc.	302,360
827	Eastman Chemical Co.	82,932
1,440	Ecolab, Inc.	311,558
785	FMC Corp.	90,220
8,373	Freeport-McMoRan, Inc.	217,866
657	International Flavors & Fragrances, Inc.(b)	71,508
2,304	International Paper Co.	114,555
3,059	Linde plc	806,077
1,498	LyondellBasell Industries NV Class A	137,307
353	Martin Marietta Materials, Inc.	100,241
2,141	Mosaic Co. (The)	49,264
4,653	Newmont Corp.	278,668
1,754	Nucor Corp.	93,295
542	Packaging Corp. of America	74,747
1,355	PPG Industries, Inc.	195,418
908	Sealed Air Corp.	41,577
474	Sherwin-Williams Co. (The)	348,347
787	Vulcan Materials Co.	116,720
1,495	Westrock Co.	65,077

		4,838,190

Media & Entertainment – 9.0%
4,472	Activision Blizzard, Inc.	415,225
1,750	Alphabet, Inc. Class A*	3,067,120

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
1,690	Alphabet, Inc. Class C*	$2,960,677
849	Charter Communications, Inc. Class A*	561,656
26,649	Comcast Corp. Class A	1,396,408
981	Discovery, Inc. Class A*	29,518
1,617	Discovery, Inc. Class C*	42,349
1,530	DISH Network Corp. Class A*	49,480
1,713	Electronic Arts, Inc.	245,987
13,995	Facebook, Inc. Class A*	3,822,874
2,022	Fox Corp. Class A	58,881
935	Fox Corp. Class B	27,003
2,371	Interpublic Group of Cos., Inc. (The)	55,766
839	Live Nation Entertainment, Inc.*	61,650
2,578	Netflix, Inc.*	1,394,002
2,320	News Corp. Class A	41,690
566	News Corp. Class B	10,058
1,207	Omnicom Group, Inc.	75,280
689	Take-Two Interactive Software, Inc.*	143,167
4,687	Twitter, Inc.*	253,801
3,303	ViacomCBS, Inc.	123,070
10,520	Walt Disney Co. (The)*	1,906,014

		16,741,676

Pharmaceuticals, Biotechnology & Life Sciences – 6.9%
10,299	AbbVie, Inc.	1,103,538
1,766	Agilent Technologies, Inc.	209,253
1,257	Alexion Pharmaceuticals, Inc.*	196,394
3,393	Amgen, Inc.	780,118
889	Biogen, Inc.*	217,680
124	Bio-Rad Laboratories, Inc. Class A*	72,285
13,172	Bristol-Myers Squibb Co.	817,059
997	Catalent, Inc.*	103,758
4,627	Eli Lilly and Co.	781,223
7,284	Gilead Sciences, Inc.	424,366
846	Illumina, Inc.*	313,020
1,118	Incyte Corp.*	97,244
1,077	IQVIA Holdings, Inc.*	192,966
15,319	Johnson & Johnson	2,410,904
14,762	Merck & Co., Inc.	1,207,532
137	Mettler-Toledo International, Inc.*	156,136
633	PerkinElmer, Inc.	90,835
823	Perrigo Co. plc	36,805
32,434	Pfizer, Inc.	1,193,895
606	Regeneron Pharmaceuticals, Inc.*	292,765
2,312	Thermo Fisher Scientific, Inc.	1,076,883
1,509	Vertex Pharmaceuticals, Inc.*	356,637
7,020	Viatris, Inc.*	131,555
373	Waters Corp.*	92,288
2,762	Zoetis, Inc.	457,111

		12,812,250

Real Estate – 2.4%
696	Alexandria Real Estate Equities, Inc. (REIT)	124,041
2,582	American Tower Corp. (REIT)	579,556
795	AvalonBay Communities, Inc. (REIT)	127,542

Common Stocks – (continued)
Real Estate – (continued)
829	Boston Properties, Inc. (REIT)	78,365
1,951	CBRE Group, Inc. Class A*	122,367
2,502	Crown Castle International Corp. (REIT)	398,293
1,597	Digital Realty Trust, Inc. (REIT)	222,798
2,097	Duke Realty Corp. (REIT)	83,817
523	Equinix, Inc. (REIT)	373,516
2,042	Equity Residential (REIT)	121,050
393	Essex Property Trust, Inc. (REIT)	93,306
729	Extra Space Storage, Inc. (REIT)	84,462
378	Federal Realty Investment Trust (REIT)	32,175
3,015	Healthpeak Properties, Inc. (REIT)	91,143
4,011	Host Hotels & Resorts, Inc. (REIT)	58,681
1,759	Iron Mountain, Inc. (REIT)	51,855
2,698	Kimco Realty Corp. (REIT)	40,497
646	Mid-America Apartment Communities, Inc. (REIT)	81,842
4,296	Prologis, Inc. (REIT)	428,139
876	Public Storage (REIT)	202,295
2,020	Realty Income Corp. (REIT)	125,583
891	Regency Centers Corp. (REIT)	40,621
637	SBA Communications Corp. (REIT)	179,717
1,826	Simon Property Group, Inc. (REIT)	155,721
470	SL Green Realty Corp. (REIT)	28,003
1,805	UDR, Inc. (REIT)	69,366
2,162	Ventas, Inc. (REIT)	106,025
862	Vornado Realty Trust (REIT)	32,187
2,434	Welltower, Inc. (REIT)	157,285
4,285	Weyerhaeuser Co. (REIT)	143,676

		4,433,924

Retailing – 7.7%
380	Advance Auto Parts, Inc.	59,854
2,481	Amazon.com, Inc.*	8,080,443
133	AutoZone, Inc.*	157,663
1,367	Best Buy Co., Inc.	136,413
238	Booking Holdings, Inc.*	530,090
931	CarMax, Inc.*	87,942
1,420	Dollar General Corp.	298,626
1,394	Dollar Tree, Inc.*	150,608
3,892	eBay, Inc.	195,573
725	Etsy, Inc.*	128,985
814	Expedia Group, Inc.	107,774
1,099	Gap, Inc. (The)	22,189
813	Genuine Parts Co.	81,650
6,255	Home Depot, Inc. (The)	1,661,453
1,338	L Brands, Inc.	49,760
1,596	LKQ Corp.*	56,243
4,268	Lowe’s Cos., Inc.	685,057
418	O’Reilly Automotive, Inc.*	189,174
242	Pool Corp.	90,145
2,104	Ross Stores, Inc.	258,392
2,913	Target Corp.	514,232
627	Tiffany & Co.	82,419
6,970	TJX Cos., Inc. (The)	475,981
684	Tractor Supply Co.	96,157

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
329	Ulta Beauty, Inc.*	$94,476

		14,291,299

Semiconductors & Semiconductor Equipment – 5.1%
6,974	Advanced Micro Devices, Inc.*	639,585
2,133	Analog Devices, Inc.	315,108
5,310	Applied Materials, Inc.	458,253
2,359	Broadcom, Inc.	1,032,888
23,912	Intel Corp.	1,191,296
893	KLA Corp.	231,206
837	Lam Research Corp.	395,290
1,529	Maxim Integrated Products, Inc.	135,546
1,506	Microchip Technology, Inc.	207,994
6,473	Micron Technology, Inc.*	486,640
3,601	NVIDIA Corp.	1,880,442
666	Qorvo, Inc.*	110,736
6,596	QUALCOMM, Inc.	1,004,835
953	Skyworks Solutions, Inc.	145,695
947	Teradyne, Inc.	113,536
5,351	Texas Instruments, Inc.	878,260
1,435	Xilinx, Inc.	203,440

		9,430,750

Software & Services – 14.0%
3,694	Accenture plc Class A	964,910
2,786	Adobe, Inc.*	1,393,334
925	Akamai Technologies, Inc.*	97,116
494	ANSYS, Inc.*	179,717
1,291	Autodesk, Inc.*	394,194
2,492	Automatic Data Processing, Inc.	439,090
655	Broadridge Financial Solutions, Inc.	100,346
1,633	Cadence Design Systems, Inc.*	222,790
728	Citrix Systems, Inc.	94,713
3,092	Cognizant Technology Solutions Corp. Class A	253,389
1,390	DXC Technology Co.	35,793
3,610	Fidelity National Information Services, Inc.	510,671
3,218	Fiserv, Inc.*	366,401
489	FleetCor Technologies, Inc.*	133,414
766	Fortinet, Inc.*	113,774
524	Gartner, Inc.*	83,940
1,737	Global Payments, Inc.	374,185
5,189	International Business Machines Corp.	653,191
1,527	Intuit, Inc.	580,031
447	Jack Henry & Associates, Inc.	72,410
768	Leidos Holdings, Inc.	80,732
5,111	Mastercard, Inc. Class A	1,824,320
43,984	Microsoft Corp.	9,782,921
3,235	NortonLifeLock, Inc.	67,223
11,050	Oracle Corp.	714,825
1,891	Paychex, Inc.	176,203
286	Paycom Software, Inc.*	129,344
6,806	PayPal Holdings, Inc.*	1,593,965
5,339	salesforce.com, Inc.*	1,188,088
1,136	ServiceNow, Inc.*	625,288

Common Stocks – (continued)
Software & Services – (continued)
901	Synopsys, Inc.*	233,575
234	Tyler Technologies, Inc.*	102,146
594	VeriSign, Inc.*	128,542
9,866	Visa, Inc. Class A	2,157,990
2,511	Western Union Co. (The)	55,091

		25,923,662

Technology Hardware & Equipment – 8.3%
1,722	Amphenol Corp. Class A	225,186
92,980	Apple, Inc.	12,337,516
317	Arista Networks, Inc.*	92,111
841	CDW Corp.	110,835
24,650	Cisco Systems, Inc.	1,103,088
4,544	Corning, Inc.	163,584
368	F5 Networks, Inc.*	64,746
802	FLIR Systems, Inc.	35,152
7,290	Hewlett Packard Enterprise Co.	86,386
7,888	HP, Inc.	193,966
209	IPG Photonics Corp.*	46,772
2,099	Juniper Networks, Inc.	47,248
1,102	Keysight Technologies, Inc.*	145,563
975	Motorola Solutions, Inc.	165,809
1,310	NetApp, Inc.	86,774
1,283	Seagate Technology plc	79,751
1,955	TE Connectivity Ltd.	236,692
728	Vontier Corp.*	24,315
1,757	Western Digital Corp.	97,320
850	Xerox Holdings Corp.	19,712
305	Zebra Technologies Corp. Class A*	117,221

		15,479,747

Telecommunication Services – 1.7%
41,584	AT&T, Inc.	1,195,956
5,649	CenturyLink, Inc.	55,078
3,385	T-Mobile US, Inc.*	456,467
24,034	Verizon Communications, Inc.	1,411,997

		3,119,498

Transportation – 1.9%
699	Alaska Air Group, Inc.	36,348
2,591	American Airlines Group, Inc.(b)	40,860
782	CH Robinson Worldwide, Inc.	73,406
4,436	CSX Corp.	402,567
3,380	Delta Air Lines, Inc.	135,910
1,022	Expeditors International of Washington, Inc.	97,202
1,395	FedEx Corp.	362,170
467	JB Hunt Transport Services, Inc.	63,816
533	Kansas City Southern	108,801
1,473	Norfolk Southern Corp.	350,000
568	Old Dominion Freight Line, Inc.	110,862
3,441	Southwest Airlines Co.	160,385
3,927	Union Pacific Corp.	817,680
1,448	United Airlines Holdings, Inc.*	62,626
4,179	United Parcel Service, Inc. Class B	703,744

		3,526,377

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – 2.7%
3,755	AES Corp. (The)	$88,243
1,446	Alliant Energy Corp.	74,512
1,445	Ameren Corp.	112,797
2,870	American Electric Power Co., Inc.	238,985
1,079	American Water Works Co., Inc.	165,594
741	Atmos Energy Corp.	70,714
3,042	CenterPoint Energy, Inc.	65,829
1,628	CMS Energy Corp.	99,324
1,975	Consolidated Edison, Inc.	142,733
4,735	Dominion Energy, Inc.	356,072
1,108	DTE Energy Co.	134,522
4,257	Duke Energy Corp.	389,771
2,210	Edison International	138,832
1,137	Entergy Corp.	113,518
1,366	Evergy, Inc.	75,827
2,040	Eversource Energy	176,480
5,618	Exelon Corp.	237,192
3,078	FirstEnergy Corp.	94,218
11,420	NextEra Energy, Inc.	881,053
2,370	NiSource, Inc.	54,368
1,439	NRG Energy, Inc.	54,035
691	Pinnacle West Capital Corp.	55,245
4,377	PPL Corp.	123,431
2,953	Public Service Enterprise Group, Inc.	172,160
1,666	Sempra Energy	212,265
6,108	Southern Co. (The)	375,214
1,863	WEC Energy Group, Inc.	171,452
3,101	Xcel Energy, Inc.	206,744

		5,081,130

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $52,081,618)		$184,222,923

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(a) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
107,700	0.026%	$107,700
(Cost $107,700)

TOTAL INVESTMENTS – 99.3%
(Cost $52,189,318)		$184,330,623

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,372,276

NET ASSETS – 100.0%		$185,702,899

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is on loan.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	9	03/19/2021	$1,686,960	$41,949

The accompanying notes are an integral part of these financial statements.	41

xGOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.3%
Banks – 0.8%
4,363	First Republic Bank	$641,056

Capital Goods – 6.7%
6,420	AMETEK, Inc.	776,435
21,597	AZEK Co., Inc. (The)*	830,405
1,615	Cummins, Inc.	366,766
5,449	Graco, Inc.	394,235
3,263	HEICO Corp.	432,021
7,678	ITT, Inc.	591,360
5,805	Rockwell Automation, Inc.	1,455,952
4,487	Trane Technologies plc	651,333

		5,498,507

Commercial & Professional Services – 5.3%
1,545	CoStar Group, Inc.*	1,428,013
11,124	TransUnion	1,103,723
8,678	Verisk Analytics, Inc.	1,801,466

		4,333,202

Consumer Durables & Apparel – 1.9%
4,588	Lululemon Athletica, Inc.*	1,596,762

Consumer Services – 2.9%
7,644	Chegg, Inc.*	690,483
2,729	Wingstop, Inc.	361,729
7,823	Wynn Resorts Ltd.	882,669
3,784	Yum! Brands, Inc.	410,791

		2,345,672

Diversified Financials – 3.3%
9,537	Discover Financial Services	863,384
2,228	MarketAxess Holdings, Inc.	1,271,208
1,206	MSCI, Inc.	538,515

		2,673,107

Energy – 1.4%
19,506	Cheniere Energy, Inc.*	1,170,945

Food, Beverage & Tobacco – 2.8%
12,586	Coca-Cola European Partners plc	627,160
11,288	McCormick & Co., Inc. (Non-Voting)	1,079,133
27,243	Utz Brands, Inc.	600,981

		2,307,274

Health Care Equipment & Services – 14.0%
1,943	Align Technology, Inc.*	1,038,300
18,886	American Well Corp. Class A*(a)	478,382
22,945	Boston Scientific Corp.*	824,873
5,898	Centene Corp.*	354,057
9,333	Guardant Health, Inc.*	1,202,837
14,249	Hologic, Inc.*	1,037,755
2,439	IDEXX Laboratories, Inc.*	1,219,183
4,662	Insulet Corp.*	1,191,747
20,587	OraSure Technologies, Inc.*	217,913
6,891	Veeva Systems, Inc. Class A*	1,876,075
4,030	West Pharmaceutical Services, Inc.	1,141,739

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
6,205	Zimmer Biomet Holdings, Inc.	956,129

		11,538,990

Household & Personal Products – 1.3%
11,842	Church & Dwight Co., Inc.	1,032,978

Materials – 3.1%
17,213	Ball Corp.	1,603,907
3,463	Martin Marietta Materials, Inc.	983,388

		2,587,295

Media & Entertainment – 4.8%
8,775	Live Nation Entertainment, Inc.*	644,787
11,586	Match Group, Inc.*	1,751,687
14,840	Pinterest, Inc. Class A*	977,956
1,920	Spotify Technology SA*	604,147

		3,978,577

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
9,583	Agios Pharmaceuticals, Inc.*	415,232
6,780	BioMarin Pharmaceutical, Inc.*	594,538
11,069	Catalent, Inc.*	1,151,951
6,463	Certara, Inc.*(a)	217,932
3,119	Exact Sciences Corp.*	413,236
8,115	Genmab A/S ADR*	329,956
1,081	Mettler-Toledo International, Inc.*	1,231,994
7,278	Neurocrine Biosciences, Inc.*	697,596
4,299	PerkinElmer, Inc.	616,907
2,372	Sarepta Therapeutics, Inc.*	404,402
4,130	Seagen, Inc.*	723,328

		6,797,072

Real Estate Investment Trusts – 1.3%
7,950	Equity LifeStyle Properties, Inc.	503,712
6,781	Simon Property Group, Inc.	578,284

		1,081,996

Retailing – 7.7%
4,777	Burlington Stores, Inc.*	1,249,424
6,755	Etsy, Inc.*	1,201,782
5,995	Expedia Group, Inc.	793,738
446	MercadoLibre, Inc.*	747,148
2,994	O’Reilly Automotive, Inc.*	1,354,995
3,489	Ulta Beauty, Inc.*	1,001,901

		6,348,988

Semiconductors & Semiconductor Equipment – 6.1%
2,955	Cree, Inc.*	312,935
13,193	Marvell Technology Group Ltd.	627,195
6,120	Microchip Technology, Inc.	845,233
8,935	MKS Instruments, Inc.	1,344,271
2,835	NXP Semiconductors NV	450,793
4,860	Teradyne, Inc.	582,666
5,947	Xilinx, Inc.	843,106

		5,006,199

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares		Description	Value

Common Stocks – (continued)
Software & Services – 23.1%
	10,722	Akamai Technologies, Inc.*	$1,125,703
	10,418	Anaplan, Inc.*	748,533
	3,214	ANSYS, Inc.*	1,169,253
	3,517	Avalara, Inc.*	579,918
	8,206	Booz Allen Hamilton Holding Corp.	715,399
	4,195	C3.ai, Inc. Class A*(a)	582,056
	13,479	Cadence Design Systems, Inc.*	1,838,940
	2,754	Coupa Software, Inc.*	933,358
	7,112	DocuSign, Inc.*	1,580,998
	15,398	Dynatrace, Inc.*	666,271
	4,157	HubSpot, Inc.*	1,648,001
	1,585	Okta, Inc.*	403,002
	5,227	Palo Alto Networks, Inc.*	1,857,624
	1,418	Paycom Software, Inc.*	641,291
	5,253	RingCentral, Inc. Class A*	1,990,729
	8,021	Splunk, Inc.*	1,362,688
	3,508	Twilio, Inc. Class A*	1,187,458

			19,031,222

Technology Hardware & Equipment – 3.4%
	12,624	Amphenol Corp. Class A	1,650,841
	3,953	Motorola Solutions, Inc.	672,247
	11,535	National Instruments Corp.	506,848

			2,829,936

Transportation – 1.1%
	4,646	Old Dominion Freight Line, Inc.	906,806

	TOTAL COMMON STOCKS
	(Cost $53,659,596)		$81,706,584

Shares		Dividend Rate	Value

Investment Company(b) – 0.9%
Goldman Sachs Financial Square Government Fund — Institutional Shares
739,866		0.026%	$739,866
(Cost $739,866)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $54,399,462)			$82,446,450

Securities Lending Reinvestment Vehicle(b) – 1.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,380,662		0.026%	$1,380,662
(Cost $1,380,662)

TOTAL INVESTMENTS – 101.9%
(Cost $55,780,124)			$83,827,112

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%			(1,541,335)

NET ASSETS – 100.0%			$82,285,777

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 1.9%
Adjustable Rate FHLMC(a) – 0.7%
$74,033	3.472%	05/01/2035	$78,125
16,168	2.464	09/01/2035	17,034
98,579	2.572	12/01/2036	103,795
108,459	4.180	04/01/2037	114,444
122,497	2.701	01/01/2038	129,108
105,127	3.283	01/01/2038	111,266

			553,772

Adjustable Rate FNMA(a) – 0.9%
35,318	2.387	05/01/2033	36,723
67,825	2.708	05/01/2035	71,366
180,607	2.991	06/01/2035	189,286
217,091	2.069	11/01/2035	227,140
39,553	2.097	12/01/2035	41,530
105,104	2.864	03/01/2037	110,936

			676,981

Adjustable Rate GNMA(a) – 0.2%
116,569	2.875	04/20/2033	120,227

Agency Multi-Family – 0.1%
FNMA
32,760	4.421	06/01/2021	32,799

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $1,398,035)			$1,383,779

Collateralized Mortgage Obligations(a) – 22.5%
Agency Multi-Family(b) – 2.1%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series J15L, Class AFL
$169,863	0.503%	08/25/2025	$169,927
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF32, Class A
312,065	0.523	05/25/2024	312,827
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF58, Class A
546,860	0.653	01/25/2026	550,049
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF60, Class A
447,984	0.643	02/25/2026	449,949
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KS02, Class A
46,078	0.533	08/25/2023	46,087

			1,528,839

Regular Floater – 20.4%
FHLMC REMIC Series 3049, Class FP
133,166	0.509	10/15/2035	134,055
FHLMC REMIC Series 3208, Class FB
74,009	0.559	08/15/2036	74,529
FHLMC REMIC Series 3208, Class FD
110,274	0.559	08/15/2036	111,049

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
FHLMC REMIC Series 3208, Class FG
444,054	0.559	08/15/2036	447,175
FHLMC REMIC Series 3307, Class FT
700,690	0.399	07/15/2034	701,732
FHLMC REMIC Series 3311, Class KF
1,297,737	0.499	05/15/2037	1,305,730
FHLMC REMIC Series 3371, Class FA(b)
295,757	0.759	09/15/2037	300,355
FHLMC REMIC Series 4068, Class UF
1,591,847	0.659	06/15/2042	1,605,804
FHLMC REMIC Series 4174, Class FB(b)
298,983	0.459	05/15/2039	298,981
FHLMC REMIC Series 4320, Class FD
244,357	0.559	07/15/2039	246,432
FHLMC REMIC Series 4477, Class FG
260,460	0.449	10/15/2040	259,395
FHLMC REMIC Series 4508, Class CF
230,012	0.559	09/15/2045	231,877
FHLMC REMIC Series 4631, Class GF
1,363,692	0.659	11/15/2046	1,376,349
FHLMC REMIC Series 4637, Class QF
857,695	1.155	04/15/2044	840,671
FNMA REMIC Series 2006-82, Class F
83,003	0.718	09/25/2036	83,994
FNMA REMIC Series 2006-96, Class FA
370,885	0.448	10/25/2036	372,280
FNMA REMIC Series 2007-33, Class HF
64,261	0.498	04/25/2037	64,565
FNMA REMIC Series 2007-36, Class F
104,068	0.378	04/25/2037	104,218
FNMA REMIC Series 2007-85, Class FC
297,030	0.688	09/25/2037	300,888
FNMA REMIC Series 2008-8, Class FB
243,825	0.968	02/25/2038	247,894
FNMA REMIC Series 2011-63, Class FG
253,800	0.598	07/25/2041	257,049
FNMA REMIC Series 2012-35, Class QF
818,803	0.548	04/25/2042	825,101
FNMA REMIC Series 2016-1, Class FT
661,568	0.498	02/25/2046	665,237
FNMA REMIC Series 2017-45, Class FA
406,317	0.469	06/25/2047	404,606
FNMA REMIC Series 2017-96, Class FC
837,079	0.548	12/25/2057	844,022
FNMA REMIC Series 2018-60, Class FK
2,433,465	0.448	08/25/2048	2,441,942
GNMA REMIC Series 2005-48, Class AF(b)
362,838	0.352	06/20/2035	363,115
GNMA REMIC Series 2012-98, Class FA(b)
324,894	0.552	08/20/2042	327,086

			15,236,131

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $16,698,528)			$16,764,970

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Security(a) – 2.0%
FFCB
$1,500,000	(SOFR + 0.17%), 0.260%	03/15/2022	$1,501,516
(Cost $1,500,000)

Asset-Backed Securities(b) – 25.0%
Automobile – 3.3%
Ally Master Owner Trust Series 2018-1, Class A2
$800,000	2.700%	01/17/2023	$800,491
Chesapeake Funding II LLC Series 2017-3A, Class A2(a)(c)
44,226	0.499	08/15/2029	44,227
Ford Credit Floorplan Master Owner Trust A Series 2020-1, Class A2(a)
750,000	0.659	09/15/2025	755,780
Nissan Master Owner Trust Receivables Series 2019-A, Class A(a)
850,000	0.719	02/15/2024	854,078

			2,454,576

Collateralized Loan Obligations(a)(c) – 12.2%
522 Funding CLO Ltd. Series 2019-4A, Class A
500,000	1.568	04/20/2030	500,032
Avery Point VII CLO Ltd. Series 2015-7A, Class AR
750,000	1.377	01/15/2028	749,438
Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class A1AR
453,190	0.998	07/18/2027	452,278
Bowman Park CLO Ltd. Series 2014-1A, Class AR
19,826	1.393	11/23/2025	19,834
California Street CLO XII Ltd. Series 2013-12A, Class AR
84,798	1.267	10/15/2025	84,800
CBAM Ltd. Series 2018-5A, Class A
1,100,000	1.238	04/17/2031	1,094,293
Cutwater Ltd. Series 2014-1A, Class A1AR
104,647	1.487	07/15/2026	104,493
Dryden 49 Senior Loan Fund Series 2017-49A, Class A
1,711,000	1.428	07/18/2030	1,711,022
Dryden 64 CLO Ltd. Series 2018-64A, Class A
600,000	1.188	04/18/2031	597,926
LCM XX LP Series 20A, Class AR
700,000	1.258	10/20/2027	699,006
Madison Park Funding XXX Ltd. Series 2018-30A, Class A
1,100,000	0.987	04/15/2029	1,090,125
Parallel Ltd. Series 2015-1A, Class AR
158,040	1.068	07/20/2027	157,040
Pikes Peak CLO 2 Series 2018-2A, Class A
800,000	1.508	01/18/2032	800,023
THL Credit Wind River CLO Ltd. Series 2017-2A, Class A
1,000,000	1.448	07/20/2030	999,997
Trinitas CLO II Ltd. Series 2014-2A, Class A1R
24,047	1.417	07/15/2026	24,047
WhiteHorse IX Ltd. Series 2014-9A, Class AR
57,512	1.378	07/17/2026	57,489

			9,141,843

Asset-Backed Securities(b) – (continued)
Credit Card(a) – 3.9%
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5
1,400,000	0.764	04/22/2026	1,412,648
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7
500,000	0.522	08/08/2024	502,002
Evergreen Credit Card Trust Series 2019-1, Class A(c)
1,000,000	0.639	01/15/2023	1,000,051

			2,914,701

Student Loans(a) – 5.6%
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
527,250	1.006	02/25/2030	528,863
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(c)
135,360	0.845	02/25/2039	134,347
Educational Funding of the South, Inc. Series 2011-1, Class A2
264,661	0.865	04/25/2035	263,061
Higher Education Funding I Series 2014-1, Class A(c)
876,542	1.257	05/25/2034	878,234
Illinois Student Assistance Commission Series 2010-1, Class A3
145,675	1.115	07/25/2045	144,749
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
424,955	0.905	12/01/2031	419,218
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
327,488	1.152	05/20/2030	327,827
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3
343,704	0.355	10/25/2035	335,746
SLM Student Loan Trust Series 2005-5, Class A4
591,142	0.355	10/25/2028	587,588
SLM Student Loan Trust Series 2007-1, Class A5
253,864	0.305	01/26/2026	253,728
SLM Student Loan Trust Series 2008-5, Class A4
51,351	1.915	07/25/2023	51,682
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
15,785	1.075	10/01/2024	15,795
Utah State Board of Regents Series 2015-1, Class A
226,090	0.745	02/25/2043	224,427

			4,165,265

TOTAL ASSET-BACKED SECURITIES
(Cost $18,638,217)			$18,676,385

Supranational(a) (c) – 2.0%
European Investment Bank
$1,530,000	(SOFR + 0.29%), 0.350%	06/10/2022	$1,532,864
(Cost $1,530,000)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond(a)(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A
(1 Mo. LIBOR + 0.50%),
$94,476	0.645%	01/25/2033	$94,524
(Cost $94,476)

U.S. Treasury Obligations – 31.3%
U.S. Treasury Bonds
$220,000	3.750%	11/15/2043	$316,422
170,000	3.375	05/15/2044	232,316
U.S. Treasury Inflation Linked Notes
1,324,791	0.125	07/15/2022	1,366,158
U.S. Treasury Notes
(3 Mo. U.S. T-Bill MMY + 0.22%),
13,400,000	0.315(a)	07/31/2021	13,416,358
310,000	2.875	10/15/2021	316,648
(3 Mo. U.S. T-Bill MMY + 0.15%),
600,000	0.249(a)	01/31/2022	600,765
120,000	1.875	02/28/2022	122,438
(3 Mo. U.S. T-Bill MMY + 0.06%),
5,500,000	0.130(a)	10/31/2022	5,499,137
20,000	2.750	04/30/2023	21,208
920,000	2.875	10/31/2023	990,437
140,000	2.875	05/31/2025	155,772
10,000	3.000	09/30/2025	11,253
250,000	2.125	05/31/2026	272,832
20,000	1.375	08/31/2026	21,033

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,103,889)			$23,342,777

Shares	Dividend Rate	Value

Investment Company(d) – 13.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
10,161,321	0.026%	$10,161,321
(Cost $10,161,321)

TOTAL INVESTMENTS – 98.4%
(Cost $73,124,466)		$73,458,136

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		1,189,749

NET ASSETS – 100.0%		$74,647,885

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2020.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MMY	—Money Market Yield
Mo.	—Month
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
U.S.	—United States

Currency Abbreviation:
USD	—United States Dollar

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 2 Year Note	20	03/31/2021	$4,419,219	$3,831
U.S. Treasury 10 Year Ultra Note	2	03/22/2021	312,438	(1,183)

Total				$2,648

Short position contracts:
U.S. Treasury 5 Year Note	(21)	03/31/2021	$(2,648,953)	$(5,438)
U.S. Treasury 10 Year Note	(1)	03/22/2021	(138,031)	(76)
U.S. Treasury Long Bond	(7)	03/22/2021	(1,210,562)	12,410
U.S. Treasury Ultra Bond	(1)	03/22/2021	(213,031)	3,781

Total				$10,677

Total Futures Contracts				$13,325

SWAP CONTRACTS — At December 31, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(b)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Month LIBOR	3 Month LIBOR	07/25/2024	USD 2,180	$(727)	$745	$(1,472)
1 Day SOFR	3 Month LIBOR	11/10/2024	1,290	(1,117)	1	(1,118)

TOTAL				$(1,844)	$746	$(2,590)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2020

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $67,145,879, $51,863,073, $53,659,596 and $62,963,145)(a)	$70,396,042	$183,695,239	$81,706,584	$63,296,815
Investments in affiliated issuers, at value (cost $11,891,553, $218,545, $739,866 and $10,161,321)	11,891,553	527,684	739,866	10,161,321
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $107,700, $1,380,662 and $0)	—	107,700	1,380,662	—
Purchased Options, at value (premiums paid $2,359, $0, $0 and $0)	960	—	—	—
Cash	1,145,693	1,108,075	36,046	1,193,135
Foreign currencies, at value (cost $35,087, $0, $0 and $0)	36,978	—	—	—
Receivables:
Investments sold on an extended-settlement basis	2,088,750	—	—	3,307
Collateral on certain derivative contracts(b)	925,660	99,000	—	53,151
Interest and dividends	351,685	136,622	27,071	59,477
Reimbursement from investment adviser	38,956	45,122	25,754	36,728
Fund shares sold	17,530	114,348	315	549
Investments sold	—	205,833	—	—
Securities lending income	—	123	788	—
Unrealized gain on forward foreign currency exchange contracts	70,286	—	—	—
Unrealized gain on swap contracts	52,151	—	—	—
Variation margin on futures	11,069	11,070	—	93
Variation margin on swaps	7,880	—	—	47
Other assets	436	695	451	454

Total assets	87,035,629	186,051,511	83,917,537	74,805,077

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	107,606	—	—	—
Written options, at value (premiums received $12,704, $0, $0 and $0)	10,173	—	—	—
Payables:
Investments purchased on an extended-settlement basis	14,807,934	—	—	—
Upfront payments received on swap contracts	83,849	—	—	—
Management fees	22,449	32,580	57,476	18,259
Fund shares redeemed	13,101	35,995	68,487	23,893
Distribution and Service fees and Transfer Agency fees	10,802	41,888	12,452	15,429
Payable upon return of securities loaned	—	107,700	1,380,662	—
Accrued expenses	154,913	130,449	112,683	99,611

Total liabilities	15,210,827	348,612	1,631,760	157,192

Net Assets:
Paid-in capital	68,372,277	54,142,235	51,815,552	76,044,042
Total distributable earnings (loss)	3,452,525	131,560,664	30,470,225	(1,396,157)

NET ASSETS	$71,824,802	$185,702,899	$82,285,777	$74,647,885
Net Assets:
Institutional	$25,193,591	$—	$151,296	$5,112,785
Service	46,631,211	185,702,899	82,134,481	65,831,838
Advisor	—	—	—	3,703,262

Total Net Assets	$71,824,802	$185,702,899	$82,285,777	$74,647,885
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,185,275	—	10,861	493,203
Service	4,043,906	9,767,284	6,228,611	6,367,045
Advisor	—	—	—	357,982
Net asset value, offering and redemption price per share:
Institutional	$11.53	—	$13.93	$10.37
Service	11.53	19.01	13.19	10.34
Advisor	—	—	—	10.34

(a) Includes loaned securities having a market value of $103,152 and $1,349,212 for Equity Index and Growth Opportunities Funds, respectively.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$210,000	$323,131	$392,529
Equity Index	—	99,000	—
High Quality Floating Rate	—	48,892	4,259

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2020

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,257,492	$560	$167	$761,646
Dividends — affiliated issuers	9,369	10,026	5,655	27,310
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $0, $334 and $0)	—	2,952,996	353,495	—
Securities lending income — affiliated issuer	—	1,351	—	—
Securities lending income — unaffiliated issuer	—	—	1,975	—

Total investment income	1,266,861	2,964,933	361,292	788,956

Expenses:
Management fees	248,369	503,097	618,788	231,684
Professional fees	139,068	103,536	104,390	129,942
Distribution and Service (12b-1) fees(a)	98,458	419,248	177,535	169,614
Custody, accounting and administrative services	85,050	69,175	65,355	67,895
Printing and mailing costs	56,463	98,815	41,481	45,786
Trustee fees	20,566	20,731	20,573	20,585
Transfer Agency fees(a)	12,417	33,537	14,224	14,946
Service fees — Advisor Shares	—	—	—	11,756
Other	16,733	30,137	12,864	15,404

Total expenses	677,124	1,278,276	1,055,210	707,612

Less — expense reductions	(326,119)	(468,452)	(335,743)	(268,755)

Net expenses	351,005	809,824	719,467	438,857

NET INVESTMENT INCOME (LOSS)	915,856	2,155,109	(358,175)	350,099

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,433,421	14,439,690	15,934,579	(54,446)
Investments — affiliated issuers	—	23,619	—	—
Futures contracts	1,063,456	269,217	—	(222,411)
Purchased options	13,009	—	—	—
Swap contracts	(96,090)	—	—	(70,995)
Forward foreign currency exchange contracts	(50,901)	—	—	—
Foreign currency transactions	5,734	—	—	—
Written options	19,463	—	—	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	—	43,322	—	—
Investments — unaffiliated issuers	2,020,181	10,830,427	10,213,950	363,247
Futures contracts	76,327	20,777	—	(36,998)
Purchased options	1,126	—	—	—
Swap contracts	27,559	—	—	(2,581)
Forward foreign currency exchange contracts	1,419	—	—	—
Foreign currency translation	1,774	—	—	—
Written options	(112)	—	—	—

Net realized and unrealized gain (loss)	4,516,366	25,627,052	26,148,529	(24,184)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,432,222	$27,782,161	$25,790,354	$325,915

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$98,458	N/A	$4,541	$7,876	N/A
Equity Index	419,248	N/A	N/A	33,537	N/A
Growth Opportunities	177,535	N/A	22	14,202	N/A
High Quality Floating Rate	162,560	$7,054	1,002	13,004	$940

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$915,856	$1,022,839	$2,155,109	$2,531,854
Net realized gain	2,388,092	1,194,506	14,732,526	11,604,572
Net change in unrealized gain	2,128,274	1,374,149	10,894,526	31,157,396

Net increase in net assets resulting from operations	5,432,222	3,591,494	27,782,161	45,293,822

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(731,170)	(194,059)	—	—
Service Shares	(1,177,796)	(941,156)	(14,476,879)	(13,028,301)

Total distributions to shareholders	(1,908,966)	(1,135,215)	(14,476,879)	(13,028,301)

From share transactions:
Proceeds from sales of shares	19,588,560	16,196,196	2,826,875	2,326,474
Reinvestment of distributions	1,908,966	1,135,215	14,476,879	13,028,301
Cost of shares redeemed	(8,140,782)	(3,916,341)	(24,448,149)	(23,176,553)

Net increase (decrease) in net assets resulting from share transactions	13,356,744	13,415,070	(7,144,395)	(7,821,778)

TOTAL INCREASE	16,880,000	15,871,349	6,160,887	24,443,743

Net Assets:

Beginning of year	54,944,802	39,073,453	179,542,012	155,098,269

End of year	$71,824,802	$54,944,802	$185,702,899	$179,542,012

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund		High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income (loss)	$(358,175)	$(198,140)	$350,099	$1,640,507
Net realized gain (loss)	15,934,579	12,665,789	(347,852)	(156,295)
Net change in unrealized gain	10,213,950	7,849,468	323,668	164,041

Net increase in net assets resulting from operations	25,790,354	20,317,117	325,915	1,648,253

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(23,510)	(16,254)	(41,958)	(76,241)
Service Shares	(13,714,506)	(14,062,222)	(438,573)	(1,495,755)
Advisor Shares	—	—	(28,527)	(131,008)

Total distributions to shareholders	(13,738,016)	(14,078,476)	(509,058)	(1,703,004)

From share transactions:
Proceeds from sales of shares	8,075,423	8,229,475	12,272,089	10,613,133
Reinvestment of distributions	13,738,016	14,078,476	509,058	1,703,004
Cost of shares redeemed	(25,079,859)	(15,016,361)	(19,254,992)	(13,250,898)

Net increase (decrease) in net assets resulting from share transactions	(3,266,420)	7,291,590	(6,473,845)	(934,761)

TOTAL INCREASE (DECREASE)	8,785,918	13,530,231	(6,656,988)	(989,512)

Net Assets:

Beginning of year	73,499,859	59,969,628	81,304,873	82,294,385

End of year	$82,285,777	$73,499,859	$74,647,885	$81,304,873

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$10.85	$10.20	$10.66	$10.61	$10.53

Net investment income(a)	0.18	0.26	0.29	0.23	0.24

Net realized and unrealized gain (loss)	0.86	0.69	(0.37)	0.13	0.08

Total from investment operations	1.04	0.95	(0.08)	0.36	0.32

Distributions to shareholders from net investment income	(0.26)	(0.30)	(0.38)	(0.31)	(0.24)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.36)	(0.30)	(0.38)	(0.31)	(0.24)

Net asset value, end of year	$11.53	$10.85	$10.20	$10.66	$10.61

Total return(b)	9.64%	9.28%	(0.58)%	3.40%	2.98%

Net assets, end of year (in 000s)	$25,194	$17,421	$2,657	$241	$90

Ratio of net expenses to average net assets	0.41%	0.44%	0.42%	0.42%	0.43%

Ratio of total expenses to average net assets	0.93%	1.08%	1.06%	0.65%	0.65%

Ratio of net investment income to average net assets	1.61%	2.41%	2.88%	2.18%	2.28%

Portfolio turnover rate(c)	501%	556%	406%	229%	329%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$10.85	$10.21	$10.65	$10.60	$10.53

Net investment income(a)	0.16	0.25	0.25	0.21	0.22

Net realized and unrealized gain (loss)	0.85	0.66	(0.34)	0.12	0.07

Total from investment operations	1.01	0.91	(0.09)	0.33	0.29

Distributions to shareholders from net investment income	(0.23)	(0.27)	(0.35)	(0.28)	(0.22)

Distributions to shareholders from net realized gains	(0.10)	—	—	—	—

Total distributions	(0.33)	(0.27)	(0.35)	(0.28)	(0.22)

Net asset value, end of year	$11.53	$10.85	$10.21	$10.65	$10.60

Total return(b)	9.37%	9.00%	(0.83)%	3.14%	2.70%

Net assets, end of year (in 000s)	$46,631	$37,524	$36,416	$108,948	$110,476

Ratio of net expenses to average net assets	0.66%	0.68%	0.67%	0.67%	0.67%

Ratio of total expenses to average net assets	1.18%	1.35%	1.18%	0.90%	0.91%

Ratio of net investment income to average net assets	1.39%	2.33%	2.46%	1.95%	2.05%

Portfolio turnover rate(c)	501%	556%	406%	229%	329%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Index Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$17.50	$14.43	$16.60	$14.49	$13.91

Net investment income(a)	0.22	0.25	0.25	0.24	0.25

Net realized and unrealized gain (loss)	2.89	4.18	(1.04)	2.85	1.35

Total from investment operations	3.11	4.43	(0.79)	3.09	1.60

Distributions to shareholders from net investment income	(0.23)	(0.26)	(0.27)	(0.26)	(0.33)

Distributions to shareholders from net realized gains	(1.37)	(1.10)	(1.11)	(0.72)	(0.69)

Total distributions	(1.60)	(1.36)	(1.38)	(0.98)	(1.02)

Net asset value, end of year	$19.01	$17.50	$14.43	$16.60	$14.49

Total return(b)	17.84%	30.85%	(4.87)%	21.29%	11.41%

Net assets, end of year (in 000s)	$185,703	$179,542	$155,098	$179,036	$165,551

Ratio of net expenses to average net assets	0.48%	0.50%	0.48%	0.48%	0.48%

Ratio of total expenses to average net assets	0.76%	0.78%	0.72%	0.71%	0.73%

Ratio of net investment income to average net assets	1.28%	1.48%	1.48%	1.53%	1.73%

Portfolio turnover rate(c)	4%	3%	4%	2%	3%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended December 31,*
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$11.50	$10.51	$31.13	$27.13	$26.86

Net investment loss(a)	(0.04)	(0.01)	(0.02)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	5.06	3.59	(1.30)	7.40	0.52

Total from investment operations	5.02	3.58	(1.32)	7.36	0.45

Distributions to shareholders from net realized gains	(2.59)	(2.59)	(19.30)	(3.36)	(0.18)

Net asset value, end of year	$13.93	$11.50	$10.51	$31.13	$27.13

Total return(b)	44.33%	34.35%	(4.17)%	27.14%	1.71%

Net assets, end of year (in 000s)	$151	$94	$59	$52	$3,518

Ratio of net expenses to average net assets	0.85%	0.88%	0.85%	0.87%	0.89%

Ratio of total expenses to average net assets	1.23%	1.26%	1.20%	1.14%	1.16%

Ratio of net investment loss to average net assets	(0.34)%	(0.12)%	(0.08)%	(0.13)%	(0.26)%

Portfolio turnover rate(c)	71%	75%	59%	57%	63%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended December 31,*
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$11.00	$10.15	$30.80	$26.92	$26.71

Net investment loss(a)	(0.06)	(0.02)	(0.07)	(0.08)	(0.10)

Net realized and unrealized gain (loss)	4.84	3.46	(1.28)	7.32	0.49

Total from investment operations	4.78	3.44	(1.35)	7.24	0.39

Distributions to shareholders from net realized gains	(2.59)	(2.59)	(19.30)	(3.36)	(0.18)

Net asset value, end of year	$13.19	$11.00	$10.15	$30.80	$26.92

Total return(b)	44.16%	34.06%	(4.34)%	26.92%	1.42%

Net assets, end of year (in 000s)	$82,134	$73,406	$59,910	$170,785	$155,924

Ratio of net expenses to average net assets	1.01%	1.04%	1.01%	1.02%	1.05%

Ratio of total expenses to average net assets	1.48%	1.51%	1.44%	1.39%	1.40%

Ratio of net investment loss to average net assets	(0.50)%	(0.28)%	(0.24)%	(0.26)%	(0.37)%

Portfolio turnover rate(c)	71%	75%	59%	57%	63%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$10.37	$10.38	$10.42	$10.41	$10.40

Net investment income(a)	0.07	0.22	0.24	0.14	0.11

Net realized and unrealized gain (loss)	0.02	0.01	(0.06)	0.03	0.03

Total from investment operations	0.09	0.23	0.18	0.17	0.14

Distributions to shareholders from net investment income	(0.09)	(0.24)	(0.22)	(0.16)	(0.13)

Net asset value, end of year	$10.37	$10.37	$10.38	$10.42	$10.41

Total return(b)	0.86%	2.27%	1.75%	1.62%	1.35%

Net assets, end of year (in 000s)	$5,113	$4,877	$2,326	$57	$25

Ratio of net expenses to average net assets	0.34%	0.37%	0.34%	0.36%	0.39%

Ratio of total expenses to average net assets	0.71%	0.66%	0.63%	0.72%	0.78%

Ratio of net investment income to average net assets	0.68%	2.15%	2.28%	1.33%	1.03%

Portfolio turnover rate(c)	35%	20%	36%	38%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$10.35	$10.36	$10.40	$10.38	$10.38

Net investment income(a)	0.05	0.21	0.19	0.11	0.08

Net realized and unrealized gain (loss)	0.01	— (b)	(0.03)	0.04	0.02

Total from investment operations	0.06	0.21	0.16	0.15	0.10

Distributions to shareholders from net investment income	(0.07)	(0.22)	(0.20)	(0.13)	(0.10)

Net asset value, end of year	$10.34	$10.35	$10.36	$10.40	$10.38

Total return(c)	0.58%	2.01%	1.50%	1.47%	1.00%

Net assets, end of year (in 000s)	$65,832	$69,964	$72,784	$66,548	$66,710

Ratio of net expenses to average net assets	0.59%	0.62%	0.60%	0.61%	0.65%

Ratio of total expenses to average net assets	0.95%	0.90%	0.91%	0.97%	1.04%

Ratio of net investment income to average net assets	0.46%	2.00%	1.82%	1.08%	0.77%

Portfolio turnover rate(d)	35%	20%	36%	38%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Advisor Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$10.36	$10.37	$10.41	$10.40	$10.40

Net investment income(a)	0.04	0.19	0.18	0.10	0.06

Net realized and unrealized gain (loss)	— (b)	— (b)	(0.04)	0.03	0.03

Total from investment operations	0.04	0.19	0.14	0.13	0.09

Distributions to shareholders from net investment income	(0.06)	(0.20)	(0.18)	(0.12)	(0.09)

Net asset value, end of year	$10.34	$10.36	$10.37	$10.41	$10.40

Total return(c)	0.38%	1.85%	1.37%	1.26%	0.96%

Net assets, end of year (in 000s)	$3,703	$6,464	$7,184	$4,726	$1,658

Ratio of net expenses to average net assets	0.74%	0.76%	0.75%	0.76%	0.80%

Ratio of total expenses to average net assets	1.09%	1.05%	1.05%	1.12%	1.18%

Ratio of net investment income to average net assets	0.39%	1.86%	1.69%	0.96%	0.62%

Portfolio turnover rate(d)	35%	20%	36%	38%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Bonds	$—	$28,923,236	$—
Mortgage-Backed Securities	—	23,099,341	—
Collateralized Mortgage Obligations	—	627,339	—
Commercial Mortgage-Backed Securities	—	277,057	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	8,187,516	—	—
Asset-Backed Securities	—	3,778,106	—
Foreign Government Securities	—	1,364,181	—
Municipal Bonds	—	775,412	—
U.S. Government Agency Securities	—	3,363,854	—
Investment Company	11,891,553	—	—

Total	$20,079,069	$62,208,526	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$70,286	$—
Futures Contracts(a)	19,324	—	—
Credit Default Swap Contracts(a)	—	73,186	—
Interest Rate Swap Contracts(a)	—	30,168	—
Purchased Options Contracts	—	960	—

Total	$19,324	$174,600	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(107,606)	$—
Futures Contracts(a)	(109,423)	—	—
Interest Rate Swap Contracts(a)	—	(25,952)	—
Written Options Contracts	—	(10,173)	—

Total	$(109,423)	$(143,731)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$828,393	$—	$—
North America	183,394,530	—	—
Securities Lending Reinvestment Vehicle	107,700	—	—

Total	$184,330,623	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$41,949	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$1,407,909	$—	$—
North America	79,551,527	—	—
South America	747,148	—	—
Investment Company	739,866	—	—
Securities Lending Reinvestment Vehicle	1,380,662	—	—

Total	$83,827,112	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$23,342,777	$—	$—
Mortgage-Backed Securities	—	1,383,779	—
Collateralized Mortgage Obligations	—	16,764,970	—
Asset-Backed Securities	—	18,676,385	—
Municipal Bond	—	94,524	—
Supranational	—	1,532,864	—
U.S. Government Agency Security	—	1,501,516	—
Investment Company	10,161,321	—	—

Total	$33,504,098	$39,954,038	$—

Derivative Type

Assets(a)
Futures Contracts	$20,022	$—	$—

Liabilities(a)
Futures Contracts	$(6,697)	$—	$—
Interest Rate Swap Contract	—	(2,590)	—

Total	$(6,697)	$(2,590)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

4.    INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Purchased options at value, Variation margin on futures and swaps contracts	$50,452	(a)	Written options at value, variation margin on futures and swaps contracts	$(145,548)	(a)
Credit	Receivable for unrealized gain on swap contracts and variation margin on swap contracts	73,186	(a)	—	—
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	70,286		Payable for unrealized loss on forward foreign currency exchange contracts	(107,606)

Total		$193,924			$(253,154)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2020 is reported within the Statements of Assets and Liabilities.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures contracts	$41,949	—	$—

High Quality Floating Rate	Interest Rate	Variation margin on futures contracts	20,022	Variation margin on futures contracts and swap contracts	(9,287)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2020 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts, purchased options, written options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased option, written options and swap contracts	$1,094,284	$78,951	142
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(94,446)	25,949	14
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(50,901)	1,419	95

Total		$948,937	$106,319	251

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

Equity Index

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$269,217	$20,777	9

High Quality Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(293,406)	$(39,579)	54

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%
Growth Opportunities	0.87	0.87	0.78	0.74	0.73	0.87	0.83	*
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.29
^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.83% as an annual percentage rate of the Fund’s average daily net assets. This waiver will remain in effect through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Growth Opportunities Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $8,601, $1,466 and $11,451 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30 % of the Fund’s average daily net assets. For the fiscal year ended December 31, 2020, GSAM agreed to waive a portion of its management

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fee in order to achieve the following effective annual rates which will remain in effect through at least April 29, 2021 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2020.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2020 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plan — The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. These Other Expense limitations will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$8,601	$—	$2,123	$315,395	$326,119
Equity Index	150,928	—	1,840	315,684	468,452
Growth Opportunities	29,916	63,912	98	241,817	335,743
High Quality Floating Rate	11,451	—	3,104	254,200	268,755

F.  Line of Credit Facility — As of December 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

G.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2020, Goldman Sachs earned $557 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth Opportunities Fund.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2020:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Issuer

Equity Index	Goldman Sachs Group, Inc. (The)	$492,970	$38,388	$(70,615)	$23,619	$43,322	$527,684	2,001	$10,026

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
Core Fixed Income	$1,647,077	$47,578,099	$(37,333,623)	$11,891,553	11,891,553	$9,369
Growth Opportunities	998,484	27,153,749	(27,412,367)	739,866	739,866	5,655
High Quality Floating Rate	3,128,385	44,359,017	(37,326,081)	10,161,321	10,161,321	27,310

As of December 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 50% of the Institutional Shares of the Growth Opportunities Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$433,940,857	$21,115,425	$417,746,883	$12,417,774
Equity Index	—	5,928,572	—	25,377,332
Growth Opportunities	—	50,245,797	—	67,039,042
High Quality Floating Rate	17,272,962	6,124,045	18,173,140	18,270,174

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING (continued)

particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2020
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020
Equity Index	$150	$508	$68,100

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Fund	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020
Equity Index	$—	$1,146,660	$(1,038,960)	$107,700
Growth Opportunities	809,324	7,816,381	(7,245,043)	1,380,662

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$1,908,966	$2,165,597	$2,063,191	$509,058
Net long-term capital gains	—	12,311,282	11,674,825	—
Total taxable distributions	$1,908,966	$14,476,879	$13,738,016	$509,058

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$1,135,215	$2,490,452	$1,337,526	$1,703,004
Net long-term capital gains	—	10,537,849	12,740,950	—
Total taxable distributions	$1,135,215	$13,028,301	$14,078,476	$1,703,004

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

8.    TAX INFORMATION (continued)

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$260,113	$440,601	$1,291,990	$56,359
Undistributed long-term capital gains	—	3,320,470	1,585,783	—
Total undistributed earnings	$260,113	$3,761,071	$2,877,773	$56,359
Capital loss carryforwards(1):
Perpetual short-term	$—	$—	$—	$(305,245)
Perpetual long-term	—	—	—	(1,242,514)
Total capital loss carryforwards	$—	$—	$—	$(1,547,759)
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(148,317)	$4,735	$706	$(242,255)
Unrealized gains — net	3,340,729	127,794,858	27,591,746	337,498
Total accumulated earnings (losses) — net	$3,452,525	$131,560,664	$30,470,225	$(1,396,157)

(1)	The Core Fixed Income Fund utilized $1,169,955 of capital losses in the current year.

As of December 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$78,901,233	$56,516,934	$56,235,366	$73,131,373
Gross unrealized gain	3,400,905	130,264,820	27,749,075	429,137
Gross unrealized loss	(60,176)	(2,469,962)	(157,329)	(91,639)
Net unrealized security gain	$3,340,729	$127,794,858	$27,591,746	$337,498

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

The Equity Index Fund reclassified $57,034 from paid in capital to distributable earnings for the year ending December 31, 2020. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9.    OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

9.    OTHER RISKS (continued)

active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    OTHER MATTERS

New Accounting Standard — In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Other — On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	789,803	$8,886,982	1,350,662	$14,627,404
Reinvestment of distributions	64,349	731,170	18,000	194,059
Shares redeemed	(274,628)	(3,114,896)	(23,271)	(251,188)
	579,524	6,503,256	1,345,391	14,570,275
Service Shares
Shares sold	930,205	10,701,578	146,021	1,568,792
Reinvestment of distributions	103,826	1,177,796	88,008	941,156
Shares redeemed	(447,526)	(5,025,886)	(344,474)	(3,665,153)
	586,505	6,853,488	(110,445)	(1,155,205)

NET INCREASE	1,166,029	$13,356,744	1,234,946	$13,415,070

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	172,523	$2,826,875	139,050	$2,326,474
Reinvestment of distributions	772,925	14,476,879	753,952	13,028,301
Shares redeemed	(1,436,368)	(24,448,149)	(1,382,180)	(23,176,553)

NET DECREASE	(490,920)	$(7,144,395)	(489,178)	$(7,821,778)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2020

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	935	$11,972	2,251	$13,422
Reinvestment of distributions	1,747	23,510	1,428	16,254
Stock split share adjustment	—	—	(18,018)	—
	2,682	35,482	(14,339)	29,676
Service Shares
Shares sold	704,687	8,063,451	2,525,028	8,216,053
Reinvestment of distributions	1,075,647	13,714,506	1,291,297	14,062,222
Shares redeemed	(2,222,571)	(25,079,859)	(2,980,276)	(15,016,361)
Stock split share adjustment	—	—	(17,764,276)	—
	(442,237)	(3,301,902)	(16,928,227)	7,261,914

NET INCREASE (DECREASE)	(439,555)	$(3,266,420)	(16,942,566)	$7,291,590

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	34,504	$355,000	260,218	$2,698,458
Reinvestment of distributions	4,100	41,958	7,359	76,241
Shares redeemed	(15,562)	(160,926)	(21,509)	(223,698)
	23,042	236,032	246,068	2,551,001
Service Shares
Shares sold	1,000,714	10,317,983	528,956	5,487,026
Reinvestment of distributions	42,991	438,573	144,657	1,495,755
Shares redeemed	(1,434,565)	(14,740,743)	(940,217)	(9,752,642)
	(390,860)	(3,984,187)	(266,604)	(2,769,861)
Advisor Shares
Shares sold	154,731	1,599,106	233,654	2,427,649
Reinvestment of distributions	2,796	28,527	12,653	131,008
Shares redeemed	(423,220)	(4,353,323)	(315,266)	(3,274,558)
	(265,693)	(2,725,690)	(68,959)	(715,901)

NET DECREASE	(633,511)	$(6,473,845)	(89,495)	$(934,761)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund (four of the funds constituting Goldman Sachs Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,023.90		$2.03	N/A	N/A		N/A	$1,000	$1,317.60		$4.95	$1,000	$1,008.70		$1.77
Hypothetical 5% return	1,000	1,023.13	+	2.03	N/A	N/A		N/A	1,000	1,020.86	+	4.32	1,000	1,023.38	+	1.78
Service

Actual	1,000	1,022.60		3.30	$1,000	$1,219.40		$2.68	1,000	1,317.30		5.88	1,000	1,007.10		3.03
Hypothetical 5% return	1,000	1,021.87	+	3.30	1,000	1,022.72	+	2.44	1,000	1,020.06	+	5.13	1,000	1,022.12	+	3.05
Advisor

Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,005.80		3.78
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.37	+	3.81

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.40%	0.65%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.85	1.01	N/A
High Quality Floating Rate	0.35	0.60	0.75%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 100% and 9.65% of the dividends paid from net investment company taxable income by the Equity Index and Growth Opportunities Funds qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $12,311,282 and $11,674,825 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2020.

For the year ended December 31, 2020, the Core Fixed Income and High Quality Floating Rate Funds designate 71.51% and 54.82% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2021 Goldman Sachs. All rights reserved.

VITMLTIAR-21/229746-OTU-1350847

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 8.56% and 8.34%, respectively. These returns compare to the 19.90% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.34% during the Reporting Period.

The U.S. equity market fell significantly in the first quarter of 2020, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, the U.S. equity market appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the November 2020 U.S. elections, lower levels of Gross Domestic Product, heightened unemployment, questions around how quickly and effectively a vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the Democratic victory of Joe Biden proved positive for equity markets over the near term. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

For the Reporting Period overall, eight of the 11 sectors in the S&P 500® Index posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund posted solid absolute gains but underperformed the Russell Index on a relative basis. Three of our quantitative model’s four investment themes detracted from performance, while one contributed positively. Stock selection overall, driven by these investment themes, dampened relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes detracted from the Fund’s relative performance — High Quality Business Models and Sentiment Analysis detracted most, followed at some distance by Fundamental Mispricings. The Market Themes & Trends investment theme contributed positively. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the Russell Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection overall hampered the Fund’s performance, with investments in the health care, industrials and consumer discretionary sectors detracting most from results relative to the Russell Index. Holdings in the financials, energy and communication services sectors contributed the most to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were an underweight in fuel cell systems manufacturer Plug Power and overweight positions in specialty biopharmaceutical company Emergent BioSolutions and banking services provider Central Pacific Financial. The underweight in Plug Power was established primarily as a result of our High Quality Business Models investment theme. Largely because of our Sentiment Analysis and Market Themes & Trends investment themes, the Fund was overweight Emergent BioSolutions. The Fund’s overweight in Central Pacific Financial was driven primarily by our Sentiment Analysis and Fundamental Mispricings investment themes.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in insurance agency Goosehead Insurance, biotechnology company Twist Bioscience and pet health insurance services provider Trupanion. The overweight in Goosehead Insurance was established predominantly due to our Fundamental Mispricings and Market Themes & Trends investment themes. The overweight in Twist

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Bioscience was driven by our High Quality Business Models and Sentiment Analysis investment themes. The Fund was overweight Trupanion largely because of our Fundamental Mispricings and Market Themes & Trends investment themes.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the first half of the Reporting Period, we introduced a number of new signals within our High Quality Business Models investment theme. The first signal, introduced in our U.S. region, uses machine learning and natural language processing techniques to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies using simple language are expected to perform better over the long term. The second signal, also introduced in the U.S. region, uses machine learning techniques to gauge the management quality of a company by assessing employee satisfaction and firm culture through employee reviews and ratings for companies. We also introduced a new Fundamental Mispricings signal into all of our regional models. This signal seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects.

During the second half of the Reporting Period, within our Sentiment Analysis investment theme, we introduced a number of new signals in the U.S. region. The first signal uses granular market data to understand market microstructures, or how different cohorts of market participants may be transacting. The second is based on the quality of managements’ responses on earnings calls. This signal uses natural language processing techniques in order to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies that respond with fewer “non-answers” are expected to perform better over the long term. We also introduced new signals within our High Quality Business Models investment theme, particularly in the U.S. region. The first signal evaluates the overlap in tenure of a company’s C-Suite executives as well as other management positions, as we believe companies that exhibit less turnover in their senior- most management teams are likely to outperform in the long run. The second signal seeks to identify a company’s exposure to U.S. states based on search engine activity, as we believe that companies can be impacted by the economic conditions of regions beyond where their subsidiaries, offices or otherwise general businesses are physically located. We also introduced a strategic climate-aware tilt with longer-term return expectations within our portfolio construction process. This tilt is designed to reduce the Fund’s exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become even more important in determining the attractiveness of companies in the future.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2020, the Fund was overweight the materials, communication services, real estate, information technology and financials sectors relative to the Russell Index. The Fund was underweight health care, industrials and utilities and was rather neutrally weighted in consumer discretionary, energy and consumer staples compared to the Russell Index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/201,2

Holding	% of Net Assets	Line of Business
Varonis Systems, Inc.	0.8%	Software & Services
Louisiana-Pacific Corp.	0.8	Materials
Visteon Corp.	0.8	Automobiles & Components
Iridium Communications, Inc.	0.8	Telecommunication Services
Alcoa Corp.	0.7	Materials
Integer Holdings Corp.	0.7	Health Care Equipment & Services
Emergent BioSolutions, Inc.	0.7	Pharmaceuticals, Biotechnology & Life Sciences
Select Medical Holdings Corp.	0.7	Health Care Equipment & Services
Natera, Inc.	0.7	Pharmaceuticals, Biotechnology & Life Sciences
Terreno Realty Corp. (REIT)	0.7	Real Estate

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 1.0% of the Fund’s net assets as of December 31, 2020.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS3

As of December 31, 2020

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at December 31, 2020. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Institutional	8.56%	11.22%	10.62%
Service	8.34%	10.96%	10.34%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 97.6%
Automobiles & Components – 1.9%
20,799	American Axle & Manufacturing Holdings, Inc.*	$173,464
427	Cooper Tire & Rubber Co.	17,293
48,999	Goodyear Tire & Rubber Co. (The)	534,579
10,328	Standard Motor Products, Inc.	417,871
6,303	Visteon Corp.*	791,153

		1,934,360

Banks – 8.4%
4,389	1st Source Corp.	176,877
6,734	Amalgamated Bank Class A	92,525
13,865	Atlantic Capital Bancshares, Inc.*	220,731
26,640	Bancorp, Inc. (The)*	363,636
637	Banner Corp.	29,678
32,493	Boston Private Financial Holdings, Inc.	274,566
22,571	Cadence Bancorp	370,616
857	Camden National Corp.	30,663
13,334	Cathay General Bancorp	429,221
15,777	Central Pacific Financial Corp.	299,921
385	Century Bancorp, Inc. Class A	29,784
3,514	Community Bankers Trust Corp.	23,719
30,843	CVB Financial Corp.	601,438
650	Enterprise Bancorp, Inc.	16,608
4,636	Equity Bancshares, Inc. Class A*	100,091
19,889	First Bancorp/PR	183,377
29,046	First Commonwealth Financial Corp.	317,763
17,684	First Foundation, Inc.	353,680
4,749	First Internet Bancorp	136,486
476	First Mid Bancshares, Inc.	16,022
6,143	Flagstar Bancorp, Inc.	250,389
1,693	Glacier Bancorp, Inc.	77,895
1,424	Guaranty Bancshares, Inc.	42,649
6,792	Hanmi Financial Corp.	77,021
8,183	Heartland Financial USA, Inc.	330,348
24,642	Hilltop Holdings, Inc.	677,901
9,789	Hope Bancorp, Inc.	106,798
17,471	International Bancshares Corp.	654,114
42,534	Investors Bancorp, Inc.	449,159
417	Metropolitan Bank Holding Corp.*	15,125
2,862	National Bank Holdings Corp. Class A	93,759
2,413	Preferred Bank	121,784
3,152	Sierra Bancorp	75,396
1,346	Simmons First National Corp. Class A	29,060
645	Timberland Bancorp, Inc.	15,648
13,227	TriCo Bancshares	466,649
7,935	TriState Capital Holdings, Inc.*	138,069
1,840	Trustmark Corp.	50,250
1,463	United Bankshares, Inc.	47,401
20,134	Washington Federal, Inc.	518,249
495	Washington Trust Bancorp, Inc.	22,176
4,752	Westamerica Bancorp	262,738

		8,589,980

Common Stocks – (continued)
Capital Goods – 8.4%
6,038	Aegion Corp.*	114,662
2,026	Aerojet Rocketdyne Holdings, Inc.*	107,074
1,869	AeroVironment, Inc.*	162,416
206	Albany International Corp. Class A	15,125
3,710	Astronics Corp.*	49,083
1,741	Atkore International Group, Inc.*	71,573
234	Barnes Group, Inc.	11,861
3,825	Columbus McKinnon Corp.	147,033
2,274	EMCOR Group, Inc.	207,980
2,471	Encore Wire Corp.	149,668
4,685	Federal Signal Corp.	155,401
8,356	Franklin Electric Co., Inc.	578,319
4,872	GMS, Inc.*	148,499
10,070	Great Lakes Dredge & Dock Corp.*	132,622
17,285	H&E Equipment Services, Inc.	515,266
1,227	Herc Holdings, Inc.*	81,485
4,371	Masonite International Corp.*	429,844
647	Maxar Technologies, Inc.	24,968
4,270	Meritor, Inc.*	119,176
4,149	Miller Industries, Inc.	157,745
1,513	Moog, Inc. Class A	119,981
40,089	MRC Global, Inc.*	265,790
4,280	Mueller Industries, Inc.	150,271
8,887	NOW, Inc.*	63,809
3,985	Plug Power, Inc.*	135,131
6,888	Powell Industries, Inc.	203,127
13,382	Primoris Services Corp.	369,477
11,116	Quanex Building Products Corp.	246,442
2,980	RBC Bearings, Inc.*	533,539
16,261	Rexnord Corp.	642,147
15,289	Rush Enterprises, Inc. Class A	633,270
9,014	Sunrun, Inc.*	625,391
2,330	Titan Machinery, Inc.*	45,552
4,818	Triton International Ltd.	233,721
5,762	Tutor Perini Corp.*	74,618
9,651	UFP Industries, Inc.	536,113
784	Vectrus, Inc.*	38,980
3,136	Vicor Corp.*	289,202
1,265	Wabash National Corp.	21,796

		8,608,157

Commercial & Professional Services – 1.9%
3,358	BrightView Holdings, Inc.*	50,773
1,696	Ennis, Inc.	30,274
906	Franklin Covey Co.*	20,177
10,013	HNI Corp.	345,048
2,352	Huron Consulting Group, Inc.*	138,650
21,680	KAR Auction Services, Inc.	403,465
888	Matthews International Corp. Class A	26,107
8,321	McGrath RentCorp	558,339
10,342	Steelcase, Inc. Class A	140,134
1,861	Team, Inc.*	20,285
1,002	UniFirst Corp.	212,113

		1,945,365

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – 3.0%
644	Acushnet Holdings Corp.	$26,108
3,622	Century Communities, Inc.*	158,571
4,254	Crocs, Inc.*	266,556
10,839	G-III Apparel Group Ltd.*	257,318
2,375	KB Home	79,610
9,717	M/I Homes, Inc.*	430,366
1,781	Meritage Homes Corp.*	147,502
2,530	Nautilus, Inc.*	45,894
12,905	Sonos, Inc.*	301,848
4,160	Sturm Ruger & Co., Inc.	270,691
3,993	Taylor Morrison Home Corp.*	102,420
26,587	TRI Pointe Group, Inc.*	458,626
2,855	Universal Electronics, Inc.*	149,773
14,193	Vista Outdoor, Inc.*	337,226

		3,032,509

Consumer Services – 4.2%
1,608	Bally’s Corp.*	80,770
5,529	Caesars Entertainment, Inc.*	410,639
545	Chuy’s Holdings, Inc.*	14,437
4,589	Dine Brands Global, Inc.	266,162
8,279	El Pollo Loco Holdings, Inc.*	149,850
4,972	Fiesta Restaurant Group, Inc.*	56,681
15,234	International Game Technology plc	258,064
1,660	Marriott Vacations Worldwide Corp.	227,785
2,493	Monarch Casino & Resort, Inc.*	152,622
528	Nathan’s Famous, Inc.	29,156
2,767	Noodles & Co.*	21,859
7,030	Penn National Gaming, Inc.*	607,181
24,168	Red Rock Resorts, Inc. Class A	605,167
4,723	Stride, Inc.*	100,269
8,386	Texas Roadhouse, Inc.	655,450
4,735	Wingstop, Inc.(a)	627,624

		4,263,716

Diversified Financials – 5.1%
50,126	Anworth Mortgage Asset Corp. (REIT)	135,841
5,279	ARMOUR Residential REIT, Inc. (REIT)	56,960
3,638	Artisan Partners Asset Management, Inc. Class A	183,137
15,045	Banco Latinoamericano de Comercio Exterior SA Class E	238,162
15,611	Capstead Mortgage Corp. (REIT)	90,700
14,886	Chimera Investment Corp. (REIT)	152,581
8,115	Cohen & Steers, Inc.	602,945
11,984	Cowen, Inc. Class A	311,464
7,994	Donnelley Financial Solutions, Inc.*	135,658
934	Encore Capital Group, Inc.*	36,379
11,380	Enova International, Inc.*	281,883
17,629	Federated Hermes, Inc. Class B	509,302
631	FirstCash, Inc.	44,195
2,080	Great Ajax Corp. (REIT)	21,757
2,742	Houlihan Lokey, Inc.	184,345
15,805	Ladder Capital Corp. (REIT)	154,573

Common Stocks – (continued)
Diversified Financials – (continued)
48,563	Navient Corp.	476,889
8,657	Oppenheimer Holdings, Inc. Class A	272,090
31,410	PennyMac Mortgage Investment Trust (REIT)	552,502
8,008	PJT Partners, Inc. Class A	602,602
834	Regional Management Corp.	24,903
750	Stifel Financial Corp.	37,845
638	Virtus Investment Partners, Inc.	138,446

		5,245,159

Energy – 1.6%
8,155	Ardmore Shipping Corp.	26,667
1,607	Bonanza Creek Energy, Inc.*	31,063
6,265	Cactus, Inc. Class A	163,329
2,454	ChampionX Corp.*	37,546
13,079	Clean Energy Fuels Corp.*	102,801
2,594	Diamond S Shipping, Inc.*	17,276
17,389	Green Plains, Inc.*	229,013
4,864	Magnolia Oil & Gas Corp. Class A*	34,340
15,525	Matrix Service Co.*	171,085
13,512	Oil States International, Inc.*	67,830
9,494	Ovintiv, Inc.	136,334
1,157	PDC Energy, Inc.*	23,753
8,474	Scorpio Tankers, Inc.	94,824
16,423	SM Energy Co.	100,509
11,542	World Fuel Services Corp.	359,649

		1,596,019

Food & Staples Retailing – 1.1%
17,175	BJ’s Wholesale Club Holdings, Inc.*	640,284
6,520	Ingles Markets, Inc. Class A	278,143
979	Natural Grocers by Vitamin Cottage, Inc.	13,451
2,933	SpartanNash Co.	51,064
2,167	Weis Markets, Inc.	103,604

		1,086,546

Food, Beverage & Tobacco – 1.2%
3,743	Celsius Holdings, Inc.*	188,310
8,566	Darling Ingredients, Inc.*	494,087
3,173	John B Sanfilippo & Son, Inc.	250,223
1,707	Seneca Foods Corp. Class A*	68,109
17,762	Vector Group Ltd.	206,927

		1,207,656

Health Care Equipment & Services – 5.3%
1,496	Addus HomeCare Corp.*	175,167
560	Cantel Medical Corp.	44,162
22,958	Community Health Systems, Inc.*	170,578
961	Computer Programs and Systems, Inc.	25,793
3,290	CONMED Corp.	368,480
1,396	Covetrus, Inc.*	40,121
6,679	Five Star Senior Living, Inc.*	46,085
3,067	GenMark Diagnostics, Inc.*	44,778
3,603	Hanger, Inc.*	79,230

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
4,170	InfuSystem Holdings, Inc.*	$78,313
8,035	Inovalon Holdings, Inc. Class A*	145,996
8,799	Integer Holdings Corp.*	714,391
3,838	Invacare Corp.	34,350
9,993	Joint Corp. (The)*	262,416
2,169	LHC Group, Inc.*	462,691
5,236	Meridian Bioscience, Inc.*	97,861
5,853	Merit Medical Systems, Inc.*	324,900
732	National HealthCare Corp.	48,612
15,051	Natus Medical, Inc.*	301,622
3,534	NextGen Healthcare, Inc.*	64,460
5,774	Option Care Health, Inc.*	90,305
1,448	Owens & Minor, Inc.	39,168
518	Schrodinger, Inc.*	41,015
25,559	Select Medical Holdings Corp.*	706,962
5,937	Surmodics, Inc.*	258,378
16,408	Tenet Healthcare Corp.*	655,172
802	US Physical Therapy, Inc.	96,441
127	Utah Medical Products, Inc.	10,706

		5,428,153

Household & Personal Products – 0.3%
2,357	Central Garden & Pet Co. Class A*	85,630
1,209	Medifast, Inc.	237,375

		323,005

Insurance – 2.8%
21,859	American Equity Investment Life Holding Co.	604,620
1,840	AMERISAFE, Inc.	105,671
3,459	Argo Group International Holdings Ltd.	151,158
888	Enstar Group Ltd.*	181,942
51,572	Genworth Financial, Inc. Class A*	194,942
1,720	Goosehead Insurance, Inc. Class A	214,587
144	Investors Title Co.	22,032
905	James River Group Holdings Ltd.	44,481
1,264	Kinsale Capital Group, Inc.	252,964
170	National Western Life Group, Inc. Class A	35,095
12,266	Stewart Information Services Corp.	593,184
3,674	Trupanion, Inc.*	439,815

		2,840,491

Materials – 6.0%
33,141	Alcoa Corp.*	763,900
1,265	Arconic Corp.*	37,697
3,029	Balchem Corp.	349,001
12,462	Boise Cascade Co.	595,684
1,827	Clearwater Paper Corp.*	68,969
9,596	Coeur Mining, Inc.*	99,319
29,858	Ferro Corp.*	436,822
5,575	Forterra, Inc.*	95,862
8,502	Glatfelter Corp.	139,263
5,634	Haynes International, Inc.	134,315

Common Stocks – (continued)
Materials – (continued)
10,594	Hecla Mining Co.	68,649
7,212	Ingevity Corp.*	546,165
10,045	Koppers Holdings, Inc.*	313,002
6,326	Kraton Corp.*	175,799
21,518	Louisiana-Pacific Corp.	799,824
8,438	Minerals Technologies, Inc.	524,169
3,321	Myers Industries, Inc.	69,010
22,989	O-I Glass, Inc.	273,569
1,804	Orion Engineered Carbons SA	30,921
26,134	Summit Materials, Inc. Class A*	524,771
6,511	TimkenSteel Corp.*	30,406
1,430	Tronox Holdings plc Class A	20,907
1,229	Worthington Industries, Inc.	63,097

		6,161,121

Media & Entertainment – 2.5%
1,389	Cardlytics, Inc.*	198,307
9,071	Cargurus, Inc.*	287,823
21,529	Cars.com, Inc.*	243,278
3,819	EverQuote, Inc. Class A*	142,640
6,985	EW Scripps Co. (The) Class A	106,801
3,687	Gaia, Inc.*	36,428
45,315	Glu Mobile, Inc.*	408,288
23,062	Gray Television, Inc.*	412,579
572	Loral Space & Communications, Inc.	12,006
6,958	QuinStreet, Inc.*	149,179
7,972	TechTarget, Inc.*	471,225
2,834	TEGNA, Inc.	39,534

		2,508,088

Pharmaceuticals, Biotechnology & Life Sciences – 12.0%
325	ALX Oncology Holdings, Inc.*	28,015
17,913	Amicus Therapeutics, Inc.*	413,611
14,759	Amneal Pharmaceuticals, Inc.*	67,449
15,192	Amphastar Pharmaceuticals, Inc.*	305,511
6,571	ANI Pharmaceuticals, Inc.*	190,822
2,218	Apellis Pharmaceuticals, Inc.*	126,870
429	Arcturus Therapeutics Holdings, Inc.*	18,610
1,600	Arrowhead Pharmaceuticals, Inc.*	122,768
987	Arvinas, Inc.*	83,826
10,840	Atara Biotherapeutics, Inc.*	212,789
8,636	Avid Bioservices, Inc.*	99,659
53,362	BioDelivery Sciences International, Inc.*	224,120
673	Blueprint Medicines Corp.*	75,477
41,550	Catalyst Pharmaceuticals, Inc.*	138,777
2,125	ChemoCentryx, Inc.*	131,580
2,250	Collegium Pharmaceutical, Inc.*	45,067
1,079	Cortexyme, Inc.*(b)	29,975
10,917	CytomX Therapeutics, Inc.*	71,506
1,065	Eagle Pharmaceuticals, Inc.*	49,597
3,335	Editas Medicine, Inc.*	233,817
10,962	Eiger BioPharmaceuticals, Inc.*	134,723
7,891	Emergent BioSolutions, Inc.*	707,034
4,913	Fate Therapeutics, Inc.*	446,739

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
987	FibroGen, Inc.*	$36,608
5,181	G1 Therapeutics, Inc.*	93,206
1,388	Harpoon Therapeutics, Inc.*	23,055
9,171	Harrow Health, Inc.*	62,913
510	IGM Biosciences, Inc.*(b)	45,028
6,736	Immunovant, Inc.*	311,136
21,849	Innoviva, Inc.*	270,709
2,106	Insmed, Inc.*	70,109
4,812	Intellia Therapeutics, Inc.*	261,773
5,673	Intercept Pharmaceuticals, Inc.*	140,123
1,353	Intersect ENT, Inc.*	30,984
1,201	Invitae Corp.*	50,214
1,052	iTeos Therapeutics, Inc.*	35,579
27,698	Kadmon Holdings, Inc.*	114,947
9,437	Kura Oncology, Inc.*	308,212
9,236	MEI Pharma, Inc.*	24,383
16,675	Minerva Neurosciences, Inc.*	39,019
3,039	Mirati Therapeutics, Inc.*	667,486
643	Morphic Holding, Inc.*	21,573
16,594	Myriad Genetics, Inc.*	328,146
6,999	Natera, Inc.*	696,540
2,407	NextCure, Inc.*	26,236
1,756	Novavax, Inc.*	195,812
3,054	Ocular Therapeutix, Inc.*	63,218
1,865	Odonate Therapeutics, Inc.*	35,808
63,490	OPKO Health, Inc.*(b)	250,786
1,930	Pacira BioSciences, Inc.*	115,491
7,137	Phibro Animal Health Corp. Class A	138,601
1,891	Precision BioSciences, Inc.*	15,771
14,989	Prestige Consumer Healthcare, Inc.*	522,666
7,854	Prothena Corp. plc*	94,327
3,383	REGENXBIO, Inc.*	153,453
1,739	Relay Therapeutics, Inc.*	72,273
3,955	REVOLUTION Medicines, Inc.*	156,578
858	Rocket Pharmaceuticals, Inc.*	47,053
7,885	Sangamo Therapeutics, Inc.*	123,045
622	Scholar Rock Holding Corp.*	30,186
17,204	Selecta Biosciences, Inc.*(b)	52,128
14,286	SIGA Technologies, Inc.*	103,859
8,879	Sorrento Therapeutics, Inc.*(b)	60,599
2,059	SpringWorks Therapeutics, Inc.*	149,319
6,592	Syros Pharmaceuticals, Inc.*	71,523
2,617	TG Therapeutics, Inc.*	136,136
8,411	Translate Bio, Inc.*	155,015
3,517	Twist Bioscience Corp.*	496,917
2,294	Ultragenyx Pharmaceutical, Inc.*	317,558
7,509	Veracyte, Inc.*	367,490
13,916	Xencor, Inc.*	607,155
2,900	Y-mAbs Therapeutics, Inc.*	143,579

		12,292,667

Real Estate – 7.9%
12,772	American Assets Trust, Inc. (REIT)	368,855
28,464	CareTrust REIT, Inc. (REIT)	631,332
31,630	City Office REIT, Inc. (REIT)	309,025

Common Stocks – (continued)
Real Estate – (continued)
6,053	Community Healthcare Trust, Inc. (REIT)	285,157
3,780	EastGroup Properties, Inc. (REIT)	521,867
16,839	Four Corners Property Trust, Inc. (REIT)	501,297
6,897	Gladstone Commercial Corp. (REIT)	124,146
17,433	Independence Realty Trust, Inc. (REIT)	234,125
7,149	Industrial Logistics Properties Trust (REIT)	166,500
31,636	Lexington Realty Trust (REIT)	335,974
15,907	National Storage Affiliates Trust (REIT)	573,129
12,696	NexPoint Residential Trust, Inc. (REIT)	537,168
26,108	Physicians Realty Trust (REIT)	464,722
9,834	PotlatchDeltic Corp. (REIT)	491,897
889	RE/MAX Holdings, Inc. Class A	32,297
7,901	Redfin Corp.*	542,246
22,128	Retail Opportunity Investments Corp. (REIT)	296,294
5,396	Retail Properties of America, Inc. Class A (REIT)	46,190
7,470	Retail Value, Inc. (REIT)	111,079
38,520	Sabra Health Care REIT, Inc. (REIT)	669,092
11,815	Terreno Realty Corp. (REIT)	691,296
431	Universal Health Realty Income Trust (REIT)	27,700
5,086	Urban Edge Properties (REIT)	65,813
2,529	Whitestone REIT (REIT)	20,156

		8,047,357

Retailing – 4.2%
30,017	Abercrombie & Fitch Co. Class A	611,146
8,621	At Home Group, Inc.*	133,281
4,029	Bed Bath & Beyond, Inc.(b)	71,555
6,986	Big Lots, Inc.	299,909
2,767	Caleres, Inc.	43,303
12,995	Camping World Holdings, Inc. Class A	338,520
10,112	Haverty Furniture Cos., Inc.	279,799
801	Lithia Motors, Inc. Class A	234,429
4,353	Lumber Liquidators Holdings, Inc.*	133,811
4,267	Magnite, Inc.*	131,040
9,948	MarineMax, Inc.*	348,478
1,067	RH*	477,504
35,569	Sportsman’s Warehouse Holdings, Inc.*	624,236
1,923	Stamps.com, Inc.*	377,273
4,311	Zumiez, Inc.*	158,559

		4,262,843

Semiconductors & Semiconductor Equipment – 2.5%
1,857	Advanced Energy Industries, Inc.*	180,073
4,237	Ambarella, Inc.*	389,041
15,717	Axcelis Technologies, Inc.*	457,679
2,251	CEVA, Inc.*	102,421

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
7,687	MACOM Technology Solutions Holdings, Inc.*	$423,093
25,177	NeoPhotonics Corp.*	228,859
2,523	Photronics, Inc.*	28,157
16,826	Rambus, Inc.*	293,782
919	SiTime Corp.*	102,864
9,216	Ultra Clean Holdings, Inc.*	287,078
4,665	Veeco Instruments, Inc.*	80,984

		2,574,031

Software & Services – 7.3%
1,217	8x8, Inc.*	41,950
4,372	A10 Networks, Inc.*	43,108
1,165	Agilysys, Inc.*	44,713
1,035	Appian Corp.*(b)	167,763
392	Blackline, Inc.*	52,285
4,054	Bottomline Technologies DE, Inc.*	213,808
30,637	Box, Inc. Class A*	552,998
5,669	Brightcove, Inc.*	104,310
273	Cerence, Inc.*	27,431
18,208	ChannelAdvisor Corp.*	290,964
37,682	Cloudera, Inc.*	524,157
33,171	Conduent, Inc.*	159,221
4,114	Digital Turbine, Inc.*	232,688
4,836	Domo, Inc. Class B*	308,392
14,956	EVERTEC, Inc.	588,070
1,378	Hackett Group, Inc. (The)	19,829
3,580	Model N, Inc.*	127,734
11,417	Perficient, Inc.*	544,020
16,432	Perspecta, Inc.	395,683
1,683	QAD, Inc. Class A	106,332
15,601	Sapiens International Corp. NV	477,547
24,649	SVMK, Inc.*	629,782
8,517	Sykes Enterprises, Inc.*	320,835
2,323	TTEC Holdings, Inc.	169,416
2,601	Upland Software, Inc.*	119,360
5,241	Varonis Systems, Inc.*	857,480
2,353	Verint Systems, Inc.*	158,074
3,435	Xperi Holding Corp.	71,791
11,026	Zuora, Inc. Class A*	153,592

		7,503,333

Technology Hardware & Equipment – 5.3%
2,257	Avid Technology, Inc.*	35,819
9,078	Belden, Inc.	380,368
9,978	Benchmark Electronics, Inc.	269,506
5,694	Calix, Inc.*	169,454
6,615	CTS Corp.	227,093
7,392	Fabrinet*	573,545
4,125	Intevac, Inc.*	29,741
30,818	Knowles Corp.*	567,976
13,040	NETGEAR, Inc.*	529,815
4,827	Novanta, Inc.*	570,648
1,643	Plexus Corp.*	128,499

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
624	Rogers Corp.*	96,901
1,508	Super Micro Computer, Inc.*	47,743
43,572	TTM Technologies, Inc.*	601,076
21,425	Viavi Solutions, Inc.*	320,839
31,179	Vishay Intertechnology, Inc.	645,717
7,269	Vishay Precision Group, Inc.*	228,828

		5,423,568

Telecommunication Services – 1.7%
12,088	Consolidated Communications Holdings, Inc.*	59,110
19,521	Iridium Communications, Inc.*	767,663
16,337	Ooma, Inc.*	235,253
60,799	ORBCOMM, Inc.*	451,129
13,947	Vonage Holdings Corp.*	179,568

		1,692,723

Transportation – 2.0%
2,561	Avis Budget Group, Inc.*	95,525
7,947	Costamare, Inc.	65,801
6,410	Daseke, Inc.*	37,242
11,644	Echo Global Logistics, Inc.*	312,292
29,295	Marten Transport Ltd.	504,753
5,898	SEACOR Holdings, Inc.*	244,472
5,553	SkyWest, Inc.	223,842
643	Universal Logistics Holdings, Inc.	13,239
13,289	Werner Enterprises, Inc.	521,195

		2,018,361

Utilities – 1.0%
677	Black Hills Corp.	41,602
5,650	Genie Energy Ltd. Class B	40,736
2,717	Northwest Natural Holding Co.	124,955
10,665	NorthWestern Corp.	621,876
2,432	Southwest Gas Holdings, Inc.	147,744
716	Spire, Inc.	45,853

		1,022,766

TOTAL COMMON STOCKS
(Cost $84,773,262)		$99,607,974

Shares	Dividend Rate	Value

Investment Company(c) – 1.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,017,248	0.026%	$1,017,248
(Cost $1,017,248)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $85,790,510)		$100,625,222

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
639,178	0.026%	$639,178
(Cost $639,178)

TOTAL INVESTMENTS – 99.2%
(Cost $86,429,688)		$101,264,400

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		861,695

NET ASSETS – 100.0%		$102,126,095

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	18	03/19/2021	$1,777,320	$53,805

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $84,773,262)(a)	$99,607,974
Investments in affiliated issuers, at value (cost $1,017,248)	1,017,248
Investments in affiliated securities lending reinvestment vehicle, at value (cost $639,178)	639,178
Cash	1,648,725
Receivables:
Dividends	84,931
Reimbursement from investment adviser	27,352
Fund shares sold	8,274
Securities lending income	1,249
Other assets	481

Total assets	103,035,412

Liabilities:
Variation margin on futures	1,530
Payables:
Payable upon return of securities loaned	639,178
Fund shares redeemed	100,492
Management fees	59,573
Distribution and Service fees and Transfer Agency fees	5,343
Accrued expenses	103,201

Total liabilities	909,317

Net Assets:
Paid-in capital	84,403,547
Total distributable earnings (loss)	17,722,548

NET ASSETS	$102,126,095
Net Assets:
Institutional	$84,887,170
Service	17,238,925

Total Net Assets	$102,126,095
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,281,308
Service	1,287,339
Net asset value, offering and redemption price per share:
Institutional	$13.51
Service	13.39

(a) Includes loaned securities having a market value of $601,884.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,177)	$1,030,144
Securities lending income — affiliated issuer	29,224
Dividends — affiliated issuers	531
Interest	215

Total investment income	1,060,114

Expenses:
Management fees	582,184
Professional fees	105,543
Custody, accounting and administrative services	88,634
Printing and mailing costs	66,680
Distribution and Service (12b-1) fees	35,603
Trustee fees	20,590
Transfer Agency fees(a)	16,632
Other	14,570

Total expenses	930,436

Less — expense reductions	(221,195)

Net expenses	709,241

NET INVESTMENT INCOME	350,873

Realized and unrealized gain:
Net realized gain from:
Investments — unaffiliated issuers	2,288,624
Futures contracts	453,767
Net change in unrealized gain on:
Investments — unaffiliated issuers	5,269,352
Futures contracts	53,805

Net realized and unrealized gain	8,065,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,416,421

(a) Institutional and Service Shares incurred Transfer Agency fees of $13,784 and $2,848, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$350,873	$436,162
Net realized gain	2,742,391	2,941,341
Net change in unrealized gain	5,323,157	16,880,731

Net increase in net assets resulting from operations	8,416,421	20,258,234

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(1,169,326)	(1,999,868)
Service Shares	(210,446)	(360,700)

Total distributions to shareholders	(1,379,772)	(2,360,568)

From share transactions:
Proceeds from sales of shares	12,162,071	10,139,106
Reinvestment of distributions	1,379,772	2,360,567
Cost of shares redeemed	(13,986,049)	(20,351,399)

Net decrease in net assets resulting from share transactions	(444,206)	(7,851,726)

TOTAL INCREASE	6,592,443	10,045,940

Net Assets:

Beginning of year	95,533,652	85,487,712

End of year	$102,126,095	$95,533,652

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018		2017	2016

Per Share Data

Net asset value, beginning of year	$12.62	$10.37	$13.66		$13.79	$11.60

Net investment income(a)	0.05	0.06	0.07	(b)	0.08	0.11

Net realized and unrealized gain (loss)	1.03	2.51	(1.21)		1.53	2.59

Total from investment operations	1.08	2.57	(1.14)		1.61	2.70

Distributions to shareholders from net investment income	(0.03)	(0.06)	(0.07)		(0.08)	(0.15)

Distributions to shareholders from net realized gains	(0.16)	(0.26)	(2.08)		(1.66)	(0.36)

Total distributions	(0.19)	(0.32)	(2.15)		(1.74)	(0.51)

Net asset value, end of year	$13.51	$12.62	$10.37		$13.66	$13.79

Total return(c)	8.56%	24.84%	(8.62)%		11.57%	23.13%

Net assets, end of year (in 000s)	$84,887	$79,791	$68,951		$77,815	$77,421

Ratio of net expenses to average net assets	0.81%	0.86%	0.81%		0.81%	0.81%

Ratio of total expenses to average net assets	1.08%	1.05%	0.98%		1.00%	1.04%

Ratio of net investment income to average net assets	0.46%	0.51%	0.46	%(b)	0.53%	0.95%

Portfolio turnover rate(d)	147%	125%	116%		110%	119%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018		2017	2016

Per Share Data

Net asset value, beginning of year	$12.51	$10.28	$13.55		$13.70	$11.52

Net investment income(a)	0.02	0.03	0.03	(b)	0.04	0.08

Net realized and unrealized gain (loss)	1.02	2.49	(1.19)		1.51	2.58

Total from investment operations	1.04	2.52	(1.16)		1.55	2.66

Distributions to shareholders from net investment income	—	(0.03)	(0.03)		(0.04)	(0.12)

Distributions to shareholders from net realized gains	(0.16)	(0.26)	(2.08)		(1.66)	(0.36)

Total distributions	(0.16)	(0.29)	(2.11)		(1.70)	(0.48)

Net asset value, end of year	$13.39	$12.51	$10.28		$13.55	$13.70

Total return(c)	8.34%	24.53%	(8.82)%		11.22%	22.92%

Net assets, end of year (in 000s)	$17,239	$15,742	$16,537		$20,505	$20,437

Ratio of net expenses to average net assets	1.06%	1.10%	1.06%		1.06%	1.06%

Ratio of total expenses to average net assets	1.33%	1.30%	1.23%		1.25%	1.29%

Ratio of net investment income to average net assets	0.22%	0.27%	0.19	%(b)	0.28%	0.70%

Portfolio turnover rate(d)	147%	125%	116%		110%	119%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,051,092	$—	$—
Europe	312,540	—	—
North America	98,244,342	—	—
Investment Company	1,017,248	—	—
Securities Lending Reinvestment Vehicle	639,178	—	—

Total	$101,264,400	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$53,805	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$53,805	—	$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$453,767	$53,805	13

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.70%	0.63%	0.60%	0.59%	0.70%	0.70%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $732 of the Fund’s management fee.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$732	$2,644	$217,819	$221,195

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company

$—	$10,212,962	$(9,195,714)	$1,017,248	1,017,248	$531

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $120,425,883 and $122,564,057, respectively.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2020		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs

$3,238	$4,311	$168,000

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$58,750	$12,158,445	$(11,578,017)	$639,178

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$425,753	$161,993
Net long-term capital gains	1,934,815	1,217,779
Total taxable distributions	$2,360,568	$1,379,772

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,718,111
Undistributed long-term capital gains	1,286,767
Total undistributed earnings	$3,004,878
Timing differences (Real Estate Investment Trusts)	$52,295
Unrealized gains — net	14,665,375
Total accumulated earnings — net	$17,722,548

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$86,652,830
Gross unrealized gain	18,172,610
Gross unrealized loss	(3,507,235)
Net unrealized gain	$14,665,375

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and net mark to market gains/(losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	936,953	$10,144,169	757,715	$9,168,973
Reinvestment of distributions	88,719	1,169,326	159,352	1,999,867
Shares redeemed	(1,067,788)	(11,796,332)	(1,241,504)	(14,923,018)
	(42,116)	(482,837)	(324,437)	(3,754,178)
Service Shares
Shares sold	204,098	2,017,902	82,662	970,133
Reinvestment of distributions	16,114	210,446	28,972	360,700
Shares redeemed	(191,110)	(2,189,717)	(461,347)	(5,428,381)
	29,102	38,631	(349,713)	(4,097,548)

NET DECREASE	(13,014)	$(444,206)	(674,150)	$(7,851,726)

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Small Cap Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Small Cap Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Months Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,291.50		$4.67
Hypothetical 5% return	1,000	1,021.06	+	4.12
Service

Actual	1,000	1,289.90		6.10
Hypothetical 5% return	1,000	1,019.81	+	5.38

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 41.74% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $1,217,779 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

34

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2021 Goldman Sachs. All rights reserved.

VITSCAR-21/229749-OTU-1350913

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

At a special meeting of the shareholders of the Goldman Sachs Variable Insurance Trust held on January 8, 2021, the Goldman Sachs Variable Insurance Trust-Goldman Sachs Strategic Growth Fund’s (the “Fund”) shareholders approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated the related fundamental investment restriction. Accordingly, effective the same date, the Fund is “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds. As a “non-diversified” fund, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. There was no change in the Fund’s investment objective, benchmark or portfolio management team as a result of this shift in diversification status.

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 40.37% and 39.98%, respectively. These returns compare to the 38.37% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.34% during the Reporting Period.

The U.S. equity market fell significantly in the first quarter of 2020, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, the U.S. equity market appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the November 2020 U.S. elections, lower levels of Gross Domestic Product, heightened unemployment, questions around how quickly and effectively a vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the Democratic victory of Joe Biden proved positive for equity markets over the near term. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., in our view, entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

For the Reporting Period overall, eight of the 11 sectors in the S&P 500® Index posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund generated robust double-digit absolute gains that outperformed the Russell Index on a relative basis during the Reporting Period. Stock selection overall contributed positively to the Fund’s relative results. Sector allocation as a whole detracted.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, health care and industrials sectors. Only two sectors detracted from the Fund’s relative results during the Reporting Period, attributable primarily to allocation positioning. Having an overweight to materials, which posted positive returns but lagged the Russell Index during the Reporting Period, and having an overweight to energy, which was the weakest performing sector in the Russell Index during the Reporting Period, dampened relative results. Having a position in cash, albeit modest, during a Reporting Period when the Russell Index rallied further muted the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were graphics processors, chipsets and multimedia software manufacturer NVIDIA, diagnostics imaging and therapeutics products manufacturer Immunomedics and digital telecommunications company QUALCOMM.

NVIDIA’s stock performed well after solid earnings reports and guidance in February 2020. NVIDIA’s earnings report showed strength in its artificial intelligence chips for the data center business, which drove a majority of its earnings’ upside. The company also raised revenue guidance despite headwinds from COVID-19. Its shares rallied again in mid-August, as investors responded positively to strong operating results, with the company’s data center segment showing up as a particular bright spot. In mid-September, the company announced it would be acquiring U.K. chipmaker ARM from SoftBank. This deal solidifies, in our view, NVIDIA’s competitive positioning over the long run, along with offering business line diversification. At the end of the Reporting Period, we were optimistic that robust data center growth would continue to drive NVIDIA’s operations going forward.

Shares of Immunomedics fell in the second quarter of 2020 after the company experienced COVID-19-related headwinds that were highlighted in its first calendar quarter earnings update. The company and its prized breast cancer drug were then acquired by biopharmaceutical company Gilead Sciences in September 2020 for more than $20 billion. We decided to capitalize on the transaction, taking profits, and to allocate the capital toward what we saw as more attractive risk/reward opportunities elsewhere.

QUALCOMM, a new purchase for the Fund during the Reporting Period, was a direct beneficiary of the global fifth-generation (“5G”) technology rollout given its owned patents and royalty streams. The company reported better than consensus expected third quarter 2020 earnings thanks to its differentiated solutions and increased sales volume. It also had undertaken an exposure to the auto industry, which was viewed favorably by investors. At the end of the Reporting Period, we maintained a positive view on QUALCOMM.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in information technology giant Apple, medical device manufacturer Boston Scientific and apparel retailer PVH.

The Fund’s underweight position in Apple detracted most from its relative results, as Apple’s stock appreciated significantly during the Reporting Period. At the end of the Reporting Period, we maintained a moderate underweight position in Apple, as we liked its business model and thought there would eventually be pent-up demand for iPhones, wearables and services, but we also believed its valuation may have been a bit stretched and there could be a lingering impact from retail closures in parts of its business.

Significant pressure on the health care sector in March and April 2020 was the primary reason Boston Scientific’s stock price declined during the Reporting Period. We maintained our positive outlook on the company, as its operational trends were showing signs of improvement, in our view. With the resumption of elective procedures and heavy investment into its product pipeline, its

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

stock appreciated in the late summer, which we saw as a positive development. In addition, its opportunity for margin expansion led us to believe Boston Scientific’s stock may well rebound going into the new year.

Shares of PVH declined early in 2020 in tandem with the broader apparel sell-off, as the spread of COVID-19 forced stores to close operations. Overall, its sales subsequently recovered faster than the consensus expected, despite renewed lockdowns in certain parts of the U.S. and internationally. At the end of the Reporting Period, we believed the long-term story of PVH’s widely recognizable brands and international footprint should be poised to resume after the disruptions.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchase of QUALCOMM, already mentioned, we established a Fund position in electric vehicle manufacturer Tesla during the Reporting Period. Its share price increased significantly in 2020 due to strong manufacturing metrics and positive investor sentiment. At the end of the Reporting Period, we continued to like the company and its prospects, but we were cautiously hesitant around the inherent risks and volatility that comes with the name. We believed Tesla’s execution had sustainably improved and the company may be able to continue to deliver as the demand environment normalizes longer term.

Conversely, in addition to the sale of Immunomedics, mentioned earlier, we eliminated the Fund’s position in research-based biopharmaceutical company AbbVie. While we still believed in its core business, we decided to sell the stock due to what we considered to be its high valuation and other more attractive risk/reward opportunities elsewhere.

We exited the Fund’s position in management and consulting firm Accenture during the Reporting Period. We remained bullish on the digital opportunity within the information technology services industry, but preferred different names within the industry at the time.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services and consumer discretionary increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in health care decreased, and its allocation to energy was eliminated.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2020, the Fund had overweighted positions relative to the Russell Index in the communication services and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and industrials and was rather neutrally weighted to the Russell Index in consumer discretionary, health care, consumer staples, real estate and financials. The Fund had no exposure to the utilities and energy sectors at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The U.S. equity markets rebounded from pandemic-induced lows in the first quarter of 2020 to round out the calendar year with multiple tailwinds from pent-up demand to significant cash reserves. As the markets anticipated an economic recovery alongside the rollout of the COVID-19 vaccines, we remained vigilant at the end of the Reporting Period in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we simultaneously caution that the economy remains in the infancy of its recovery, and uneven progress suggests that full macroeconomic normalization may well remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution and inoculation, and ongoing fiscal and monetary policy. As the economic expansion widens, we expected, at the end of the Reporting Period, the U.S. equity market rally to continue but with broader sector participation. Within this recovery period, we believe it is crucial to stay true to our quality-first investment approach, seeking to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We continue to re-evaluate our assumptions with increasing information, and we stay focused on the long-term investment horizon, rather than forecast the next quarter. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Strategic Growth Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business
Apple, Inc.	8.0%	Technology Hardware & Equipment
Microsoft Corp.	6.1	Software & Services
Amazon.com, Inc.	5.0	Retailing
Facebook, Inc. Class A	4.5	Media & Entertainment
Visa, Inc. Class A	3.6	Software & Services
Alphabet, Inc. Class A	3.4	Media & Entertainment
Tesla, Inc.	2.8	Automobiles & Components
QUALCOMM, Inc.	2.8	Semiconductors & Semiconductor Equipment
NVIDIA Corp.	2.7	Semiconductors & Semiconductor Equipment
Mastercard, Inc. Class A	2.6	Software & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at December 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Institutional	40.37%	20.19%	16.37%
Service	39.98%	19.90%	16.08%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.1%
Automobiles & Components – 3.5%
21,937	Aptiv plc	$2,858,172
16,831	Tesla, Inc.*	11,877,132

		14,735,304

Capital Goods – 1.3%
11,625	Boeing Co. (The)	2,488,447
11,612	Deere & Co.	3,124,209

		5,612,656

Commercial & Professional Services – 0.8%
16,358	Verisk Analytics, Inc.	3,395,757

Consumer Durables & Apparel – 2.9%
8,335	Lululemon Athletica, Inc.*	2,900,830
53,482	NIKE, Inc. Class B	7,566,099
21,317	PVH Corp.	2,001,453

		12,468,382

Consumer Services – 2.0%
24,503	Chegg, Inc.*	2,213,356
33,644	Las Vegas Sands Corp.	2,005,182
19,853	McDonald’s Corp.	4,260,057

		8,478,595

Diversified Financials – 1.6%
71,983	Charles Schwab Corp. (The)	3,817,979
27,235	Intercontinental Exchange, Inc.	3,139,923

		6,957,902

Food & Staples Retailing – 0.8%
22,635	Walmart, Inc.	3,262,835

Food, Beverage & Tobacco – 2.9%
88,910	Coca-Cola Co. (The)	4,875,824
23,236	McCormick & Co., Inc. (Non-Voting)	2,221,362
36,864	Mondelez International, Inc. Class A	2,155,438
30,988	Monster Beverage Corp.*	2,865,770

		12,118,394

Health Care Equipment & Services – 7.0%
70,925	American Well Corp. Class A*(a)	1,796,530
132,245	Boston Scientific Corp.*	4,754,208
16,625	Danaher Corp.	3,693,077
22,539	Guardant Health, Inc.*	2,904,826
9,391	Humana, Inc.	3,852,846
10,268	Insulet Corp.*	2,624,809
4,879	Intuitive Surgical, Inc.*	3,991,510
8,917	Veeva Systems, Inc. Class A*	2,427,653
13,093	West Pharmaceutical Services, Inc.	3,709,378

		29,754,837

Household & Personal Products – 1.1%
17,254	Estee Lauder Cos., Inc. (The) Class A	4,592,842

Materials – 2.2%
11,133	Ecolab, Inc.	2,408,736
8,883	Linde plc	2,340,759
6,012	Martin Marietta Materials, Inc.	1,707,228
3,863	Sherwin-Williams Co. (The)	2,838,957

		9,295,680

Media & Entertainment – 13.0%
8,209	Alphabet, Inc. Class A*	14,387,422
5,027	Alphabet, Inc. Class C*	8,806,701
70,518	Facebook, Inc. Class A*	19,262,697
34,194	Live Nation Entertainment, Inc.*	2,512,575
16,088	Netflix, Inc.*	8,699,264
34,575	Snap, Inc. Class A*	1,731,170

		55,399,829

Pharmaceuticals, Biotechnology & Life Sciences – 7.2%
15,782	10X Genomics, Inc. Class A*	2,234,731
48,058	Adaptive Biotechnologies Corp.*	2,841,670
41,398	AstraZeneca plc ADR	2,069,486
23,192	BioMarin Pharmaceutical, Inc.*	2,033,707
63,412	Bristol-Myers Squibb Co.	3,933,446
32,625	Eli Lilly and Co.	5,508,405
54,955	Genmab A/S ADR*	2,234,470
11,354	Illumina, Inc.*	4,200,980
14,524	Sarepta Therapeutics, Inc.*	2,476,197
18,245	Seagen, Inc.*	3,195,429

		30,728,521

Real Estate Investment Trusts – 1.7%
16,878	American Tower Corp.	3,788,436
4,728	Equinix, Inc.	3,376,643

		7,165,079

Retailing – 7.5%
6,492	Amazon.com, Inc.*	21,143,989
15,790	Etsy, Inc.*	2,809,199
37,243	Ross Stores, Inc.	4,573,813
12,274	Ulta Beauty, Inc.*	3,524,602

		32,051,603

Semiconductors & Semiconductor Equipment – 7.2%
58,499	Marvell Technology Group Ltd.	2,781,043
21,860	NVIDIA Corp.	11,415,292
29,786	NXP Semiconductors NV	4,736,272
77,160	QUALCOMM, Inc.	11,754,554

		30,687,161

Software & Services – 26.1%
19,505	Adobe, Inc.*	9,754,841
11,040	Atlassian Corp. plc Class A*	2,581,925
22,024	C3.ai, Inc. Class A*(a)	3,055,830
36,499	Fidelity National Information Services, Inc.	5,163,148
8,544	HubSpot, Inc.*	3,387,183
31,431	Mastercard, Inc. Class A	11,218,981

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
116,402	Microsoft Corp.	$25,890,133
47,263	PayPal Holdings, Inc.*	11,068,995
12,946	salesforce.com, Inc.*	2,880,873
11,384	ServiceNow, Inc.*	6,266,095
7,372	Snowflake, Inc. Class A*	2,074,481
25,722	Splunk, Inc.*	4,369,911
69,285	Visa, Inc. Class A	15,154,708
34,787	Workday, Inc. Class A*	8,335,313

		111,202,417

Technology Hardware & Equipment – 9.0%
33,574	Amphenol Corp. Class A	4,390,472
256,852	Apple, Inc.	34,081,692

		38,472,164

Transportation – 1.3%
16,527	CSX Corp.	1,499,825
19,654	Union Pacific Corp.	4,092,356

		5,592,181

TOTAL COMMON STOCKS
(Cost $188,897,580)		$421,972,139

Shares	Dividend Rate	Value

Investment Company(b) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,315,576	0.026%	$3,315,576
(Cost $3,315,576)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $192,213,156)		$425,287,715

Securities Lending Reinvestment Vehicle(b) – 1.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,259,666	0.026%	$4,259,666
(Cost $4,259,666)

TOTAL INVESTMENTS – 100.9%
(Cost $196,472,822)		$429,547,381

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(3,903,376)

NET ASSETS – 100.0%		$425,644,005

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $188,897,580)(a)	$421,972,139
Investments in affiliated issuers, at value (cost $3,315,576)	3,315,576
Investments in affiliated securities lending reinvestment vehicle, at value (cost $4,259,666)	4,259,666
Cash	516,264
Receivables:
Fund shares sold	259,212
Dividends	129,073
Reimbursement from investment adviser	19,378
Securities lending income	3,331
Other assets	1,227

Total assets	430,475,866

Liabilities:
Payables:
Payable upon return of securities loaned	4,259,666
Management fees	251,276
Fund shares redeemed	79,942
Distribution and Service fees and Transfer Agency fees	60,886
Accrued expenses	180,091

Total liabilities	4,831,861

Net Assets:
Paid-in capital	185,684,438
Total distributable earnings (loss)	239,959,567

NET ASSETS	$425,644,005
Net Assets:
Institutional	$167,929,894
Service	257,714,111

Total Net Assets	$425,644,005
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,882,371
Service	16,722,583
Net asset value, offering and redemption price per share:
Institutional	$15.43
Service	15.41

(a) Includes loaned securities having a market value of $4,156,911.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $6,418)	$2,684,494
Securities lending income — unaffiliated issuer	14,889
Dividends — affiliated issuers	8,271
Interest	824

Total investment income	2,708,478

Expenses:
Management fees	2,587,267
Distribution and Service (12b -1) fees	563,466
Professional fees	103,690
Printing and mailing costs	82,960
Custody, accounting and administrative services	80,084
Transfer Agency fees(a)	72,874
Trustee fees	21,062
Other	17,257

Total expenses	3,528,660

Less — expense reductions	(260,571)

Net expenses	3,268,089

NET INVESTMENT LOSS	(559,611)

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	39,110,537
Net change in unrealized gain on investments — unaffiliated issuers	78,842,415

Net realized and unrealized gain	117,952,952

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,393,341

(a) Institutional and Service Shares incurred Transfer Agency fees of $27,801 and $45,073, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income (loss)	$(559,611)	$435,982
Net realized gain	39,110,537	18,838,812
Net change in unrealized gain	78,842,415	74,794,292

Net increase in net assets resulting from operations	117,393,341	94,069,086

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(12,680,432)	(13,128,250)
Service Shares	(19,462,681)	(24,038,886)

Total distributions to shareholders	(32,143,113)	(37,167,136)

From share transactions:
Proceeds from sales of shares	82,639,601	99,931,813
Reinvestment of distributions	32,143,113	37,167,136
Cost of shares redeemed	(145,449,611)	(64,553,057)

Net increase (decrease) in net assets resulting from share transactions	(30,666,897)	72,545,892

TOTAL INCREASE	54,583,331	129,447,842

Net Assets:

Beginning of year	371,060,674	241,612,832

End of year	$425,644,005	$371,060,674

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$11.90	$9.78	$19.73	$15.83	$15.62

Net investment income (loss)(a)	— (b)	0.03	0.06	0.09	0.07

Net realized and unrealized gain (loss)	4.79	3.43	(0.18)	4.77	0.24

Total from investment operations	4.79	3.46	(0.12)	4.86	0.31

Distributions to shareholders from net investment income	(0.01)	(0.04)	(0.10)	(0.10)	(0.10)

Distributions to shareholders from net realized gains	(1.25)	(1.30)	(9.73)	(0.86)	— (b)

Total distributions	(1.26)	(1.34)	(9.83)	(0.96)	(0.10)

Net asset value, end of year	$15.43	$11.90	$9.78	$19.73	$15.83

Total return(c)	40.37%	35.53%	(1.04)%	30.66%	1.98%

Net assets, end of year (in 000s)	$167,930	$129,686	$102,199	$115,693	$98,090

Ratio of net expenses to average net assets	0.74%	0.77%	0.74%	0.76%	0.79%

Ratio of total expenses to average net assets	0.81%	0.85%	0.82%	0.82%	0.84%

Ratio of net investment income (loss) to average net assets	(0.01)%	0.29%	0.30%	0.48%	0.48%

Portfolio turnover rate(e)	45%	44%	41%	37%	72%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$11.91	$9.78	$19.68	$15.79	$15.59

Net investment income (loss)(a)	(0.03)	0.01	0.01	0.04	0.03

Net realized and unrealized gain (loss)	4.78	3.43	(0.18)	4.76	0.23

Total from investment operations	4.75	3.44	(0.17)	4.80	0.26

Distributions to shareholders from net investment income	—	(0.01)	—	(0.05)	(0.06)

Distributions to shareholders from net realized gains	(1.25)	(1.30)	(9.73)	(0.86)	— (b)

Total distributions	(1.25)	(1.31)	(9.73)	(0.91)	(0.06)

Net asset value, end of year	$15.41	$11.91	$9.78	$19.68	$15.79

Total return(c)	39.98%	35.32%	(1.32)%	30.36%	1.69%

Net assets, end of year (in 000s)	$257,714	$241,375	$139,414	$425,679	$368,242

Ratio of net expenses to average net assets	0.99%	1.02%	0.99%	1.01%	1.04%

Ratio of total expenses to average net assets	1.06%	1.10%	1.07%	1.07%	1.08%

Ratio of net investment income (loss) to average net assets	(0.24)%	0.04%	0.04%	0.23%	0.22%

Portfolio turnover rate(d)	45%	44%	41%	37%	72%
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. At a special meeting of shareholders on January 8, 2021, the Fund’s shareholders approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified”. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$11,380,987	$—	$—
North America	410,591,152	—	—
Investment Company	3,315,576	—	—
Securities Lending Reinvestment Vehicle	4,259,666	—	—

Total	$429,547,381	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.71%	0.64%	0.61%	0.59%	0.58%	0.71%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $5,449 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$5,449	$1,117	$254,005	$260,571

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2020, Goldman Sachs earned $4,136 in brokerage commissions from portfolio transactions.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2020

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
$1,563,204	$111,459,847	$(109,707,475)	$3,315,576	3,315,576	$8,271

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $163,819,002 and $229,465,443, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    SECURITIES LENDING (continued)

the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$1,651,105	$31,755,402	$(29,146,841)	$4,259,666

7.     TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$658,803	$6,087,164
Net long-term capital gains	36,508,333	26,055,949
Total taxable distributions	$37,167,136	$32,143,113

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,152,654
Undistributed long-term capital gains	6,151,161
Total undistributed earnings	$9,303,815
Unrealized gains — net	230,655,752
Total accumulated earnings — net	$239,959,567

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$198,891,628
Gross unrealized gain	230,756,900
Gross unrealized loss	(101,148)
Net unrealized gain	$230,655,752

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2020

7.    TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

10.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	604,593	$7,949,713	583,898	$7,062,304
Reinvestment of distributions	843,114	12,680,432	1,118,249	13,128,250
Shares redeemed	(1,460,048)	(19,161,362)	(1,261,183)	(14,783,803)
	(12,341)	1,468,783	440,964	5,406,751
Service Shares
Shares sold	6,377,786	74,689,888	8,337,088	92,869,509
Reinvestment of distributions	1,295,784	19,462,681	2,045,863	24,038,886
Shares redeemed	(11,218,495)	(126,288,249)	(4,367,583)	(49,769,254)
	(3,544,925)	(32,135,680)	6,015,368	67,139,141

NET INCREASE (DECREASE)	(3,557,266)	$(30,666,897)	6,456,332	$72,545,892

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Strategic Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Strategic Growth Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Voting Results of Joint Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of the Goldman Sachs Variable Insurance Trust Strategic Growth Fund was held on January 8, 2021 to consider and act upon a proposal to approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and eliminate the Fund’s related fundamental investment restriction.

The shareholders voted as follows:

Proposal 1	For	Against/Withhold	Abstain

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for the Fund.	21,360,462.737	1,890,396.988	2,070,989.714

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,286.20		$4.25
Hypothetical 5% return	1,000	1,021.42+		3.76
Service

Actual	1,000	1,284.60		5.69
Hypothetical 5% return	1,000	1,020.16	+	5.03

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74%, and 0.99% for Institutional and Service Shares, respectively.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 26.14% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $26,055,949 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2020.

28

TRUSTEES	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Jessica Palmer, Chair
Dwight L. Bush
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

© 2021 Goldman Sachs. All rights reserved.

VITGRWAR-21 229751-OTU-1351857

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

International Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discuss the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 6.79% and 6.53%, respectively. These returns compare to the 7.79% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Standard Index (net, USD, unhedged) (the “MSCI EAFE Standard Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

During the first quarter of 2020, COVID-19 wreaked havoc across countries, communities and industries alike, disrupting global supply chains, international trade and private consumption patterns across the world. While different countries took varied degrees of measures in an effort to combat the pandemic, containment through social distancing and lockdowns were the broader theme of the season. With more than 100 countries closing borders, the movement of people, tourism flows and virtually all economic activities came to a screeching halt. In turn, March 2020 was a historic month for all asset classes and for equities in particular, with all leading equity markets across the world experiencing one of the largest single-month declines since October 2008. Many international equity markets — in economies large and small — went into a tailspin, enduring declines of 30% or more at the trough. Exacerbating matters was the failure of oil-producing nations to agree to production cuts, which resulted in increased supply amid pandemic-driven reduced demand, applying downward pressure on oil prices.

During the second quarter of 2020, equity markets across the world gained on optimism around a global economic recovery as lockdown measures began to ease. Investors largely looked past not only first calendar quarter corporate earnings but also weak macroeconomic data, fears of a second wave of COVID-19 and a bleak U.S. economic outlook from the U.S. Federal Reserve (the “Fed”). The European equity markets were supported by a larger than consensus expected stimulus boost from the European Central Bank’s (“ECB”) Pandemic Emergency Purchase Programme (“PEPP”) and the European Union’s (“EU”) proposed €750 billion COVID-19 recovery plan. In June, the ECB increased its PEPP by another €600 billion and extended its purchases through June 2021. The ECB also began offering euro liquidity to non-Euro area central banks in response to the COVID-19 crisis. In the Euro area, June’s composite Purchasing Managers Index rebounded by 15.6 points to 47.5, consistent with the easing of lockdown measures and improvements in high-frequency activity data. Japanese equity markets rallied in April and May 2020, recovering from the downturn that had started in February 2020. Its market recovery was driven by a rebound in valuations, particularly in cyclical sectors that bore most of the brunt during the prior quarter’s sell-off.

International equity markets rallied in July and August 2020, buoyed by supportive industrial and labor data, optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. This was followed by a decline in September, with a spike in COVID-19 cases globally, a pullback in information technology sector performance, and the U.S. Fed’s perspective on further policy support. European equities ended the third calendar quarter flat. While major corporate earnings beats of consensus expectations provided some support, European stock markets were pressured by rising worries around a second wave of COVID-19, and the direction of Brexit negotiations remained a key concern. (Brexit is the popular term for the U.K.’s path out of the European Union.) In the Euro area, the flash composite Purchasing Managers Index reached a three-month low in September. The manufacturing sector, however, continued to see growth, led by Germany’s surge in output. The U.K. presented an Internal Market Bill to its parliament containing provisions that conflict with the EU-U.K. Withdrawal Agreement reached earlier in the year. But the U.K. and Japan finalized a free-trade agreement, the U.K.’s first major post-Brexit accord. The Japanese equity market slowed in September from its year-to-date high in August amidst increasing U.S.-China tensions and ongoing strength of the yen. However, the downside was limited by better than consensus expected Japanese Gross Domestic Product (“GDP”) numbers, lowering of COVID-19 alerts in Tokyo and easing of restrictions in Japan. Yoshihide Suga was elected as Japan’s Prime Minister in mid-September, becoming the country’s first new leader in nearly eight years. In September, the Bank of Japan upgraded its assessment of Japan’s economy, stating it had started to pick up after a difficult period caused by the COVID-19 pandemic.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

After declining for a second consecutive month in October 2020, international equity markets then rallied in the last two months of the calendar year, with cyclical and value-oriented stocks outperforming growth-oriented names in a reversal of a long-standing trend. Equity markets recovered on resolution of the U.S. election results. The announcement of promising data from three COVID-19 vaccine developers gave further boost to investor sentiment and the prospects of a global economic recovery. Still, rising COVID-19 cases and renewed activity restrictions cast concerns on the near term, and policy uncertainties around more stimulus in the U.S., Fed facilities and the EU recovery fund also weighed on the outlook. While European equities faced some headwinds from increasing COVID-19 cases and heightened lockdown restrictions, spillover optimism from the U.S. elections boosted European stocks. However, the Euro area’s composite Purchasing Managers Index declined sharply from 50.0 in October to 45.1 in November. At a country level, France was a detractor, while Germany performed well, mirroring the pattern of the Euro area’s first wave of COVID-19 earlier in 2020. In the U.K., third quarter GDP rose by 15.5% quarter over quarter non-annualized, the sharpest quarterly expansion on record. The Japanese equity market rallied, driven by global cues, particularly around COVID-19 vaccines and U.S. Presidential election related news. The Japanese equity market closed 2020 at its highest level since November 1991.

For the Reporting Period overall, eight of the 11 sectors of the MSCI EAFE gained, with information technology leading the way, followed by communication services and materials. Energy was the weakest performer on the basis of total return during the Reporting Period, followed by real estate and financials.

From a country perspective, Denmark, Sweden, the Netherlands, Ireland and Finland were the strongest individual country constituents in the MSCI EAFE Standard Index on a relative basis during the Reporting Period. The U.K., Belgium, Singapore, Spain and Austria most significantly lagged the MSCI EAFE Standard Index on a relative basis during the Reporting Period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund posted solid absolute gains but underperformed the MSCI EAFE Standard Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection overall, driven by these investment themes, diminished relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our four investment themes — Fundamental Mispricings and High Quality Business Models — detracted from the Fund’s relative performance. The other two investment themes — Market Themes & Trends and Sentiment Analysis contributed positively. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

How did the Fund’s sector and industry allocations affect relative performance during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Standard Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the MSCI EAFE Standard Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the MSCI EAFE Standard Index. The

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the consumer discretionary sector detracting most from results relative to the MSCI EAFE Standard Index, followed at some distance by investments in the industrials and utilities sectors. Holdings in the information technology, health care and financials sectors added most to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the MSCI EAFE Standard Index were overweight positions in Australia-based oil and gas exploration and production company Santos and Japan-based correspondence educational services provider Benesse Holdings and an underweight position in France-based diversified luxury goods producer LVMH Moet Hennessy Louis Vuitton. The overweights in Santos and Benesse Holdings were implemented primarily because of our Market Themes & Trends investment theme. The underweight in LVMH Moet Hennessy Louis Vuitton was based primarily on our Fundamental Mispricings investment theme.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in Australia-based iron ore producer Fortescue Metals Group, Netherlands-based semiconductor machinery manufacturer ASM International and Sweden-based smokeless tobacco products manufacturer Swedish Match. The overweight in Fortescue Metals Group Ltd. was fueled mainly by our High Quality Business Models and Market Themes & Trends investment themes. The overweight in ASM International NV was based primarily on our Market Themes & Trends and High Quality Business Models investment themes. Driven mostly by our Fundamental Mispricings investment theme, the Fund benefited from its overweight in Swedish Match.

What impact did country selection have on the Fund’s relative performance during the Reporting Period?

To construct the Fund’s portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the MSCI EAFE Standard Index in terms of its country allocation. Changes in the Fund’s country weightings are generally the result of our stock picking.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the first half of the Reporting Period, we introduced a new Fundamental Mispricings signal into all of our regional models. This signal seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects. In our country selection model, we introduced a signal under our Momentum investment theme that seeks to identify which countries have strong business relationships and may grow together. The signal does so by using linkages inferred from company-level supply chain data. Additionally, we introduced another Momentum signal in our developed markets model that parses through news articles about central bank activity or statements, seeking information that may impact the attractiveness of markets.

During the second half of the Reporting Period, we introduced a new signal within our High Quality Business Models investment theme. The signal evaluates the overlap in tenure of a company’s C-Suite executives as well as other management positions, as we believe companies that exhibit less turnover in their senior-most management teams are likely to outperform in the long run. We also introduced a strategic climate-aware tilt with longer-term return expectations within our portfolio construction process. This tilt is designed to reduce the Fund’s exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become even more important in determining the attractiveness of companies in the future.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the second part of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

What were the Fund’s sector and country weightings at the end of the Reporting Period?

As of December 31, 2020, the Fund was overweight the health care and communication services sectors relative to the MSCI EAFE Standard Index. The Fund was underweight utilities and consumer staples and was rather neutral to the MSCI EAFE Standard Index in industrials, materials, consumer discretionary, real estate, information technology, financials and energy on the same date.

In terms of countries, the Fund was overweight relative to the MSCI EAFE Standard Index in Japan, Switzerland and the Netherlands. Compared to the MSCI EAFE Standard Index, the Fund was underweight in France, the U.K. and Germany and was relatively neutral compared to the MSCI EAFE Standard Index in the remaining constituents of the MSCI EAFE Standard Index at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Index Definitions

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

It is not possible to invest directly in an index.

5

FUND BASICS

International Equity Insights Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business	Country
Nestle SA (Registered)	2.5%	Food, Beverage & Tobacco	Switzerland
Roche Holding AG	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Toyota Motor Corp.	1.7	Automobiles & Components	Japan
ASML Holding NV	1.6	Semiconductors & Semiconductor Equipment	Netherlands
Allianz SE (Registered)	1.3	Insurance	Germany
AIA Group Ltd.	1.3	Insurance	Hong Kong
Novartis AG (Registered)	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Schneider Electric SE	1.2	Capital Goods	France
Rio Tinto plc ADR	1.2	Materials	Australia
Sanofi	1.2	Pharmaceuticals, Biotechnology & Life Sciences	France

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Institutional	6.79%	5.45%	4.54%
Service	6.53%	5.20%	4.28%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 97.7%
Australia – 7.9%
74,127	Brambles Ltd. (Commercial & Professional Services)	$608,012
53,339	Fortescue Metals Group Ltd. (Materials)	963,430
9,689	Glencore plc (Materials)*	30,770
50,111	Goodman Group (REIT)	732,496
15,465	JB Hi-Fi Ltd. (Retailing)	580,634
14,219	Mineral Resources Ltd. (Materials)	411,114
45,798	Origin Energy Ltd. (Energy)	168,142
3,289	Premier Investments Ltd. (Retailing)	59,668
1,542	REA Group Ltd. (Media & Entertainment)	176,632
8,411	Rio Tinto Ltd. (Materials)	739,676
15,701	Rio Tinto plc ADR (Materials)	1,181,029
37,421	Santos Ltd. (Energy)	181,219
25,871	Sonic Healthcare Ltd. (Health Care Equipment & Services)	641,001
13,348	Washington H Soul Pattinson & Co. Ltd. (Energy)	310,500
19,158	Wesfarmers Ltd. (Retailing)	744,616
20,355	Worley Ltd. (Energy)	179,788

		7,708,727

Belgium – 1.2%
10,897	bpost SA (Transportation)*	112,636
10,124	KBC Group NV (Banks)	708,489
10,368	Warehouses De Pauw CVA (REIT)	359,444

		1,180,569

China – 0.5%
248,400	Chow Tai Fook Jewellery Group Ltd. (Retailing)	312,318
9,500	ENN Energy Holdings Ltd. (Utilities)	139,457

		451,775

Denmark – 2.9%
86	AP Moller – Maersk A/S Class A (Transportation)	177,657
44	AP Moller – Maersk A/S Class B (Transportation)	97,911
3,279	Carlsberg A/S Class B (Food, Beverage & Tobacco)	525,665
3,978	DSV PANALPINA A/S (Transportation)	668,550
1,609	GN Store Nord A/S (Health Care Equipment & Services)	128,260
16,180	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,128,703
450	Pandora A/S (Consumer Durables & Apparel)	50,363
550	Solar A/S Class B (Capital Goods)	32,500

		2,809,609

Common Stocks – (continued)
Finland – 0.6%
24,623	Kesko OYJ Class B (Food & Staples Retailing)	631,989

France – 7.4%
3,415	Airbus SE (Capital Goods)*	374,777
751	Arkema SA (Materials)	85,931
20,209	BNP Paribas SA (Banks)*	1,066,877
512	Cie de Saint-Gobain (Capital Goods)	23,548
5,483	CNP Assurances (Insurance)*	89,083
3,922	Gecina SA (REIT)	609,871
2,917	IPSOS (Media & Entertainment)	98,439
5,300	Legrand SA (Capital Goods)	474,120
39,707	Rexel SA (Capital Goods)*	626,709
802	Safran SA (Capital Goods)*	113,671
11,789	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,142,625
1,642	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	584,132
8,247	Schneider Electric SE (Capital Goods)	1,191,918
2,136	Teleperformance (Commercial & Professional Services)	709,112
458	Trigano SA (Automobiles & Components)	81,018

		7,271,831

Germany – 7.2%
5,341	Allianz SE (Registered) (Insurance)	1,312,139
5,679	Aurubis AG (Materials)	443,181
6,199	Bayerische Motoren Werke AG (Automobiles & Components)	547,103
5,770	Daimler AG (Registered) (Automobiles & Components)	408,974
16,900	Deutsche Post AG (Registered) (Transportation)	837,155
1,853	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	154,517
4,787	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	221,360
1,467	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	158,199
2,376	Hapag-Lloyd AG (Transportation)(a)	266,753
3,371	Henkel AG & Co. KGaA (Preference) (Household & Personal Products)(b)	380,095
9,391	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(b)	648,701
1,622	Rheinmetall AG (Capital Goods)	171,733
2,800	SAF-Holland SE (Automobiles & Components)*	38,239
57	Sartorius AG (Preference) (Health Care Equipment & Services)(b)	24,007
7,768	Scout24 AG (Media & Entertainment)(a)	634,753

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
4,501	Volkswagen AG (Preference) (Automobiles & Components)(b)	$841,164

		7,088,073

Hong Kong – 3.2%
106,000	AIA Group Ltd. (Insurance)	1,291,729
4,000	CK Asset Holdings Ltd. (Real Estate)	20,467
54,000	CLP Holdings Ltd. (Utilities)	499,319
48,400	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	104,989
47,000	Sun Hung Kai Properties Ltd. (Real Estate)	601,082
45,000	Techtronic Industries Co. Ltd. (Capital Goods)	643,204

		3,160,790

Ireland – 0.1%
2,958	Smurfit Kappa Group plc (Materials)	138,161

Israel – 0.1%
2,710	Plus500 Ltd. (Diversified Financials)	53,689

Italy – 2.2%
6,338	Buzzi Unicem SpA (Materials)	151,305
109,759	Enel SpA (Utilities)	1,116,769
1,743	Ferrari NV (Automobiles & Components)	404,274
14,823	Prysmian SpA (Capital Goods)	527,590

		2,199,938

Japan – 27.8%
6,000	AGC, Inc. (Capital Goods)	209,814
10,200	Aisin Seiki Co. Ltd. (Automobiles & Components)	305,890
12,500	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	164,936
16,900	Benesse Holdings, Inc. (Consumer Services)	330,166
10,000	Chubu Electric Power Co., Inc. (Utilities)	120,680
6,100	Daiwa House Industry Co. Ltd. (Real Estate)	181,370
15,100	DCM Holdings Co. Ltd. (Retailing)	172,609
32,300	DeNA Co. Ltd. (Media & Entertainment)	574,971
19,600	Dentsu Group, Inc. (Media & Entertainment)	583,333
500	Dowa Holdings Co. Ltd. (Materials)	18,125
32,400	ENEOS Holdings, Inc. (Energy)	116,371
2,500	FANUC Corp. (Capital Goods)	617,123
4,900	Fujitsu Ltd. (Software & Services)	708,224
3,200	GMO internet, Inc. (Software & Services)	91,888
32,600	Honda Motor Co. Ltd. (Automobiles & Components)	919,851
6,900	Hoya Corp. (Health Care Equipment & Services)	955,614

Common Stocks – (continued)
Japan – (continued)
34,200	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	697,241
2,100	KDDI Corp. (Telecommunication Services)	62,266
30,400	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	717,835
800	Komeri Co. Ltd. (Retailing)	22,618
12,500	Konami Holdings Corp. (Media & Entertainment)	703,328
12,000	K’s Holdings Corp. (Retailing)	167,205
10,600	M3, Inc. (Health Care Equipment & Services)	1,001,354
6,900	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	135,713
4,500	Marubeni Corp. (Capital Goods)	29,981
50,300	Mitsubishi Electric Corp. (Capital Goods)	760,217
159,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	705,320
3,100	Mixi, Inc. (Media & Entertainment)	76,954
12,100	NEC Corp. (Software & Services)	649,887
15,500	NGK Insulators Ltd. (Capital Goods)	239,502
400	Nippon Express Co. Ltd. (Transportation)	26,907
18,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	477,257
1,000	Nitori Holdings Co. Ltd. (Retailing)	209,101
9,100	Nitto Denko Corp. (Materials)	815,178
1,600	Nomura Research Institute Ltd. (Software & Services)	57,238
7,500	Omron Corp. (Technology Hardware & Equipment)	669,535
7,000	Open House Co. Ltd. (Real Estate)	257,516
51,900	ORIX Corp. (Diversified Financials)	798,436
600	PeptiDream, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	30,520
33,600	Ricoh Co. Ltd. (Technology Hardware & Equipment)	220,950
6,700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	649,503
22,500	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	355,182
5,400	Seiko Epson Corp. (Technology Hardware & Equipment)	80,245
3,300	Seino Holdings Co. Ltd. (Transportation)	46,568
11,100	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	393,058
8,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	437,372
9,400	SoftBank Group Corp. (Telecommunication Services)	729,770
3,800	Sony Corp. (Consumer Durables & Apparel)	382,919

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
24,800	Subaru Corp. (Automobiles & Components)	$496,222
29,600	Sumitomo Corp. (Capital Goods)	392,287
14,900	Sumitomo Electric Industries Ltd. (Automobiles & Components)	197,437
20,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	641,662
6,300	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	223,142
32,500	T&D Holdings, Inc. (Insurance)	384,438
1,700	Taiheiyo Cement Corp. (Materials)	42,583
25,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	915,591
300	TDK Corp. (Technology Hardware & Equipment)	45,265
34,100	Teijin Ltd. (Materials)	641,697
17,100	TIS, Inc. (Software & Services)	350,542
2,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	747,126
1,400	Tokyo Ohka Kogyo Co. Ltd. (Materials)	98,349
3,400	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	159,973
3,000	Tosoh Corp. (Materials)	46,872
5,200	Toyo Seikan Group Holdings Ltd. (Materials)	56,947
21,500	Toyota Motor Corp. (Automobiles & Components)	1,659,158
119,200	Yamada Holdings Co. Ltd. (Retailing)	633,312
4,900	Yamato Holdings Co. Ltd. (Transportation)	125,110
108,400	Z Holdings Corp. (Media & Entertainment)	655,954

		27,191,308

Luxembourg – 0.7%
3,703	APERAM SA (Materials)	154,102
6,300	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)*	528,204

		682,306

Netherlands – 6.1%
4,514	Akzo Nobel NV (Materials)	484,508
3,563	ASM International NV (Semiconductors & Semiconductor Equipment)	777,522
3,302	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,598,753
916	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	55,007
834	Flow Traders (Diversified Financials)(a)	27,611

Common Stocks – (continued)
Netherlands – (continued)
26,833	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	756,995
524	Koninklijke Philips NV (Health Care Equipment & Services)*	28,227
10,863	Randstad NV (Commercial & Professional Services)*	703,191
21,944	Royal Dutch Shell plc Class A (Energy)	386,280
9,689	Royal Dutch Shell plc Class B ADR (Energy)	325,647
9,819	Signify NV (Capital Goods)*(a)	412,263
1,439	Van Lanschot Kempen NV CVA (Banks)	36,806
4,492	Wolters Kluwer NV (Commercial & Professional Services)	378,977

		5,971,787

New Zealand – 0.8%
4,095	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	97,251
6,244	Xero Ltd. (Software & Services)*	708,689

		805,940

Norway – 0.9%
114,608	Norsk Hydro ASA (Materials)	533,395
14,968	Orkla ASA (Food, Beverage & Tobacco)	151,962
3,067	Scatec ASA (Utilities)(a)	122,141
13,410	Wallenius Wilhelmsen ASA (Transportation)	36,395

		843,893

Singapore – 1.2%
38,459	DBS Group Holdings Ltd. (Banks)	728,826
24,200	United Overseas Bank Ltd. (Banks)	412,475

		1,141,301

South Africa – 0.9%
25,588	Anglo American plc (Materials)	844,973

Spain – 2.3%
99,647	Banco Bilbao Vizcaya Argentaria SA (Banks)	493,911
327,153	Banco Santander SA (Banks)	1,020,174
8,274	Cellnex Telecom SA (Telecommunication Services)(a)	496,878
7,079	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	206,682

		2,217,645

Sweden – 1.9%
2,362	Investor AB Class A (Diversified Financials)	171,074
8,817	Investor AB Class B (Diversified Financials)	641,731
2,834	Swedish Match AB (Food, Beverage & Tobacco)	220,544

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
33,905	Volvo AB Class B (Capital Goods)*	$802,636

		1,835,985

Switzerland – 12.2%
5,724	ABB Ltd. (Registered) (Capital Goods)	160,554
10,963	Adecco Group AG (Registered) (Commercial & Professional Services)	730,173
348	Kuehne + Nagel International AG (Registered) (Transportation)	78,968
1,214	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	782,018
20,506	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,424,041
13,523	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,273,298
5,975	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,081,213
61	Sika AG (Registered) (Materials)	16,628
2,644	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	687,687
8,843	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	329,909
467	Swatch Group AG (The) (Consumer Durables & Apparel)	126,951
1,537	Swiss Life Holding AG (Registered) (Insurance)*	716,965
1,194	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	585,636
65,173	UBS Group AG (Registered) (Diversified Financials)	917,625
2,357	Zurich Insurance Group AG (Insurance)	993,290

		11,904,956

United Kingdom – 9.6%
29,481	3i Group plc (Diversified Financials)	466,299
4,918	Associated British Foods plc (Food, Beverage & Tobacco)*	151,842
8,042	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	402,020
162,324	Aviva plc (Insurance)	722,023
144,369	Barclays plc (Banks)	289,618
43,920	boohoo Group plc (Retailing)*	206,173
22,941	BP plc ADR (Energy)	470,749
8,965	British American Tobacco plc (Food, Beverage & Tobacco)	332,932
76,415	BT Group plc (Telecommunication Services)*	137,735
1,400	Clarkson plc (Transportation)	51,692

Common Stocks – (continued)
United Kingdom – (continued)
53,202	CNH Industrial NV (Capital Goods)*	668,771
2,460	Diageo plc (Food, Beverage & Tobacco)	97,339
5,061	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	275,789
84,554	Direct Line Insurance Group plc (Insurance)	369,814
19,006	Entain plc (Consumer Services)	294,798
21,005	Experian plc (Commercial & Professional Services)	797,952
16,876	Fiat Chrysler Automobiles NV (Automobiles & Components)*	304,883
1,177	Games Workshop Group plc (Consumer Durables & Apparel)	180,224
9,348	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	344,006
34,232	Imperial Brands plc (Food, Beverage & Tobacco)	718,002
438,726	ITV plc (Media & Entertainment)*	639,306
21,658	JD Sports Fashion plc (Retailing)*	254,444
93,987	Legal & General Group plc (Insurance)	342,527
115,113	Melrose Industries plc (Capital Goods)*	280,460
7,805	Rentokil Initial plc (Commercial & Professional Services)	54,418
15,019	Segro plc (REIT)	194,883
36,643	Tate & Lyle plc (Food, Beverage & Tobacco)	337,636

		9,386,335

TOTAL INVESTMENTS – 97.7%
(Cost $81,381,587)		$95,521,580

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		2,278,156

NET ASSETS – 100.0%		$97,799,736

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2020

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	21	03/19/2021	$910,740	$12,514
FTSE 100 Index	4	03/19/2021	351,174	(1,907)
MSCI Singapore Index	1	01/28/2021	24,463	(68)
SPI 200 Index	1	03/18/2021	125,992	(644)
TOPIX Index	3	03/11/2021	524,285	15,460

Total Futures Contracts				$25,355

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $81,381,587)	$95,521,580
Cash	755,442
Foreign currencies, at value (cost $1,327,356)	1,357,805
Receivables:
Foreign tax reclaims	357,186
Collateral on certain derivative contracts	180,339
Dividends	92,640
Reimbursement from investment adviser	40,106
Fund shares sold	854

Other assets	496

Total assets	98,306,448

Liabilities:
Variation margin on futures	5,323
Payables:
Fund shares redeemed	92,734
Management fees	66,064
Distribution and Service fees and Transfer Agency fees	11,575
Accrued expenses	331,016

Total liabilities	506,712

Net Assets:
Paid-in capital	95,431,486
Total distributable earnings (loss)	2,368,250

NET ASSETS	$97,799,736
Net Assets:
Institutional	$50,114,278
Service	47,685,458

Total Net Assets	$97,799,736
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,814,238
Service	5,509,140
Net asset value, offering and redemption price per share:
Institutional	$8.62
Service	8.66

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $193,411)	$1,844,032
Income from non-cash dividends	172,524
Securities lending income — affiliated issuer	4,257
Dividends — affiliated issuers	174

Total investment income	2,020,987

Expenses:
Management fees	670,183
Professional fees	165,575
Custody, accounting and administrative services	151,394
Distribution and (12b-1) Service fees	101,959
Printing and mailing costs	80,959
Trustee fees	20,595
Transfer Agency fees(a)	16,546
Other	23,222

Total expenses	1,230,433

Less — expense reductions	(406,711)

Net expenses	823,722

NET INVESTMENT INCOME	1,197,265

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(4,161,076)
Futures contracts	(63,592)
Foreign currency transactions	18,145
Net change in unrealized gain on:
Investments — unaffiliated issuers	8,116,044
Futures contracts	34,205
Foreign currency translation	32,961

Net realized and unrealized gain	3,976,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,173,952

(a) Institutional and Service Shares incurred Transfer Agency fees of $8,390 and $8,156, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$1,197,265	$1,762,250
Net realized loss	(4,206,523)	(5,158,069)
Net change in unrealized gain	8,183,210	17,726,059

Net increase in net assets resulting from operations	5,173,952	14,330,240

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(717,721)	(1,025,867)
Service Shares	(579,185)	(1,031,832)

Total distributions to shareholders	(1,296,906)	(2,057,699)

From share transactions:
Proceeds from sales of shares	15,760,187	16,601,906
Reinvestment of distributions	1,296,906	2,057,699
Cost of shares redeemed	(15,650,946)	(20,167,663)

Net increase (decrease) in net assets resulting from share transactions	1,406,147	(1,508,058)

TOTAL INCREASE	5,283,193	10,764,483

Net Assets:

Beginning of year	92,516,543	81,752,060

End of year	$97,799,736	$92,516,543

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$8.19	$7.08	$10.88	$8.75	$9.19

Net investment income(a)	0.12	0.17	0.19	0.17	0.17	(b)

Net realized and unrealized gain (loss)	0.43	1.14	(1.94)	2.16	(0.42)

Total from investment operations	0.55	1.31	(1.75)	2.33	(0.25)

Distributions to shareholders from net investment income	(0.12)	(0.20)	(0.21)	(0.20)	(0.19)

Distributions to shareholders from net realized gains	—	— (c)	(1.84)	—	—

Total distributions	(0.12)	(0.20)	(2.05)	(0.20)	(0.19)

Net asset value, end of year	$8.62	$8.19	$7.08	$10.88	$8.75

Total return(d)	6.79%	18.45%	(16.28)%	26.60%	(2.72)%

Net assets, end of year (in 000s)	$50,114	$43,632	$37,829	$41,512	$37,061

Ratio of net expenses to average net assets	0.87%	0.90%	0.87%	0.87%	0.89%

Ratio of total expenses to average net assets	1.37%	1.31%	1.23%	1.02%	1.06%

Ratio of net investment income to average net assets	1.59%	2.14%	1.79%	1.69%	1.94	%(b)

Portfolio turnover rate(e)	175%	146%	156%	23%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$8.23	$7.11	$10.91	$8.78	$9.21

Net investment income(a)	0.10	0.15	0.14	0.14	0.15	(b)

Net realized and unrealized gain (loss)	0.44	1.15	(1.93)	2.16	(0.42)

Total from investment operations	0.54	1.30	(1.79)	2.30	(0.27)

Distributions to shareholders from net investment income	(0.11)	(0.18)	(0.17)	(0.17)	(0.16)

Distributions to shareholders from net realized gains	—	— (c)	(1.84)	—	—

Total distributions	(0.11)	(0.18)	(2.01)	(0.17)	(0.16)

Net asset value, end of year	$8.66	$8.23	$7.11	$10.91	$8.78

Total return(d)	6.53%	18.23%	(16.55)%	26.21%	(2.86)%

Net assets, end of year (in 000s)	$47,685	$48,884	$43,923	$123,778	$105,362

Ratio of net expenses to average net assets	1.12%	1.15%	1.12%	1.12%	1.14%

Ratio of total expenses to average net assets	1.61%	1.55%	1.43%	1.27%	1.31%

Ratio of net investment income to average net assets	1.30%	1.89%	1.30%	1.44%	1.68	%(b)

Portfolio turnover rate(e)	175%	146%	156%	23%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$844,973	$—
Asia	—	31,998,863	—
Australia and Oceania	1,181,029	7,333,638	—
Europe	3,524,949	50,638,128	—

Total	$4,705,978	$90,815,602	$—

Derivative Type

Assets(b)
Futures Contracts	$27,974	$—	$—

Liabilities(a)
Futures Contracts	$(2,619)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$27,974	Variation margin on futures contracts	$(2,619)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2020 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(63,592)	$34,205	18

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2020.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $110 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$110	$1,266	$405,335	$406,711

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F. Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company
$—	$6,064,427	$(6,064,427)	$—	—	$174

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $142,499,071 and $141,446,778, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

7.    SECURITIES LENDING (continued)

loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2020.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2020		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs

$473	$5	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$—	$5,730,795	$(5,730,795)	$—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$2,054,816	$1,296,906
Net long-term capital gains	2,883	—
Total taxable distributions	$2,057,699	$1,296,906

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

8.    TAX INFORMATION (continued)

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$526,566
Capital loss carryforwards:
Perpetual long-term	$(2,522,288)
Perpetual short-term	(9,204,202)
Total capital loss carryforwards	(11,726,490)
Unrealized gains — net	13,568,174
Total accumulated gains — net	$2,368,250

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$82,036,029
Gross unrealized gain	15,086,408
Gross unrealized loss	(1,518,234)
Net unrealized gain	$13,568,174

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

9.    OTHER RISKS (continued)

fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,077,909	$8,130,619	558,464	$4,460,851
Reinvestment of distributions	85,749	717,721	125,411	1,025,867
Shares redeemed	(674,822)	(4,959,840)	(703,402)	(5,506,238)
	488,836	3,888,500	(19,527)	(19,520)
Service Shares
Shares sold	1,003,024	7,629,568	1,537,107	12,141,055
Reinvestment of distributions	68,869	579,185	125,527	1,031,832
Shares redeemed	(1,502,901)	(10,691,106)	(1,901,273)	(14,661,425)
	(431,008)	(2,482,353)	(238,639)	(1,488,538)

NET INCREASE (DECREASE)	57,828	$1,406,147	(258,166)	$(1,508,058)

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs International Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs International Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,208.30		$4.83
Hypothetical 5% return	1,000	1,020.76	+	4.42
Service

Actual	1,000	1,206.10		6.21
Hypothetical 5% return	1,000	1,019.51	+	5.69

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year end December 31, 2020, the International Equity Insights Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Insights Fund from sources within foreign countries and possessions of the United States was $0.1357 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year December 31, 2020 from foreign sources was 82.04%. The total amount of foreign taxes paid by the Fund was $0.0166 per share.

34

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund.

© 2021 Goldman Sachs. All rights reserved.

VITINTLAR-21/229741-OTU-1350943

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2020

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2020 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 17.49% and 17.27%, respectively. These returns compare to the 18.34% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.34% during the Reporting Period.

The U.S. equity market fell significantly in the first quarter of 2020, selling off as the outbreak and subsequent spread of COVID-19 caused non-essential businesses to close. Jobless claims increased to 6.6 million, and nonfarm payrolls decreased by 701,000 for the month of March, leading the U.S. government to respond with aggressive economic stimulus and the U.S. Federal Reserve (the “Fed”) to respond with unprecedented monetary policy stimulus, including lowering its targeted federal funds rate to zero and re-introducing and expanding its quantitative easing programs. Exacerbating matters was oil prices that fell as supply increased and demand decreased.

After hitting a low on March 23, 2020, the U.S. equity market then rose in the subsequent three quarters of 2020. In the second calendar quarter, the U.S. equity market appreciated despite a surge in COVID-19 cases in regional pockets of the country, causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as nonfarm payrolls increasing 7.3 million during May and June 2020, driving the unemployment rate down to 11.1% from 14.7% in April. The U.S. equity markets continued to rally in the third quarter of 2020 despite ongoing pressure from the pandemic. Market strength was supported by a sharp cyclical recovery in economic data, with the Institute for Supply Management’s Manufacturing Purchasing Managers’ Index increasing to 56.0 in August, which is firmly in expansionary territory. Optimism around a potential COVID-19 vaccine also helped support equity markets during the quarter. Still, risks to the market persisted given political uncertainty ahead of the November 2020 U.S. elections, lower levels of Gross Domestic Product, heightened unemployment, questions around how quickly and effectively a vaccine could be distributed, and debates about the extent of a new stimulus package from the federal government. In the fourth quarter of 2020, U.S. stocks extended a broad-based recovery from their steep first quarter declines. Markets rallied on the prospect of an end to the global pandemic and its economic impact with approval and distribution of COVID-19 vaccines. While uncertainty surrounding the then-upcoming U.S. elections and other policy questions created the potential for higher market volatility, the Democratic victory of Joe Biden proved positive for equity markets over the near term. Also, after a historically sharp but short recession during the spring of 2020, many major economies, including that of the U.S., entered an early-cycle phase of recovery. Employment conditions improved, as temporary job losses were regained in some segments of the economy, and U.S. manufacturing activity recovered. Despite this improvement, reminders of a COVID-19 ceiling for industries hit hardest by the restrictions caused by the pandemic persisted.

For the Reporting Period overall, eight of the 11 sectors in the S&P 500® Index posted positive absolute returns, with seven of those eight generating double-digit gains. Information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, real estate and financials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by small-cap stocks, as measured by the Russell 2000® Index, and then by mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund posted robust double-digit absolute gains but underperformed the S&P 500® Index, with two of our quantitative model’s four investment themes detracting from results. Stock selection overall, driven by these investment themes, diminished relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Sentiment Analysis and High Quality Business Models — detracted from the Fund’s relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Market Themes & Trends and Fundamental Mispricings contributed positively to the Fund’s relative performance during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the S&P 500® Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the financials, industrials and real estate sectors detracting most from results relative to the S&P 500® Index. Stock selection in the information technology, energy and consumer discretionary sectors contributed most positively to the Fund’s results relative to the S&P 500® Index during the Reporting Period.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were overweight positions in oilfield services provider TechnipFMC, aircraft manufacturer Raytheon Technologies and banking services provider Zions Bancorporation. The Fund had an overweight position in TechnipFMC driven primarily by our Fundamental Mispricings investment theme. The Fund’s overweight in Raytheon was largely due to our Sentiment Analysis investment theme. The overweight in Zions Bancorporation was established primarily because of our Fundamental Mispricing investment theme.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in digital and mobile payments technology platform PayPal Holdings and e-commerce behemoth Amazon.com and from an underweight position in integrated energy company Exxon Mobil. The

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

overweight in PayPal Holdings was established primarily because of our Sentiment Analysis and Market Themes & Trends investment themes. The Fund was overweight Amazon.com due mostly to our Sentiment Analysis investment theme. The Fund’s underweight in Exxon Mobil was driven mainly by our Sentiment Analysis investment theme.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the first half of the Reporting Period, we introduced a number of new signals within our High Quality Business Models investment theme. The first signal, introduced in our U.S. region, uses machine learning and natural language processing techniques to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies using simple language are expected to perform better over the long term. The second signal, also introduced in the U.S. region, uses machine learning techniques to gauge the management quality of a company by assessing employee satisfaction and firm culture through employee reviews and ratings for companies. We also introduced a new Fundamental Mispricings signal into all of our regional models. This signal seeks to test investors’ under-reaction to a company’s short-term deviation in its fundamentals by simultaneously looking at a set of key profitability metrics that could point to a company’s long-term growth prospects.

During the second half of the Reporting Period, within our Sentiment Analysis investment theme, we introduced a number of new signals in the U.S. region. The first signal uses granular market data to understand market microstructures. The second is based on the quality of managements’ responses on earnings calls. This signal uses natural language processing techniques in order to capture the linguistic complexity of a company’s earnings call transcript, as we believe that companies that respond with fewer “non-answers” are expected to perform better over the long term. We also introduced new signals within our High Quality Business Models investment theme, particularly in the U.S. region. The first signal evaluates the overlap in tenure of a company’s C-Suite executives as well as other management positions, as we believe companies that exhibit less turnover in their senior-most management teams are likely to outperform in the long run. The second signal seeks to identify a company’s exposure to U.S. states based on search engine activity, as we believe that companies can be impacted by the economic conditions of regions beyond where their subsidiaries, offices or otherwise general businesses are physically located. We also introduced a strategic climate-aware tilt with longer-term return expectations within our portfolio construction process. This tilt is designed to reduce the Fund’s exposure to carbon transition risk using two proprietary measures of emissions intensity. We believe that the transition to a low-carbon economy is likely to become even more important in determining the attractiveness of companies in the future.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2020, the Fund was overweight the health care and real estate sectors relative to the S&P 500® Index. The Fund was underweight information technology and utilities and was rather neutrally weighted in consumer staples, consumer discretionary, communication services, financials, materials, energy and industrials compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2020

TOP TEN HOLDINGS AS OF 12/31/201

Holding	% of Net Assets	Line of Business
Microsoft Corp.	5.8%	Software & Services
Apple, Inc.	5.7	Technology Hardware & Equipment
Amazon.com, Inc.	4.2	Retailing
Facebook, Inc. Class A	3.1	Media & Entertainment
Alphabet, Inc. Class C	2.6	Media & Entertainment
PayPal Holdings, Inc.	1.9	Software & Services
Netflix, Inc.	1.8	Media & Entertainment
Alphabet, Inc. Class A	1.8	Media & Entertainment
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Walmart, Inc.	1.6	Food & Staples Retailing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2020

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2020

The following graph shows the value, as of December 31, 2020, of a $10,000 investment made on January 1, 2011 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2011 through December 31, 2020.

Average Annual Total Return through December 31, 2020	One Year	Five Years	Ten Years
Institutional	17.49%	13.64%	13.68%
Service	17.27%	13.41%	13.45%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2020

Shares	Description	Value

Common Stocks – 99.6%
Automobiles & Components – 2.4%
393,037	Ford Motor Co.	$3,454,795
8,099	General Motors Co.	337,242
38,779	Gentex Corp.	1,315,772
3,466	Tesla, Inc.*	2,445,852

		7,553,661

Banks – 1.4%
14,995	Bank of America Corp.	454,498
1,283	Citigroup, Inc.	79,110
10,650	First Republic Bank	1,564,805
4,413	JPMorgan Chase & Co.	560,760
6,407	Signature Bank	866,803
389	SVB Financial Group*	150,866
22,411	Wells Fargo & Co.	676,364

		4,353,206

Capital Goods – 5.9%
4,812	Allegion plc	560,021
5,979	AMETEK, Inc.	723,100
12,427	Caterpillar, Inc.	2,261,963
822	Dover Corp.	103,777
1,395	General Dynamics Corp.	207,604
50,439	General Electric Co.	544,741
6,377	Illinois Tool Works, Inc.	1,300,143
24,445	Johnson Controls International plc	1,138,893
5,977	Lennox International, Inc.	1,637,519
37,299	Masco Corp.	2,048,834
13,620	Otis Worldwide Corp.	920,031
13,291	PACCAR, Inc.	1,146,747
11,450	Parker-Hannifin Corp.	3,119,094
23,577	Raytheon Technologies Corp.	1,685,991
2,549	Teledyne Technologies, Inc.*	999,157
2,335	Trane Technologies plc	338,949
568	United Rentals, Inc.*	131,725

		18,868,289

Consumer Durables & Apparel – 1.0%
20,352	NIKE, Inc. Class B	2,879,197
9,944	Tapestry, Inc.	309,060

		3,188,257

Consumer Services – 1.6%
1,751	Chipotle Mexican Grill, Inc.*	2,428,129
28,824	Las Vegas Sands Corp.	1,717,910
1,832	Marriott International, Inc. Class A	241,678
7,843	Wynn Resorts Ltd.	884,926

		5,272,643

Diversified Financials – 6.0%
11,278	Ally Financial, Inc.	402,174
5,666	Berkshire Hathaway, Inc. Class B*	1,313,775
20,405	Capital One Financial Corp.	2,017,034
20,343	CME Group, Inc.	3,703,443
10,147	Jefferies Financial Group, Inc.	249,616
2,795	Moody’s Corp.	811,221
1,059	Raymond James Financial, Inc.	101,315

Common Stocks – (continued)
Diversified Financials – (continued)
11,585	S&P Global, Inc.	3,808,337
53,790	Starwood Property Trust, Inc. (REIT)	1,038,147
103,962	Synchrony Financial	3,608,521
37,836	Voya Financial, Inc.	2,225,135

		19,278,718

Energy – 1.7%
29,948	Chevron Corp.	2,529,108
24,378	EOG Resources, Inc.	1,215,731
2,113	Exxon Mobil Corp.	87,098
3,728	Hess Corp.	196,801
15,510	Kinder Morgan, Inc.	212,022
1,302	Pioneer Natural Resources Co.	148,285
49,416	Schlumberger NV	1,078,751

		5,467,796

Food & Staples Retailing – 3.1%
13,117	Costco Wholesale Corp.	4,942,223
35,570	Walmart, Inc.	5,127,416

		10,069,639

Food, Beverage & Tobacco – 2.5%
122	Boston Beer Co., Inc. (The) Class A*	121,304
39,538	Monster Beverage Corp.*	3,656,474
50,370	Philip Morris International, Inc.	4,170,132

		7,947,910

Health Care Equipment & Services – 6.9%
1,015	Align Technology, Inc.*	542,396
8,197	Anthem, Inc.	2,631,975
2,168	Cardinal Health, Inc.	116,118
4,733	Cigna Corp.	985,316
4,090	Cooper Cos., Inc. (The)	1,485,979
5,831	Danaher Corp.	1,295,298
7,571	Edwards Lifesciences Corp.*	690,702
22,267	HCA Healthcare, Inc.	3,662,031
34,246	Hologic, Inc.*	2,494,136
3,603	Humana, Inc.	1,478,203
1,079	Quidel Corp.*	193,842
324	UnitedHealth Group, Inc.	113,620
21,825	Universal Health Services, Inc. Class B	3,000,938
12,086	West Pharmaceutical Services, Inc.	3,424,085

		22,114,639

Household & Personal Products – 1.5%
14,262	Estee Lauder Cos., Inc. (The) Class A	3,796,402
14,175	Herbalife Nutrition Ltd.*	681,109
2,186	Procter & Gamble Co. (The)	304,160

		4,781,671

Insurance – 2.8%
6,698	American Financial Group, Inc.	586,879
6,938	Aon plc Class A	1,465,791
25,242	Arch Capital Group Ltd.*	910,479
7,154	Athene Holding Ltd. Class A*	308,624

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
23,035	Chubb Ltd.	$3,545,547
14,856	First American Financial Corp.	767,015
6,778	Globe Life, Inc.	643,639
18,799	Old Republic International Corp.	370,528
808	Primerica, Inc.	108,215
2,063	W R Berkley Corp.	137,025

		8,843,742

Materials – 2.3%
77,681	Axalta Coating Systems Ltd.*	2,217,792
3,377	Linde plc	889,873
2,629	RPM International, Inc.	238,661
5,347	Sherwin-Williams Co. (The)	3,929,564

		7,275,890

Media & Entertainment – 10.5%
3,259	Alphabet, Inc. Class A*	5,711,854
4,697	Alphabet, Inc. Class C*	8,228,580
36,418	Facebook, Inc. Class A*	9,947,941
10,591	Netflix, Inc.*	5,726,871
31,811	Omnicom Group, Inc.	1,984,052
25,041	Pinterest, Inc. Class A*	1,650,202
1,892	Roku, Inc.*	628,182

		33,877,682

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
40,970	AbbVie, Inc.	4,389,935
1,856	Biogen, Inc.*	454,460
2,979	Bristol-Myers Squibb Co.	184,787
1,776	IQVIA Holdings, Inc.*	318,206
3,683	Jazz Pharmaceuticals plc*	607,879
33,405	Johnson & Johnson	5,257,279
20,273	Merck & Co., Inc.	1,658,331
3,095	Mettler-Toledo International, Inc.*	3,527,310
5,370	PerkinElmer, Inc.	770,595
1,004	Seagen, Inc.*	175,841
10,243	Thermo Fisher Scientific, Inc.	4,770,985
16,271	Vertex Pharmaceuticals, Inc.*	3,845,488
24,630	Zoetis, Inc.	4,076,265

		30,037,361

Real Estate Investment Trusts – 4.1%
10,091	AvalonBay Communities, Inc.	1,618,899
4,913	Camden Property Trust	490,907
24,071	Equity LifeStyle Properties, Inc.	1,525,138
2,567	Extra Space Storage, Inc.	297,413
9,778	First Industrial Realty Trust, Inc.	411,947
85,132	Invitation Homes, Inc.	2,528,420
9,021	Mid-America Apartment Communities, Inc.	1,142,870
29,542	Prologis, Inc.	2,944,156
3,099	SBA Communications Corp.	874,321
6,508	Sun Communities, Inc.	988,891
12,417	VEREIT, Inc.	469,246

		13,292,208

Common Stocks – (continued)
Retailing – 8.2%
4,173	Amazon.com, Inc.*	$13,591,169
79	Booking Holdings, Inc.*	175,954
35,475	Dick’s Sporting Goods, Inc.	1,994,050
2,728	Etsy, Inc.*	485,338
11,778	Kohl’s Corp.	479,247
17,984	L Brands, Inc.	668,825
2,208	Lowe’s Cos., Inc.	354,406
1,090	Ross Stores, Inc.	133,863
23,411	Target Corp.	4,132,744
55,405	TJX Cos., Inc. (The)	3,783,607
3,128	Wayfair, Inc. Class A*	706,334

		26,505,537

Semiconductors & Semiconductor Equipment – 5.2%
6,733	Advanced Micro Devices, Inc.*	617,483
47,102	Applied Materials, Inc.	4,064,903
2,864	First Solar, Inc.*	283,307
2,093	KLA Corp.	541,899
7,093	Lam Research Corp.	3,349,811
11,973	Micron Technology, Inc.*	900,130
551	NVIDIA Corp.	287,732
12,787	NXP Semiconductors NV	2,033,261
29,148	Texas Instruments, Inc.	4,784,061

		16,862,587

Software & Services – 14.3%
5,504	Accenture plc Class A	1,437,700
6,420	Adobe, Inc.*	3,210,770
27,805	Fidelity National Information Services, Inc.	3,933,295
3,841	Fiserv, Inc.*	437,336
3,891	Global Payments, Inc.	838,199
20,312	International Business Machines Corp.	2,556,875
245	Intuit, Inc.	93,063
84,354	Microsoft Corp.	18,762,017
25,723	PayPal Holdings, Inc.*	6,024,327
1,835	Square, Inc. Class A*	399,369
5,509	VeriSign, Inc.*	1,192,148
22,901	Visa, Inc. Class A	5,009,136
48,937	Western Union Co. (The)	1,073,678
2,851	Zoom Video Communications, Inc. Class A*	961,699

		45,929,612

Technology Hardware & Equipment – 6.0%
139,248	Apple, Inc.	18,476,817
1,627	Arrow Electronics, Inc.*	158,307
2,449	Dell Technologies, Inc. Class C*	179,487
2,004	Dolby Laboratories, Inc. Class A	194,649
5,537	Western Digital Corp.	306,694

		19,315,954

Transportation – 1.8%
1,704	FedEx Corp.	442,392
1,500	Kansas City Southern	306,195

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)
11,015	Old Dominion Freight Line, Inc.	$2,149,908
42,700	Uber Technologies, Inc.*	2,177,700
4,444	United Parcel Service, Inc. Class B	748,370

		5,824,565

Utilities – 1.1%
41,680	AES Corp. (The)	979,480
20,910	Sempra Energy	2,664,143

		3,643,623

TOTAL INVESTMENTS – 99.6%
(Cost $232,926,132)		$320,305,190

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,435,541

NET ASSETS – 100.0%		$321,740,731

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $232,926,132)	$320,305,190
Cash	1,621,960
Receivables:
Fund shares sold	353,096
Dividends	316,458
Reimbursement from investment adviser	37,986
Other assets	1,019

Total assets	322,635,709

Liabilities:
Payables:
Fund shares redeemed	537,265
Management fees	145,821
Distribution and Service fees and Transfer Agency fees	15,073
Accrued expenses	196,819

Total liabilities	894,978

Net Assets:
Paid-in capital	228,051,726
Total distributable earnings (loss)	93,689,005

NET ASSETS	$321,740,731
Net Assets:
Institutional	$267,592,127
Service	54,148,604

Total Net Assets	$321,740,731
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	13,328,483
Service	2,679,910
Net asset value, offering and redemption price per share:
Institutional	$20.08
Service	20.21

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2020

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $7,360)	$4,157,222
Securities lending income — affiliated issuer	1,395
Interest	711
Dividends — affiliated issuers	3

Total investment income	4,159,331

Expenses:
Management fees	1,831,171
Distribution and Service (12b-1) fees	128,470
Professional fees	109,717
Printing and mailing costs	98,489
Custody, accounting and administrative services	82,958
Transfer Agency fees(a)	59,065
Trustee fees	20,941
Other	16,618

Total expenses	2,347,429

Less — expense reductions	(579,282)

Net expenses	1,768,147

NET INVESTMENT INCOME	2,391,184

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	17,525,008

Net change in unrealized gain on investments — unaffiliated issuers	28,349,314

Net realized and unrealized gain	45,874,322

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,265,506

(a)	Institutional and Service Shares incurred Transfer Agency fees of $48,788 and $10,277, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2020	For the Fiscal Year Ended December 31, 2019

From operations:
Net investment income	$2,391,184	$3,688,941
Net realized gain	17,525,008	13,673,416
Net change in unrealized gain	28,349,314	50,991,594

Net increase in net assets resulting from operations	48,265,506	68,353,951

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(12,570,928)	(12,098,854)
Service Shares	(2,480,325)	(2,482,764)

Total distributions to shareholders	(15,051,253)	(14,581,618)

From share transactions:
Proceeds from sales of shares	13,712,118	11,649,993
Reinvestment of distributions	15,051,253	14,581,618
Cost of shares redeemed	(52,367,727)	(56,634,042)

Net decrease in net assets resulting from share transactions	(23,604,356)	(30,402,431)

TOTAL INCREASE	9,609,897	23,369,902

Net Assets:

Beginning of year	312,130,834	288,760,932

End of year	$321,740,731	$312,130,834

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$17.93	$15.03	$19.41	$17.65	$16.71

Net investment income(a)	0.15	0.21	0.22	0.28	0.22

Net realized and unrealized gain (loss)	2.98	3.57	(1.38)	3.98	1.58

Total from investment operations	3.13	3.78	(1.16)	4.26	1.80

Distributions to shareholders from net investment income	(0.16)	(0.23)	(0.25)	(0.28)	(0.23)

Distributions to shareholders from net realized gains	(0.82)	(0.65)	(2.97)	(2.22)	(0.63)

Total distributions	(0.98)	(0.88)	(3.22)	(2.50)	(0.86)

Net asset value, end of year	$20.08	$17.93	$15.03	$19.41	$17.65

Total return(b)	17.49%	25.21%	(6.19)%	24.07%	10.70%

Net assets, end of year (in 000s)	$267,592	$256,930	$235,553	$277,952	$255,565

Ratio of net expenses to average net assets	0.56%	0.58%	0.58%	0.62%	0.64%

Ratio of total expenses to average net assets	0.75%	0.76%	0.73%	0.70%	0.70%

Ratio of net investment income to average net assets	0.85%	1.24%	1.12%	1.42%	1.25%

Portfolio turnover rate(c)	203%	187%	160%	184%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share Data

Net asset value, beginning of year	$18.04	$15.12	$19.48	$17.71	$16.77

Net investment income(a)	0.12	0.18	0.18	0.24	0.18

Net realized and unrealized gain (loss)	2.99	3.58	(1.37)	3.99	1.59

Total from investment operations	3.11	3.76	(1.19)	4.23	1.77

Distributions to shareholders from net investment income	(0.12)	(0.19)	(0.20)	(0.24)	(0.20)

Distributions to shareholders from net realized gains	(0.82)	(0.65)	(2.97)	(2.22)	(0.63)

Total distributions	(0.94)	(0.84)	(3.17)	(2.46)	(0.83)

Net asset value, end of year	$20.21	$18.04	$15.12	$19.48	$17.71

Total return(b)	17.27%	24.93%	(6.36)%	23.80%	10.44%

Net assets, end of year (in 000s)	$54,149	$55,201	$53,208	$142,210	$120,387

Ratio of net expenses to average net assets	0.77%	0.79%	0.79%	0.82%	0.85%

Ratio of total expenses to average net assets	1.00%	1.01%	0.97%	0.95%	0.95%

Ratio of net investment income to average net assets	0.63%	1.03%	0.88%	1.21%	1.04%

Portfolio turnover rate(c)	203%	187%	160%	184%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2020

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,923,134	$—	$—
North America	317,382,056	—	—

Total	$320,305,190	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.54	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2020, GSAM waived $236,281 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2020, GSAM waived $17 of the Fund’s management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. This distribution and service fee waiver will remain in place through at least April 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2020, Goldman Sachs waived $20,555 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2021, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$236,298	$20,555	$5,524	$316,905	$579,282

E.  Line of Credit Facility — As of December 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income from Affiliated Investment Company

$—	$969,969	$(969,969)	$—	—	$3

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2020, were $593,303,794 and $629,252,806, respectively.

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2020.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2020, are reported under Investment Income on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

6.    SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2020		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2020
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
$155	$1,364	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2020:

Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2020

$—	$513,975	$(513,975)	$—

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2020 was as follows:

	2019	2020
Distributions paid from:
Ordinary income	$3,670,173	$2,652,858
Net long-term capital gains	10,911,445	12,398,395
Total taxable distributions	$14,581,618	$15,051,253

As of December 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$4,947,630
Undistributed long-term capital gains	3,798,063
Total undistributed earnings	$8,745,693
Timing differences (Real Estate Investment Trusts)	37,855
Unrealized gains — net	84,905,457
Total accumulated earnings — net	$93,689,005

As of December 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$235,399,733
Gross unrealized gain	86,607,410
Gross unrealized loss	(1,701,953)
Net unrealized gain	$84,905,457

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2020

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2020		For the Fiscal Year Ended December 31, 2019
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	635,655	$11,594,488	441,372	$7,774,633
Reinvestment of distributions	632,341	12,570,928	681,626	12,098,854
Shares redeemed	(2,268,793)	(41,014,558)	(2,468,062)	(42,483,665)
	(1,000,797)	(16,849,142)	(1,345,064)	(22,610,178)
Service Shares
Shares sold	116,235	2,117,630	228,384	3,875,360
Reinvestment of distributions	123,954	2,480,325	139,012	2,482,764
Shares redeemed	(619,902)	(11,353,169)	(827,588)	(14,150,377)
	(379,713)	(6,755,214)	(460,192)	(7,792,253)

NET DECREASE	(1,380,510)	$(23,604,356)	(1,805,256)	$(30,402,431)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs U.S. Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs U.S. Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2020 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/20	Ending Account Value 12/31/20		Expenses Paid for the 6 Months Ended 12/31/20*
Institutional

Actual	$1,000	$1,192.80		$3.09
Hypothetical 5% return	1,000	1,022.32	+	2.85
Service

Actual	1,000	1,191.70		4.24
Hypothetical 5% return	1,000	1,021.27	+	3.91

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.56% and 0.77% for Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	None
Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				105	Stepan Company (a specialty chemical manufacturer)

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	105	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	158	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2020.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2020, Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 31 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2020.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2020, 58.37% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $12,398,395, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2020.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2021 Goldman Sachs. All rights reserved.

VITUSAR-21/229753-OTU-02/2021

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2020	2019	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$436,130	$437,130	Financial statement audits.
Audit-Related Fees
PwC	$84,939	$34,240	Other attest services.
Tax Fees
PwC	$0	$113,470	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns and certain other tax-related services.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s* that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2020	2019	Description of Services Rendered
Audit-Related Fees
PwC	$2,060,932	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2020 and December 31, 2019 by PwC were approximately $84,939 and $147,710, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2019 and December 31, 2018 by PwC were approximately $14.7 million and $12.3 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2020. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 20, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2021

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2021